    As filed with the Securities and Exchange Commission on December 30, 1998


                                                      1933 Act File No. 33-34502
                                                      1940 Act File No. 811-6102

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------


                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 13
                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 15

                             MFS(R) SERIES TRUST VI
               (Exact Name of Registrant as Specified in Charter)


                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


|_| immediately upon filing pursuant to paragraph (b)
|_| on [date] pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(i)
|X| on February 28, 1999 pursuant to paragraph (a)(i)
|_| 75 days after filing pursuant to paragraph (a)(ii)
|_| on [date] pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:
|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

                         MFS(R) GLOBAL TOTAL RETURN FUND

            SUPPLEMENT DATED MARCH 1, 1999 TO THE CURRENT PROSPECTUS

THIS SUPPLEMENT DESCRIBES THE FUND'S CLASS I SHARES, AND IT SUPPLEMENTS CERTAIN INFORMATION IN THE FUND'S PROSPECTUS DATED MARCH 1, 1999. THE CAPTION HEADINGS USED IN THIS SUPPLEMENT CORRESPOND WITH THE CAPTION HEADINGS USED IN THE PROSPECTUS.

You may purchase class I shares only if you are an eligible institutional investor, as described under the caption "Description of Share Classes" below.


1. RISK RETURN SUMMARY

     PERFORMANCE TABLE.  The "Performance Table" is supplemented as follows:


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                      1 YEAR    5 YEARS    LIFE*
                                                      ------    -------    -----
      Class I shares                                    %          %         %
      [Broad-based securities market index]             %          %         %
      [Optional Lipper category]                        %          %         %
      [Optional additional index]                       %          %         %

--------------
 * For the period from the commencement of the fund's investment operations on September 4, 1990, through December 31, 1998.
** The Standard & Poor's 500 Composite Index is a market capitalization weighted price index composed of 500 widely held companies.
 + Source:  CDA/Wisenberger

The fund initially offered class A shares on September 4, 1990 and class I shares on January 2, 1997. Class I share performance includes the performance of the fund's class A shares for periods prior to the offering of class I shares. Class I share performance generally would have been higher than class A share performance had class I shares been offered for the entire period, because operating expenses (e.g., distribution and service fees) attributable to class I shares are lower than those of class A shares. Class I share performance has been adjusted to take into account the fact that class I shares have no initial sales charge.


2. EXPENSE SUMMARY

     EXPENSE TABLE.  The "Expense Table" is supplemented as follows:

     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


         Management Fees..................................       0.83%
         Distribution and Service (12b-1) Fees............       0.00%
         Other Expenses(1)................................       0.33%
         Total Annual Fund Operating Expenses.............       1.16%

-----------------------

(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions, and therefore do not represent the actual expenses of the fund.

     EXAMPLE OF EXPENSES. The "Example of Expenses" table is supplemented as follows:

     SHARE CLASS          YEAR 1         YEAR 3          YEAR 5         YEAR 10
     -----------          ------         ------          ------         -------
     Class I shares        $118           $368            $638           $1,409

3. DESCRIPTIONS OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:


If you are an eligible institutional investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible institutional investors may purchase class I shares:


    o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates; and

    o any fund distributed by MFS, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds.


In no event will the fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of class I shares. The payment of any such sales commission or compensation would, under the fund's policies, disqualify the purchaser as an eligible investor in class I shares.

4. HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5. FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is supplemented as follows:

FINANCIAL STATEMENTS - CLASS I SHARES

                                             YEAR ENDED           PERIOD ENDED
                                          OCTOBER 31, 1998     OCTOBER 31, 1997*
                                          ----------------     -----------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $13.86              $12.51
                                               ------              ------
Income from investment operations# -
    Net investment income                      $ 0.33              $ 0.30
    Net realized and unrealized gain on
      investments and foreign currency
      transactions                               1.56                1.21
                                               ------              ------
               Total from investment
                 operations                    $ 1.89               $1.51
                                               ------              ------
Less distributions declared to shareholders -
     From net investment income                $(0.23)             $(0.16)
                                               ------              ------
     From net realized gain on investments and
       foreign currency transactions            (0.92)               --
                                               ------              ------
             Total distributions declared to
               shareholders                    $(1.15)             $(0.16)
                                               ------              ------
Net asset value - end of period                $14.60              $13.86
                                               ------              ------
Total return                                    14.78%              12.08%++

Ratios (to average net assets)/Supplemental
  data
      Expenses##                                 1.16%               1.24%+
      Net investment income                      2.33%               2.72%+
Portfolio turnover
                                                  183%                143%
Net assets at end of period (000 omitted)
                                               $1,837              $1,848
-------------
 * For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 #   Per share data are based on average shares outstanding.
## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.

                  THE DATE OF THIS SUPPLEMENT IS MARCH 1, 1999.

                                                 MFS(R) GLOBAL TOTAL RETURN FUND
                                                 MARCH 1, 1999


                                                                    PROSPECTUS

                                                                CLASS A SHARES
                                                                CLASS B SHARES
                                                                CLASS C SHARES
--------------------------------------------------------------------------------


This Prospectus describes the MFS Global Total Return Fund. The investment objective of the fund is total return by providing above-average income (compared to a portfolio invested entirely in equity securities) and opportunities for growth of capital and income.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

  TABLE OF CONTENTS

                                                                          Page
I          Risk Return Summary ...................................         1
II         Expense Summary .......................................         7
III        Investment Objective, Strategies and Principal Risks ..         9
IV         Management of the Fund ................................        14
V          Description of Share Classes ..........................        15
VI         How to Purchase, Exchange and Redeem Shares ...........        18
VII        Investor Services and Programs ........................        22
VIII       Other Information .....................................        24
IX         Financial Highlights ..................................        27
           Appendix A -- Investment Techniques and Practices .....       A-1
           Appendix B -- Sales Charge Categories Available to
             Certain Retirement Plans ............................       B-1

--------------------------
  I  RISK RETURN SUMMARY
--------------------------

o   INVESTMENT OBJECTIVE


    Total return by providing above-average income (compared to a portfolio invested entirely in equity securities) and opportunities for growth of capital and income.

o   PRINCIPAL INVESTMENT STRATEGIES

    The fund is a global "balanced fund" and invests in a combination of global equity and fixed income securities. Under normal market conditions, the fund invests:

    o at least 40%, but not more than 75%, of its total assets in equity securities, which may include common stocks and related securities, such as preferred stock, convertible securities, warrants and depositary receipts, and

    o at least 25% of its total assets in fixed income securities.

    The fund may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with its investment adviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The fund's investment adviser is Massachusetts Financial Services Company (referred to as MFS or the adviser). The fund may also vary the percentage of its assets issued abroad and denominated in foreign currencies in accordance with MFS' view on the state of the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar.

    FOREIGN INVESTMENTS. The fund may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies and through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. The fund's investments in foreign securities may include equity and fixed income securities of foreign companies, fixed income securities issued by foreign governments and Brady Bonds.

    EQUITY INVESTMENTS. The fund's equity investments include securities of both non-U.S. issuers and U.S. issuers. With respect to U.S. issuers, the fund focuses on those companies that have the potential to derive a meaningful portion of their revenues and earnings from foreign markets. In managing the fund, MFS seeks to purchase securities of well-known and established companies. MFS looks particularly for equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more) and which have:

    o steady earnings with a predictable growth rate, and

    o attractive valuations based on current and expected earnings or cash flow.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the equity portion of the fund) it advises. This means that securities are selected based upon fundamental analysis of individual companies performed by the fund's portfolio manager and MFS' large group of equity research analysts.

    FIXED INCOME INVESTMENTS. The fund invests in securities which pay a fixed interest rate, which include:

    o securities issued by foreign governments, which are either:

        |> issued or guaranteed as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities or supra-national entities, or

        |> interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

    o U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities,

    o corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, and

    o mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables.

      In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fixed income portion of the fund) as a tool in making or adjusting the fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

    The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

    The fund is a non-diversified mutual fund. This means that the fund may invest a relatively high percentage of its assets in one or a few issuers.

o   PRINCIPAL RISKS OF AN INVESTMENT

    Your investment in the fund is subject to certain risks:

    o Allocation Risk: The fund will allocate its investments between equity and fixed income securities, among various segments of the fixed income markets, and among different countries based upon judgments made by MFS. The fund could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Foreign Markets Risk: The fund's investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

    o Currency Risk: The fund's exposure to foreign currencies may cause the value of the fund to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

    o Market and Company Risk: The value of the equity securities in which the fund invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income and convertible securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income and convertible securities in the fund's portfolio will generally rise.

    o Maturity Risk: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity. The average maturity of the fund's fixed income investments will affect the volatility of the fund's share price.

    o Credit Risk: The fund is subject to the risk that the issuer of a fixed income security will not be able to pay principal and interest when due.

    o Mortgage and Asset-Backed Securities Risk:

        |> Maturity Risk: Mortgage-backed and asset-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

        |> Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk of default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default.

    o Non-Diversified Status: Because the fund may invest in assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART


    The bar chart shows changes in the annual total returns of the fund's class A shares for each calendar year since class A shares were first offered. The chart and related notes do not take into account any sales charges that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

          1991                20.91%
          1992                 5.03%
          1993                21.50%
          1994                (3.07)%
          1995                20.29%
          1996                15.34%
          1997                13.22%
          1998


    During the period shown in the bar chart, the highest quarterly return was
         % (for the calendar quarter ended        , 199 ) and the lowest
    quarterly return was   % (for the calendar quarter ended         , 199 ).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund compares to various market indicators and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ..........................................................................
                                                1 Year    5 Years     Life*
                                                ------    -------     -----

    Class A shares                                    %          %         %

    Class B shares                                    %          %         %

    Class C shares                                    %          %         %

    Standard & Poor's 500 Composite Index**           %          %         %

    Morgan Stanley Capital International World
    Index***                                          %          %         %

    J.P. Morgan Global Government Bond Index****      %          %         %

----------
       * For the period from the commencement of the fund's investment operations on September 4, 1990, through December 31, 1998.
       + Source: Lipper Analytical Services, Inc.
      ++ Source: CDA/Wiesenberger.
      ** The Standard & Poors 500 Composite Index is a market capitalization weighted price index composed of 500 widely held common stocks.
     *** The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East.
    **** The J.P. Morgan Global Government Bond Index is an unmanaged aggregate of actively traded government bonds issued from 13 countries (including the United States) with remaining maturities of at least one year.

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C share performance takes into account the deduction of the 1% CDSC.

    The fund initially offered class A shares on September 4, 1990, class B shares on September 7, 1993 and class C shares on January 3, 1994. Class B and class C share performance includes the performance of the fund's class A shares for periods prior to the offering of class B and class C shares. Class B and class C share performance generally would have been lower than class A share performance had class B and class C shares been offered for the entire period, because certain operating expenses (e.g., distribution and service fees) attributable to class B and class C shares are higher than those of class A shares. Class B and class C share performance has been adjusted to take into account the CDSC applicable to class B and class C shares, rather than the initial sales charge applicable to class A shares.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

-----------------------
  II  EXPENSE SUMMARY
-----------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

    SHAREHOLDER FEES (fees paid directly from your investment)
    ..........................................................................
                                            CLASS A    CLASS B    CLASS C

    Maximum Sales Charge (Load) Imposed
    on Purchases (as a percentage of
    offering price) ...................     4.75%      0.00%      0.00%


    Maximum Deferred Sales Charge (Load)
    (as a percentage of original purchase
    price or redemption proceeds,
    whichever is less) ................ See Below(1)   4.00%      1.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
    ............................................................................


    Management Fees .....................   0.83%      0.83%      0.83%

    Distribution and Service (12b-1)
    Fees(2) .............................   0.35%      1.00%      1.00%

    Other Expenses(3) ...................   0.33%      0.33%      0.33%
                                            -----      -----      -----
    Total Annual Fund Operating Expenses    1.51%      2.16%      2.16%

----------
    (1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in this case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
    (2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).
    (3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund.

o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The fund's operating expenses remain the same.

    Although your actual costs may be higher or lower, under these assumptions your costs would be:


    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------

    Class A shares                          $621       $930     $1,260    $2,191

    Class B shares
      Assuming redemption at end of
        period                              $619       $976     $1,359    $2,320
      Assuming no redemption                $219       $676     $1,159    $2,320

    Class C shares
      Assuming redemption at end of
        period                              $319       $676     $1,159    $2,493
      Assuming no redemption                $219       $676     $1,159    $2,493

-------------------------------------------------------------
  III  INVESTMENT OBJECTIVE, STRATEGIES AND PRINCIPAL RISKS
-------------------------------------------------------------

o   INVESTMENT OBJECTIVE


    The fund's investment objective is to seek total return by providing above-average income (compared to a portfolio invested entirely in equity securities) and opportunities for growth of capital and income. The fund's objective may be modified without shareholder approval.

o   HOW THE FUND INTENDS TO ACHIEVE ITS OBJECTIVE

    The fund is a "global balanced fund," and invests in a combination of global equity and fixed income securities. Under normal market conditions, the fund invests:

    o at least 40%, but not more than 75%, of its total assets in equity securities, which may include common stocks and related securities such as preferred stock, warrants or rights convertible into stock, and depositary receipts for those securities, and

    o at least 25% of its total assets in fixed income securities.

      The fund may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS' interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The fund may also vary the percentage of its assets issued abroad and denominated in foreign currencies in accordance with MFS' view on the state of the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar.

    FOREIGN INVESTMENTS. The fund invests in foreign securities such as:

    o equity securities of foreign companies,

    o fixed income securities of foreign companies,

    o fixed income securities issued by foreign governments; which are:

       |> issued or guaranteed as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities, or

       |> interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities, and

    o Brady Bonds, which are long-term bonds issued as part of a restructuring of commercial loans to emerging market countries

    The fund may have exposure to foreign currencies through its investments in foreign securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

    EQUITY INVESTMENTS. The fund's equity investments include securities of both non-U.S. and U.S. issuers. With respect to U.S. issuers, the fund focuses on those companies that have the potential to derive a meaningful portion of their revenues and earnings in foreign markets. In managing the fund, MFS seeks to purchase securities of well-known and established companies. MFS looks particularly for equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more) and which have:

    o steady earnings with a predictable growth rate, and

    o attractive valuations based on current and expected earnings or cash flow.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the equity portion of the fund) it advises. This means that securities are selected based upon fundamental analysis performed by the fund's portfolio manager and MFS' large group of equity research analysts. Securities are not selected based upon the type of industries to which they belong.

    FIXED INCOME INVESTMENTS. The fund invests in securities which pay a fixed interest rate, which include:

    o Securities issued by foreign governments, as described under "Foreign Investments," above,

    o U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities,

    o corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, including foreign corporations, and

    o mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the fund to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the fund invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the fund.

      In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. Every two weeks, this group convenes to assess the three-month outlook for various segments of the fixed income markets. The group analyzes changes in inflation rates, economic growth and other fiscal measures to assess the probable changes in long and short term U.S. treasury interest rates. Using that assessment, the group then determines the probable difference between the yield on U.S. Treasury securities and the yield on other types of fixed income securities, and then draws conclusions on the probable total returns of these various types of fixed income securities. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fixed income portion of the fund) as a tool in making or adjusting the fund's asset allocations to these various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

    OTHER CONSIDERATIONS. The fund is a non-diversified mutual fund. This means that the fund may invest a relatively high percentage of its assets in one or a few issuers.

      The fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.

    The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

      The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   PRINCIPAL RISKS

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. As with any non-money market mutual fund, the share price of the fund will change daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o Allocation Risk: The fund will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, and among different countries based upon judgments made by MFS. The fund could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Foreign Securities: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        |> These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        |> Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        |> Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        |> Foreign markets may be less liquid and more volatile than U.S.
           markets.

        |> Foreign securities often trade in currencies other than the U.S.
           dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

    o Maturity Risk: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the fund's fixed income investments will affect the volatility of the fund's share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Mortgage and Asset-Backed Securities:

        |> Maturity Risk:

             + Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                 /\ When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                 /\ When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

             + Collateralized Mortgage Obligations: The fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

             + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        |> Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk of default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage- backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

------------------------------
  IV  MANAGEMENT OF THE FUND
------------------------------

o   INVESTMENT ADVISER

    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of
    the MFS organization were approximately $     billion on behalf of
    approximately     million investor accounts as of January 31, 1999. As of
    such date, the MFS organization managed approximately $     billion of net
    assets in equity funds and equity portfolios and $     billion of net
    assets in fixed income funds and fixed income portfolios. Approximately
    $    billion of the assets managed by MFS are invested in securities of foreign issuers and foreign denominated securities of U.S. issuers. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides overall investment advisory services and facilities to the fund, for which the fund pays MFS an annual management fee equal to the sum of 0.65% of the fund's average daily net assets and 5% of the fund's gross income.


o   PORTFOLIO MANAGER


    The fund's portfolio manager is Frederick J. Simmons, a Senior Vice President of MFS. Mr. Simmons has been the portfolio manager of the fund since 1991 and has been employed as a portfolio manager by MFS since 1971.


o   ADMINISTRATOR

    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

-----------------------------------
  V  DESCRIPTION OF SHARE CLASSES
-----------------------------------


    The fund offers class A, B and C shares through this prospectus. The fund also offers an additional class of shares, class I shares, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to institutional investors eligible to purchase them.


o   SALES CHARGES

    You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (such as a broker or bank), the adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from MFS or MFD. These commissions and concessions are described in the SAI.


o   CLASS A SHARES


    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within one year. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:
                                               SALES CHARGE* AS PERCENTAGE OF:
                                               -------------------------------
                                                  Offering        Net Amount
Amount of Purchase                                  Price          Invested

Less than $100,000                                  4.75%            4.99%
$100,000 but less than $250,000                     4.00             4.17

$250,000 but less than $500,000                     2.95             3.04
$500,000 but less than $1,000,000                   2.20             2.25

$1,000,000 or more                                 None**           None**

----------
 * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
** A 1% CDSC will apply to such purchases, as discussed below.

    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares. However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase. This pricing structure also applies to investments in class A shares by certain retirement plans, as described in Appendix B.


o   CLASS B SHARES


    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

    The CDSC is imposed according to the following schedule:

                                                        CONTINGENT DEFERRED
YEAR OF REDEMPTION AFTER PURCHASE                          SALES CHARGE
---------------------------------------------------------------------------
First                                                           4%
Second                                                          4%
Third                                                           3%
Fourth                                                          3%
Fifth                                                           2%
Sixth                                                           1%
Seventh and following                                           0%


    If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

o   CLASS C SHARES


    You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.

o   CALCULATION OF CDSC

    As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Three different aging schedules apply to the calculation of the CDSC:

    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class C shares, and purchases of class B shares on or after January 1, 1993, made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

    o Purchases of class B shares prior to January 1, 1993 made on any day during a calendar year will age one year at the close of business on December 31 of that year, and each subsequent year.

    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

o   DISTRIBUTION AND SERVICE FEES

    The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares and 1.00% for each of class B and class C shares, and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.

  VI  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

    You may purchase, exchange and redeem class A, B and C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."

o   HOW TO PURCHASE SHARES

    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is $1,000. However, in the following circumstances the minimum initial investment is only $50 per account:

    o if you establish an automatic investment plan;

    o if you establish an automatic exchange plan; or

    o if you establish an account under either:

        |> tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

        |> employer sponsored investment programs.

    The minimum initial investment for IRAs is $250 per account. The maximum investment in class C shares is $1,000,000 per transaction. Class C shares are not available for purchase by any retirement plan qualified under
    Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Fundamental 401(k) Plan.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

    o send a check with the returnable portion of your statement;

    o ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.

o   HOW TO EXCHANGE SHARES

    You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.


      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS Funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges.

      Exchanges are subject to the MFS Funds' market timing policies, which are policies designed to protect the funds and their shareholders from the effect of frequent exchanges. These market timing policies are described below under the caption "Market Timing Policies." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


o   HOW TO REDEEM SHARES

    You may redeem your shares either having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).

      Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds for up to 15 days from the purchase date to assure that the check has cleared.


    REDEEMING DIRECTLY THROUGH MFSC.


    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may make certain de minimis exceptions to these requirements.


o   OTHER CONSIDERATIONS

    RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The MFS Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the MFS Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the MFS Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

    MARKET TIMING POLICIES. The MFS Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The MFS Funds define a "market timer" as an individual, or organization acting on behalf of one or more individuals, if:

    o the individual or organization makes during the calendar year either (i) six or more exchange requests among the MFS Funds or (ii) three or more exchange requests out of any of the MFS high yield bond funds or MFS municipal bond funds; and

    o any one of such exchange requests represents shares equal in value to $1 million or more.

    Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

      The MFS Funds may impose specific limitations on market timers, including:

    o delaying for up to seven days the purchase side of an exchange request by market timers;

    o rejecting or otherwise restricting purchase or exchange requests by market timers; and

    o permitting exchanges by market timers only into certain MFS Funds.


    REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge). If the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC paid; however, your new shares will be subject to a CDSC which will be determined from the date you originally purchased the shares redeemed. This privilege applies to shares of the MFS money market funds only under certain circumstances.

    IN-KIND DISTRIBUTIONS. The MFS Funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The fund does not expect to make in-kind distributions, and if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the fund's net assets, whichever is less.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS Funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

---------------------------------------
  VII  INVESTOR SERVICES AND PROGRAMS
---------------------------------------

    As a shareholder of the fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the fund is made through a retirement plan.

o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividends and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);


    o Dividends in cash; capital gain distributions reinvested in additional shares; or


    o Dividends and capital gain distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

o   PURCHASE AND REDEMPTION PROGRAMS

    For your convenience, the following purchase and redemption programs are made available to you with respect to class A, B and C shares, without extra charge:

    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.


    REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.


    DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.

    LETTER OF INTENT (LOI). If you intend to invest $50,000 or more in the MFS funds (including the MFS Fixed Fund) within 13 months, you may buy class A shares of the funds at the reduced sales charge as though the total amount were invested in class A shares in one lump sum. If you intend to invest $1 million or more under this program, the time period is extended to 36 months. If the intended purchases are not completed within the time period, shares will automatically be redeemed from a special escrow account established with a portion of your investment at the time of purchase to cover the higher sales charge you would have paid had you not purchased your shares through this program.

    RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

---------------------------
  VIII  OTHER INFORMATION
---------------------------

o   PRICING OF FUND SHARES


    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined at the close of regular trading each day that the New York Stock Exchange is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). To determine net asset value, the fund values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees the fund if current market values are unavailable. Fair value pricing may be used by the fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.


      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFSC receives your order by:

    o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

    o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

    The fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

o   DISTRIBUTIONS


    The fund intends to pay substantially all of its net income (including net short-term capital gain) to shareholders as dividends at least semi-annually. Any realized net capital gains are distributed at least annually.


o   TAX CONSIDERATIONS


    The following discussion is very general and therefore prospective investors are urged to consult their own tax advisers regarding the effect that an investment in the fund may have on their own tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

    You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

    The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

    Fund distributions will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    If you are neither a citizen nor a resident of the U.S., the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.

    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have similar investment goals and principal investment policies and risks to the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   YEAR 2000 ISSUES


    The fund could be adversely affected if the computer systems used by MFS, the fund's other service providers or the companies in which the fund invests do not properly process date-related information from and after January 1, 2000 (the "Year 2000 Issue"). MFS recognizes the importance of the Year 2000 Issue and, to address Year 2000 compliance, created a Year 2000 Program Management Office in 1996, which is separately funded, has a specialized staff and reports directly to MFS senior management. The Office, with the help of external consultants, is responsible for ascertaining that all internal systems, data feeds and third party applications are Year 2000 compliant. While MFS is confident that all MFS systems will be Year 2000 compliant before the turn of the century, there are significant systems interdependencies in the domestic and foreign markets for securities, the business environments in which companies held by the fund operate and in MFS' own business environment. MFS has been actively working with the fund's other service providers to identify and respond to potential problems in an effort to ensure Year 2000 compliance or develop contingency plans. Year 2000 compliance is also one of the factors considered by MFS in its ongoing assessment of companies in which the fund invests. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the fund.


o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS

    To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports be sent personally to that shareholder.

----------------------------
  IX  FINANCIAL HIGHLIGHTS
----------------------------

    The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years, or, if the fund has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. These financial statements are incorporated by reference into the SAI. The fund's independent auditors are Ernst & Young LLP.

CLASS A SHARES
 .............................................................................................................................
                                                                           YEAR ENDED OCTOBER 31,
                                              --------------------------------------------------------------------------------
                                                 1998               1997               1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
 Net asset value -- beginning of period       $  13.84           $  12.73           $  11.57         $  10.58         $ 11.19
                                              --------           --------           --------         --------         -------
 Income from investment operations# --
 Net investment income                        $   0.28           $   0.31           $   0.34         $   0.33         $  0.30
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                    1.57               1.61               1.46             0.79            0.15
                                              --------           --------           --------         --------         -------
 Total from investment operations             $   1.85           $   1.92           $   1.80         $   1.12         $  0.45
                                              --------           --------           --------         --------         -------
 Less distributions declared to
  shareholders -
 From net investment income                   $  (0.18)          $  (0.21)          $  (0.63)        $  (0.08)        $ (0.25)
 From net realized gain on investments
  and foreign currency transactions              (0.92)             (0.60)             (0.01)           (0.05)          (0.33)
 In excess of net realized gain on
  investments and foreign currency
  transactions                                    --                 --                 --               --             (0.38)
 From paid-in capital                             --                 --                 --               --             (0.10)
                                              --------           --------           --------         --------         -------
 Total distributions declared to
  shareholders                                $  (1.10)          $  (0.81)          $  (0.64)        $  (0.13)        $ (1.06)
                                              ========           ========           ========         ========         =======
 Net asset value -- end of period             $  14.59           $  13.84           $  12.73         $  11.57         $ 10.58
                                              ========           ========           ========         ========         =======
Total return(+)                                 14.29%             15.71%             16.06%           10.63%           4.10%
Ratios (to average net assets)/
Supplemental data:
 Expenses##                                      1.51%              1.59%              1.63%            1.77%           1.76%
 Net investment income                           1.99%              2.35%              2.79%            3.06%           2.81%
Portfolio turnover                                183%               143%               167%             160%            118%
Net assets at end of period (000
  omitted)                                    $174,576           $152,919           $129,843         $110,294         $99,870
----------
#   Per share data are based on average shares outstanding.
##  For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The
    Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



CLASS B SHARES
 .............................................................................................................................
                                                                             YEAR ENDED OCTOBER 31,
                                                 ----------------------------------------------------------------------------
                                                    1998               1997             1996             1995            1994
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
 Net asset value -- beginning of period          $  13.82           $ 12.71           $ 11.52         $ 10.54         $ 11.19
                                                 --------           -------           -------         -------         -------
 Income from investment operations# --
 Net investment income                           $   0.19           $  0.22           $  0.25         $  0.25         $  0.25
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                       1.56              1.62              1.46            0.77            0.13
                                                 --------           -------           -------         -------         -------
 Total from investment operations                $   1.75           $  1.84           $  1.71         $  1.02         $  0.38
                                                 --------           -------           -------         -------         -------
 Less distributions declared to
  shareholders -
 From net investment income                      $  (0.09)          $ (0.13)          $ (0.47)        $ (0.03)        $ (0.24)
 In excess of net investment income                  --                --               (0.04)           --              --
 From net realized gain on investments and
  foreign currency transactions                     (0.92)            (0.60)            (0.01)          (0.01)          (0.32)
 In excess of net realized gain on
  investments and foreign currency
  transactions                                       --                --                --              --             (0.38)
 From paid-in capital                                --                --                --              --             (0.09)
                                                 --------           -------           -------         -------         -------
 Total distributions declared to
  shareholders                                   $  (1.01)          $ (0.73)          $ (0.52)        $ (0.04)        $ (1.03)
                                                 ========           =======           =======         =======         =======
 Net asset value -- end of period                $  14.56           $ 13.82           $ 12.71         $ 11.52         $ 10.54
                                                 ========           =======           =======         =======         =======
Total return                                       13.57%            15.00%            15.29%           9.75%           3.38%
Ratios (to average net assets)/
Supplemental data(S):
 Expenses##                                         2.16%             2.25%             2.34%           2.49%           2.49%
 Net investment income                              1.33%             1.70%             2.07%           2.34%           2.33%
Portfolio turnover                                   183%              143%              167%            160%            118%
Net assets at end of period (000 omitted)        $113,966           $96,931           $71,788         $57,214         $47,677
---------------
#  Per share data are based on average shares outstanding.
## For fiscal years ending after September 1,1995, the Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.



CLASS C SHARES
 .............................................................................................................................
                                                                             YEAR ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------------------
                                                     1998              1997             1996             1995           1994*
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
 Net asset value -- beginning of period           $ 13.82           $ 12.72           $ 11.52         $ 10.53         $ 11.06
                                                  -------           -------           -------         -------         -------
 Income from investment operations# --
 Net investment income                            $  0.19           $  0.23           $  0.26         $  0.27         $  0.27
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                       1.56              1.61              1.46            0.76           (0.29)
                                                  -------           -------           -------         -------         -------
 Total from investment operations                 $  1.75           $  1.84           $  1.72         $  1.03         $ (0.02)
                                                  -------           -------           -------         -------         -------
 Less distributions declared to shareholders -
 From net investment income                       $ (0.09)          $ (0.14)          $ (0.51)        $ (0.03)        $ (0.12)
 From net realized gain on investments and
  foreign currency transactions                     (0.92)            (0.60)            (0.01)          (0.01)          (0.16)
 In excess of net realized gain on
  investments and foreign currency
  transactions                                       --                --                --              --             (0.18)
 From paid-in capital                                --                --                --              --             (0.05)
                                                  -------           -------           -------         -------         -------
 Total distributions declared to
  shareholders                                    $ (1.01)          $ (0.74)          $ (0.52)        $ (0.04)        $ (0.51)
                                                  =======           =======           =======         =======         =======
 Net asset value -- end of period                 $ 14.56           $ 13.82           $ 12.72         $ 11.52         $ 10.53
                                                  =======           =======           =======         =======         =======
Total return                                       13.52%            14.97%            15.41%           9.84%          (0.15)%++
Ratios (to average net assets)/
Supplemental data:
 Expenses##                                         2.16%             2.24%             2.27%           2.42%           2.39%+
 Net investment income                              1.33%             1.71%             2.14%           2.41%           2.51%+
Portfolio turnover                                   183%              143%              167%            160%            118%
Net assets at end of period (000 omitted)         $30,580           $21,725           $14,248         $10,894         $10,903
---------------
*  For the period from the inception of Class C shares, January 3, 1994, through October 31, 1994.
+  Annualized.
++ Not annualized.
#  Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The
   Fund's expenses are calculated without reduction for this expense offset arrangement.


--------------
  APPENDIX A
--------------


o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the fund may engage in the following investment techniques and practices, which are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES
 ..........................................................................
SYMBOLS                   x  permitted                  -- not permitted
--------------------------------------------------------------------------
Debt Securities
  Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                   --
    Corporate Asset-Backed Securities                           x
    Mortgage Pass-Through Securities                            x
    Stripped Mortgage-Backed Securities                         --
  Corporate Securities                                          x
  Loans and Other Direct Indebtedness                           --
  Lower Rated Bonds                                             x
  Municipal Bonds                                               x
  Speculative Bonds                                             x
  U.S. Government Securities                                    x
  Variable and Floating Rate Obligations                        x
  Zero Coupon Bonds                                             x
Equity Securities                                               x
Foreign Securities Exposure
  Brady Bonds                                                   x
  Depositary Receipts                                           x
  Dollar-Denominiated Foreign Debt Securities                   x
  Emerging Markets                                              x
  Foreign Securities                                            x
Forward Contracts                                               x
Futures Contracts                                               x
Indexed Securities/Structured Products                          x
Inverse Floating Rate Obligations                               x
Investment in Other Investment Companies                        x
  Open-End                                                      --
  Closed-End                                                    x
Lending of Portfolio Securities                                 x
Leveraging Transactions
  Bank Borrowings                                               --
  Mortgage "Dollar-Roll" Transactions                           x
  Reverse Repurchase Agreements                                 --
Options
  Options on Foreign Currencies                                 x
  Options on Futures Contracts                                  x
  Options on Securities                                         x
  Options on Stock Indices                                      x
  Reset Options                                                 x
  "Yield Curve" Options                                         x
Repurchase Agreements                                           x
Restricted Securities                                           x
Short Sales                                                     --
Short Sales Against the Box                                     --
Short Term Instruments                                          x
Swaps and Related Derivative Instruments                        x
Temporary Borrowings                                            x
Temporary Defensive Positions                                   x
Warrants                                                        x
"When-Issued" Securities                                        x

--------------
  APPENDIX B
--------------

o   SALES CHARGE CATEGORIES AVAILABLE TO CERTAIN RETIREMENT PLANS

    Purchases made under the following four categories are not subject to an initial sales charge. However, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase. The CDSC is based on the value of the shares redeemed (excluding reinvested dividend and capital gain distributions) or the total cost of the shares, whichever is less.

    o Investments in class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

        |> the plan had established an account with MFSC; and

        |> the sponsoring organization had demonstrated to the satisfaction of MFD that either;

             + the employer had at least 25 employees; or


             + the total purchases by the retirement plan of class A shares of the MFS Family of Funds (the MFS Funds) would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.


    o Investments in class A shares by certain retirement plans subject to ERISA, if

        |> the retirement plan and/or sponsoring organization participates in the MFS Fundamental 401(k) Program or any similar recordkeeping system made available by MFSC (referred to as the MFS participant recordkeeping system);


        |> the plan establishes an account with MFSC on or after July 1, 1996;

        |> the total purchases by the retirement plan of class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

        |> the plan has not redeemed its class B shares in the MFS Funds in order to purchase class A shares under this category.


    o Investments in class A shares by certain retirement plans subject to ERISA, if

        |> the plan establishes an account with MFSC on or after July 1, 1996;
           and


        |> the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds.


           THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND

    o Investments in class A shares by certain retirement plans subject to ERISA, if

        |> the plan establishes an account with MFSC on or after July 1, 1997;

        |> the plan's records are maintained on a pooled basis by MFSC; and


        |> the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

    MFS(R) GLOBAL TOTAL RETURN FUND


    If you want more information about the fund, the following documents are available free upon request:

    ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the fund's performance during its last fiscal year.


    STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated March 1, 1999, provides more detailed information about the fund and is incorporated into this prospectus by reference.


    YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY
    CONTACTING:

        MFS Service Center, Inc.
        500 Boylston Street
        Boston, MA 02116-3741
        Telephone: 1-800-225-2606
        Internet: http://www.mfs.com

    Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

        Public Reference Room
        Securities and Exchange Commission
        Washington, D.C., 20549-6009

    Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the fund are available on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section at the above address.


        The fund's Investment Company Act file number is 811-6102.

                                                 MFS(R) GLOBAL TOTAL RETURN FUND
                                                 MARCH 1, 1999


[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                                                         STATEMENT OF ADDITIONAL
A SERIES OF MFS SERIES TRUST VI                                      INFORMATION
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated March 1, 1999. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION
PART I
Part I of this SAI contains information that is particular to the Fund.

  TABLE OF CONTENTS
                                                                          Page
I     Definitions .........................................................  1
II    Management of the Fund ..............................................  1
      The Fund ............................................................  1
      Trustees and Officers -- Identification and Background ..............  1
      Trustees Compensation ...............................................  1
      Affiliated Service Provider Compensation ............................  1
III   Sales Charges and Distribution Plan Payments ........................  1
      Sales Charges .......................................................  1
      Distribution Plan  Payments .........................................  1
IV    Portfolio Transactions and Brokerage Commissions ....................  1
V     Share Ownership .....................................................  1
VI    Performance Information .............................................  1
VII   Investment Techniques, Practices, Risks and Restrictions ............  1
      Investment Techniques, Practices and Risks ..........................  1
      Investment Restrictions .............................................  1
VIII  Tax Considerations ..................................................  3
IX    Independent Auditors and Financial Statements .......................  3
      Appendix A -- Trustees and Officers -- Identification and Background   A
      Appendix B -- Trustee Compensation ..................................  B
      Appendix C -- Affiliated Service Provider Compensation ..............  C
      Appendix D -- Sales Charges and Distribution Plan Payments ..........  D
      Appendix E -- Portfolio Transactions and Brokerage Commissions ......  E
      Appendix F -- Share Ownership .......................................  F
      Appendix G -- Performance Information ...............................  G


(I)     DEFINITIONS
        "Fund" - MFS Global Total Return Fund, a series of the Trust. The Fund was known as "MFS World Total Return Fund" prior to August 24, 1998.

        "Trust" - MFS Series Trust VI, a Massachusetts business trust, organized in 1991. The Trust was known as "MFS Worldwide Total Return Fund" prior to June 29, 1993, and as "MFS Worldwide Total Return Trust" prior to August 3, 1992.


        "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

        "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

        "MFSC" - MFS Service Center, Inc., a Delaware corporation.


        "Prospectus" - The Prospectus of the Fund, dated March 1, 1999, as amended or supplemented from time to time.


(II)    MANAGEMENT OF THE FUND


        THE FUND
        The Fund is a non-diversified series of the Trust. The Trust is an open-end management investment company.


        TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
        The identification and background of the Trustees and officers of the Trust are set forth in Appendix A of this Part I.

        TRUSTEE COMPENSATION
        Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, is set forth in Appendix B of this Part I.

        AFFILIATED SERVICE PROVIDER COMPENSATION
        Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in Appendix C to this Part I.

(III)   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

        SALES CHARGES
        Sales charges paid in connection with the purchase and sale of Fund shares for certain specified periods are set forth in Appendix D to this
        Part I, together with the Fund's schedule of dealer reallowances.

        DISTRIBUTION PLAN PAYMENTS
        Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix D to this Part I.

(IV)    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
        Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix E to this Part I.

(V)     SHARE OWNERSHIP
        Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix F to this Part I.

(VI)    PERFORMANCE INFORMATION
        Performance information, as quoted by the Fund in sales literature and marketing materials, is set forth in Appendix G to this Part I.

(VII)   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

        INVESTMENT TECHNIQUES, PRACTICES AND RISKS
        The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and principal investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval unless indicated otherwise, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply to these investment techniques and practices.


        o Foreign Securities Exposure may not exceed 90% of the Fund's net assets

        o Junk Bond Exposure may not exceed 5% of the Fund's net assets

        o Lending of Portfolio Securities may not exceed 30% of the Fund's net assets.

        INVESTMENT RESTRICTIONS
        The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy).


          Terms used below (such as Options and Futures Contracts) are defined in Part II of this SAI.

          The Fund may not:


             (1) Borrow amounts in excess of 10% of its gross assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate its assets (taken at market value) to an extent greater than 33 1/3% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets). While such borrowings exceed 5% of the Fund's gross assets, no securities may be purchased; however, the Fund may complete the purchase of securities already contracted for;

             (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

             (3) Invest 25% or more of the market value of its total assets in securities of issuers in any one industry;

             (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except foreign currencies, Forward Contracts, Futures Contracts, options, Options on Futures Contracts and Options on Foreign Currencies) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate and commodities acquired as a result of the ownership of securities;

             (5) Make loans to other persons except through the lending of its portfolio securities and except through repurchase agreements. Not more than 10% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days. For these purposes the purchase of commercial paper or a portion of an issue of debt securities shall not be considered the making of a loan;

             (6) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;

             (7) Invest for the purpose of exercising control or management;

             (8) Purchase securities issued by any closed-end investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers, or more than 3% of the total outstanding voting securities of any closed-end investment company to be held by the Fund. The Fund shall not purchase securities issued by any open-end investment company;

             (9) Invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation;

             (10) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a partner, officer, Director or Trustee of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both;

             (11) Purchase any securities, gold or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transactions and except that the Fund may make margin deposits in connection with Futures Contracts, Options on Futures Contracts, options and Options on Foreign Currencies;

             (12) Sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

             (13) Purchase or sell any put or call option or any combination thereof, provided, that this shall not prevent the purchase, ownership, holding or sale of contracts for the future delivery of securities, currencies or warrants where the grantor of the warrants is the issuer of the underlying securities or the writing and purchasing of puts, calls or combinations thereof with respect to securities, Futures Contracts and foreign currencies.

          In addition, the Fund has the following nonfundamental policies which may be changed without shareholder approval:

          The Fund will not invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation.

          According to certain state securities commissions, the term "illiquid investments" includes all foreign equity securities that are not listed on a recognized foreign or U.S. stock exchange. As a non-fundamental policy, repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. During the coming year, less than 5% of the Fund's assets will be used to engage in short sales permitted by Investment Restriction (12). In addition, purchases of warrants will not exceed 5% of the Fund's net assets. Included within that amount, but not exceeding 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchange.

          Except with respect to Investment Restriction (1) and the Fund's policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


(VIII)  TAX CONSIDERATIONS
        For a discussion of tax considerations, see Part II of this SAI.

(IX)    INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
        Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


          The Portfolio of Investments and the Statement of Assets and Liabilities at October 31, 1998, the Statement of Operations for the year ended October 31, 1998, the Statement of Changes in Net Assets for the two years ended October 31, 1998, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

  PART I - APPENDIX A

    TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
    The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)


    TRUSTEES
    JEFFREY L. SHAMES* (born 6/2/55)
    Massachusetts Financial Services Company, Chairman and Chief Executive
    Officer


    RICHARD B. BAILEY* (born 9/14/26)
    Private Investor; Massachusetts Financial Services Company, former Chairman and Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

    MARSHALL N. COHAN (born 11/14/26)
    Private Investor
    Address: 2524 Bedford Mews Drive, Wellington, Florida

    LAWRENCE H. COHN, M.D., (born 3/11/37)
    Brigham and Women's Hospital, Chief of Cardiac Surgery;
    Harvard Medical School, Professor of Surgery
    Address: 75 Francis Street, Boston, Massachusetts

    THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
    Edmund Gibbons Limited, Chief Executive Officer;
    Colonial Insurance Company Ltd., Director and Chairman
    Address: 21 Reid Street, Hamilton, Bermuda

    ABBY M. O'NEILL (born 4/27/28)
    Private Investor; Rockefeller Financial Services, Inc.
    (investment advisers), Director
    Address: 30 Rockefeller Plaza, Room 5600, New York,
    New York

    WALTER E. ROBB, III (born 8/18/26)
    Benchmark Advisors, Inc. (corporate financial consultants), President and Treasurer; Benchmark Consulting Group, Inc. (office services), President; CitiFunds and CitiSelect Folios (mutual funds), Trustee
    Address: 110 Broad Street, Boston, Massachusetts

    ARNOLD D. SCOTT* (born 12/16/42)
    Massachusetts Financial Services Company, Senior Executive Vice President and Secretary

    J. DALE SHERRATT (born 9/23/38)
    Insight Resources, Inc. (acquisition planning specialists),
    President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993)
    Address: 294 Washington Street, Boston, Massachusetts

    WARD SMITH (born 9/13/30)
    NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand Corporation (diversified mechanical manufacturer), Director
    Address: 36080 Shaker Blvd., Hunting Valley, Ohio

    OFFICERS
    W. THOMAS LONDON,* Treasurer (born 3/1/44)
    Massachusetts Financial Services Company, Senior
    Vice President

    JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
    Massachusetts Financial Services Company, Vice President

    ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
    Massachusetts Financial Services Company, Vice President (since September
    1996); Deloitte & Touch LLP, Senior Manager (prior to September 1996)

    MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
    Massachusetts Financial Services Company, Vice President (since March
    1997); Putnam Investments, Vice President (from September 1994 until March
    1997); Ernst & Young LLP, Senior Tax Manager (prior to September 1994)

    STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
    Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

    JAMES R. BORDEWICK, JR.,* Assistant Secretary
    (born 3/6/59) Massachusetts Financial Services Company,
    Senior Vice President and Associate General Counsel

    ----------------
    *"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

    Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada.

  PART I - APPENDIX B

    TRUSTEE COMPENSATION
    The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses. In addition, the Trust has a retirement plan for these Trustees as described under the caption "Management of the Fund -- Trustee Retirement Plan" in Part II. The Retirement Age under the plan is 75.


    TRUSTEE COMPENSATION TABLE
    ...............................................................................................................................
                                                        RETIREMENT BENEFIT                                       TOTAL TRUSTEE
                                   TRUSTEE FEES           ACCRUED AS PART          ESTIMATED CREDITED            FEES FROM FUND
    TRUSTEE                        FROM FUND(1)         OF FUND EXPENSES(1)        YEARS OF SERVICE(2)        AND FUND COMPLEX(3)

    -------------------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                 $3,500                  $                             8                       $
    Marshall N. Cohan                  4,175                                                8
    Dr. Lawrence Cohn                  3,788                                               22
    Sir David Gibbons                  3,500                                                8
    Abby M. O'Neill                    3,500                                                9
    Walter E. Robb, III                4,688                                                8
    Arnold D. Scott                        0                                               N/A
    James L. Shames                        0                                               N/A
    J. Dale Sherratt                   4,769                                               24
    Ward Smith                         4,319                                               12
    ----------------
    (1)For the fiscal year ending October 31, 1998.
    (2)Based upon normal retirement age (75).
    (3)Information provided is provided for calendar year 1998. All Trustees served as Trustees of    funds within the MFS fund
       complex (having aggregate net assets at December 31, 1998, of approximately $      billion) except Mr. Bailey, who served
       as Trustee of    funds within the MFS complex (having aggregate net assets at December 31, 1998 of approximately
       $     billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ..........................................................................
                                 YEARS OF SERVICE
        AVERAGE
      TRUSTEE FEES          3            5             7           10 OR MORE
    --------------------------------------------------------------------------
        $3,150            $473        $  788        $1,103          $1,575
         3,569             535           892         1,249           1,785
         3,988             598           997         1,396           1,994
         4,408             661         1,102         1,543           2,204
         4,827             724         1,207         1,689           2,413
         5,246             787         1,311         1,836           2,623
    ----------------
    (4)Other funds in the MFS Fund complex provide similar retirement benefits to the Trustees.

  PART I - APPENDIX C

    AFFILIATED SERVICE PROVIDER COMPENSATION
    ...............................................................................................................................

    The Fund paid compensation to its affiliated service providers over the specified periods as follows:


                            PAID TO MFS        AMOUNT       PAID TO MFS FOR         PAID TO MFSC        AMOUNT         AGGREGATE
                            FOR ADVISORY       WAIVED        ADMINISTRATIVE         FOR TRANSFER        WAIVED       AMOUNT PAID TO
    FISCAL YEAR ENDED         SERVICES         BY MFS           SERVICES          AGENCY SERVICES       BY MFSC       MFS AND MFSC
    -------------------------------------------------------------------------------------------------------------------------------
    October 31, 1998         $2,460,267         N/A             $42,332               $343,831            N/A          $2,846,430
    October 31, 1997         $2,096,169         N/A             $26,017*              $338,210            N/A          $2,460,396
    October 31, 1996         $1,716,121         N/A               N/A                 $340,345            N/A          $2,056,466
    --------------------
    *From March 1, 1997, the commencement of the Master Administrative Service Agreement.

  PART I - APPENDIX D

    SALES CHARGES AND DISTIBUTION PLAN PAYMENTS


    SALES CHARGES
    .......................................................................................................................
    The following sales charges were paid during the specified periods:

                                          CLASS A INITIAL SALES CHARGES:                           CDSC PAID TO MFD ON:

                                                    RETAINED         REALLOWED        CLASS A      CLASS B         CLASS C
    FISCAL YEAR END                 TOTAL            BY MFD          TO DEALERS       SHARES        SHARES          SHARES
    ----------------------------------------------------------------------------------------------------------------------
    October 31, 1998                 $332,778          $55,441          $277,337         $591     $143,197          $4,390
    October 31, 1997                  406,824           56,871           349,953          895      111,555           3,270
    October 31, 1996                 388,523           53,235           335,288         2,201       88,243             566

    DEALER REALLOWANCES

    ..........................................................................
    As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                    DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                             PERCENT OF OFFERING PRICE
    --------------------------------------------------------------------------
        Less than $100,000                                   4.00%
        $100,000 but less than $250,000                      3.20%
        $250,000 but less than $500,000                      2.25%
        $500,000 but less than $1,000,000                    1.70%
        $1,000,000 or more                                   None*
    ----------------
    *A CDSC will apply to such purchase.

    DISTRIBUTION PLAN PAYMENTS
    ..........................................................................................................
    During the fiscal year ended October 31, 1998, the Fund made the following Distribution Plan payments:

                                                           AMOUNT OF DISTRIBUTION AND SERVICE FEES:

    CLASS OF SHARES                                PAID BY FUND        RETAINED BY MFD       PAID TO DEALERS
    ----------------------------------------------------------------------------------------------------------
    Class A Shares                                  $  576,416             $51,037              $  525,379
    Class B Shares                                  $1,055,351             $27,755              $1,027,596
    Class C Shares                                  $  265,404             $21,867              $  243,537

    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares.

  PART I - APPENDIX E

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    .........................................................................
    The following brokerage commissions were paid by the Fund during the specified time periods:


                                                       BROKERAGE COMMISSIONS
    FISCAL YEAR END                                         PAID BY FUND
    ------------------------------------------------------------------------
    October 31, 1998                                          $335,276
    October 31, 1997                                          $257,335
    October 31, 1996                                          $263,498

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ........................................................................
    During the fiscal year ended October 31, 1998, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of October 31, 1998:

                                                       VALUE OF SECURITIES
    BROKER-DEALER                                     AS OF OCTOBER 31, 1998
    ------------------------------------------------------------------------
    General Electric Capital Corp.                          $6,199,015

  PART I - APPENDIX F

    SHARE OWNERSHIP


    OWNERSHIP BY TRUSTEES AND OFFICERS
    As of November 30, 1998, the Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

    25% OR GREATER OWNERSHIP
    The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of November 30, 1998, and are therefore presumed to control the Fund:

                                                       JURISDICTION OF ORGANIZATION
    NAME AND ADDRESS OF INVESTOR                              (IF A COMPANY)                      PERCENTAGE OWNERSHIP
    ------------------------------------------------------------------------------------------------------------------------
          None

    5% OR GREATER OWNERSHIP OF SHARE CLASS
    The following table identifies those investors who own 5% or more of any class of the Fund's shares as of November 30, 1998:

    NAME AND ADDRESS OF INVESTOR OWNERSHIP                     PERCENTAGE
    ..........................................................................
    MLPF&S for the Sole Benefit of its Customers      10.32% of Class B shares
    Attn: Fund Administration 97GT4
    4800 Deer Lake Drive E 3rd FL
    Jacksonville, FL 32246-6484
    ..........................................................................
    MLPF&S for the Sole Benefit of its Customers      12.99% of Class C shares
    Attn: Fund Administration 97N52
    4800 Deer Lake Drive E 3rd FL
    Jacksonville, FL 32246-6484
    ..........................................................................
    TRS MFS DEF Contribution Plan                     99.99% of Class I shares
    c/o Mark Leary 19th FL
    Mass Financial Services
    500 Boylston Street
    Boston, MA 02116-3740
    ..........................................................................

  PART I - APPENDIX G


    PERFORMANCE INFORMATION
    ...............................................................................................................................

    All performance quotations are as of October 31, 1998.

                                                             AVERAGE ANNUAL
                                                             TOTAL RETURNS
                                                                                                    30-DAY YIELD       CURRENT
                                            ---------------------------------------------------     (WITHOUT ANY       DISTRIBUTION
                                            1 YEAR            5 YEARS             LIFE OF FUND*     WAIVERS)           RATE+
                                            ---------------------------------------------------------------------------------------
    Class A Shares, with initial sales
      charge (SEC Performance)               8.86%            10.98%              12.39%            0.89%              2.72%
    Class A Shares, at a net asset value    14.29%            12.07%              13.06%            N/A                N/A
    Class B Shares, with CDSC (SEC
      Performance)                           9.57%            11.04%              12.58%            N/A                N/A
    Class B Shares, at net asset value      13.57%            11.30%              12.58%            0.31%              2.26%
    Class C Shares, with CDSC (SEC
      Performance)                          12.52%            11.37%              12.63%            N/A                N/A
    Class C Shares, at net asset value      13.52%            11.37%              12.63%            0.34%              2.31%
    Class I Shares, at net asset value      14.78%            12.21%              13.15%            1.27%              3.18%
    ----------------------
    *From the class inception date of Class A shares on September 4, 1990.
    +Annualized, based upon the last distribution.

    Class A share performance calculated according to Securities and Exchange Commission (referred to as the SEC) rules (referred to as SEC performance) takes into account the deduction of the 5.75% maximum sales charge. Class B SEC performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C SEC performance takes into account the deduction of the 1% CDSC. The fund initially offered class A shares on September 4, 1990, class B shares on September 7, 1993, class C shares on January 3, 1994, and class I shares on January 2, 1997.


    Class B and class C share performance include the performance of the fund's class A shares for periods prior to the offering of class B and class C shares. Class B and class C share performance generally would have been lower than class A share performance had class B and class C shares been offered for the entire period, because the operating expenses (e.g., distribution and service fees) attributable to class B and class C shares are higher than those of class A shares. Class B and class C share SEC performance has been adjusted to take into account the CDSC applicable to class B and class C shares, rather than the initial sales charge applicable to class A shares.

    Class I share performance includes the performance of the fund's class A shares for periods prior to the offering of class I shares. Class I share performance generally would have been higher than class A share performance had class I shares been offered for the entire period, because operating expenses (e.g., distribution and service fees) attributable to class I shares are lower than those of class A shares. Class I share performance has been adjusted to take into account the fact that class I shares have no initial sales charge.

    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable. Current subsidies and waivers may be discontinued at any time.

STATEMENT OF ADDITIONAL INFORMATION
PART II

Part II of this SAI describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" means each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is not a series of a Massachusetts business trust, references to a "Trust" shall mean the Fund.

  TABLE OF CONTENTS
                                                                          Page
I       Management of the Fund ...................................         1
        Trustees/Officers ........................................         1
        Investment Adviser .......................................         1
        Administrator ............................................         2
        Custodian ................................................         2
        Shareholder Servicing Agent ..............................         2
        Distributor ..............................................         2
II      Principal Share Characteristics ..........................         2
        Class A Shares ...........................................         2
        Class B Shares, Class C Shares and Class I Shares ........         2
        Waiver of Sales Charges ..................................         3
        Dealer Commissions and Concessions .......................         3
        General ..................................................         3
III     Distribution Plan ........................................         3
        Features Common to Each Class of Shares ..................         3
        Features Unique to Each Class of Shares ..................         4
IV      Investment Techniques, Practices and Risks ...............         5
V       Net Income and Distributions .............................         5
        Money Market Funds .......................................         5
        Other Funds ..............................................         5
VI      Tax Considerations .......................................         5
        Taxation of the Fund .....................................         5
        Taxation of Shareholders .................................         6
        Special Rules for Municipal Fund Distributions ...........         7
VII     Portfolio Transactions and Brokerage Commissions .........         8
VIII    Determination of Net Asset Value .........................         9
        Money Market Funds .......................................         9
        Other Funds ..............................................        10
IX      Performance Information ..................................        10
        Money Market Funds .......................................        10
        Other Funds ..............................................        11
        General ..................................................        l2
        MFS Firsts ...............................................        l2
X       Shareholder Services .....................................        13
        Investment and Withdrawal Programs .......................        13
        Exchange Privilege .......................................        15
        Tax-Deferred Retirement Plans ............................        16
XI      Description of Shares, Voting Rights and Liabilities .....        17
        Appendix A -- Waivers of Sales Charges ...................       A-1
        Appendix B -- Dealer Commissions and Concessions .........       B-1
        Appendix C -- Investment Techniques, Practices and Risks .       C-1
        Appendix D -- Description of Bond Ratings ................       D-1

(I)     MANAGEMENT OF THE FUND

        TRUSTEES/OFFICERS
        BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

        TRUSTEE RETIREMENT PLAN -- The Trust has a retirement plan for
        Trustees who are non-interested Trustees and Trustees who are not officers of the Trust. Under this plan, a Trustee will retire upon reaching a specified age (see Part I -- "Appendix B ") ("Retirement Age") and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to his Retirement Age and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.

        INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

        INVESTMENT ADVISER
        The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the Fund's investment adviser. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

          MFS has retained, on behalf of certain MFS Funds, sub-investment advisers to assist MFS in the management of the Fund's assets. A description of these sub-advisers, the services they provide and their compensation is provided under the caption "Management of the Fund -- Sub- Adviser" in Part I of this SAI for Funds which use sub-advisers.

        INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund[s]."

          The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

          The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

          The Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI), or by either party on not more than 60 days" nor less than 30 days" written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

        ADMINISTRATOR
        MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

        CUSTODIAN
        State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund.

        SHAREHOLDER SERVICING AGENT
        MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.1125%. In addition, MFSC will be reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. The Custodian has contracted with MFSC to perform certain dividend disbursing agent functions for the Fund.

        DISTRIBUTOR
        MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

(II)    PRINCIPAL SHARE CHARACTERISTICS
        Set forth below is a description of Class A, B, C and I shares offered by the MFS Family of Funds. Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

        CLASS A SHARES
        MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below). Certain purchases of Class A shares may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

        CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES
        MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale. Class B and C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

        WAIVER OF SALES CHARGES
        In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A, B and C shares are waived. These circumstances are described in Appendix A of this Part II. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, because the sales effort, if any, involved in making such sales is negligible, or in the case of certain CDSC waivers, because the circumstances surrounding the redemption of Fund shares were not foreseeable or voluntary.

        DEALER COMMISSIONS AND CONCESSIONS
        MFD pays commission and provides concessions to dealers that sell Fund shares. These dealer commissions and concession are described in Appendix B of this Part II.

        GENERAL
        Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.

(III)   DISTRIBUTION PLAN
        The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

          In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the caption "Expense Summary" in the Prospectus.

        FEATURES COMMON TO EACH CLASS OF SHARES
        There are features of the Distribution Plan that are common to each Class of shares, as described below.

        SERVICE FEES -- The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

        DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

        OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

          The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

        FEATURES UNIQUE TO EACH CLASS OF SHARES
        There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

        CLASS A SHARES -- Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

          No service fees will be paid: (i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts.

          The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares (0.25% per annum for certain Funds). As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares (0.50% per annum for certain Funds), the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

        CLASS B SHARES -- Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

          Except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time.

          Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares).

        CLASS C SHARES -- Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

          This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

(IV)    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
        Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. The Fund will engage only in certain of these investment techniques and practices, as identified in Part I. Investment practices and techniques that are not identified in Part I do not apply to the Fund.

(V)     NET INCOME AND DISTRIBUTIONS

        MONEY MARKET FUNDS
        The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

          For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses and net unrealized appreciation or depreciation on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

          Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

          It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amounts exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

        OTHER FUNDS
        Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders dividends equal to all of its net investment income with such frequency as is disclosed in the Fund's prospectus. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

(VI)    TAX CONSIDERATIONS
        The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own federal, state and local taxes.

        TAXATION OF THE FUND
        FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

        MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

        TAXATION OF SHAREHOLDERS
        TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Any distributions from ordinary income and from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month, and paid during the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

          Any Fund distribution, other than dividends that are declared by the fund on a daily basis will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

        DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

        DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

        DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

        FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

          If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

        U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

        BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and capital gain distributions (and redemption proceeds, if applicable) paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

        FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

        STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

        CERTAIN SPECIFIC INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income (as well as non-cash income described in the next two paragraphs) and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Any investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

        OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

        FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

        SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
        The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

        TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

        TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, the Fund does not expect that the non-tax-exempt portion of its net investment income, if any, will be substantial. Because the Fund expects to earn primarily tax-exempt interest income, it is expected that no Fund dividends will qualify for the dividends-received deduction for corporations.

        CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX- EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion will be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that month.

        CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

        CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

        STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

(VII)   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
        Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Trust's Board of Trustees.

          The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

          Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

          Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

          The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

          Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

          Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Family of Funds) have directed the Adviser to allocate a total of $54,160 of commission business from the MFS Family of Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).

          The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

          The management fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

          In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

(VIII)  DETERMINATION OF NET ASSET VALUE
        The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.

        MONEY MARKET FUNDS
        Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees which oversees the money market fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar- denominated instruments which its Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees which oversee each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, it will take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

        OTHER FUNDS
        The following valuation techniques apply to each MFS Fund that is not a money market fund.

          Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees.

          All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

          Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

          All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

(IX)    PERFORMANCE INFORMATION

        MONEY MARKET FUNDS
        Each MFS Fund that is a money market fund will provide current annualized and effective annualized yield quotations based on the daily dividends of shares of the money market fund. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders.

          Any current yield quotation of a money market fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share of that class at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of a money market fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. These yield quotations should not be considered as representative of the yield of a money market fund in the future since the yield will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in the money market fund's expenses.

        OTHER FUNDS
        Each MFS Fund that is not a money market fund may quote the following performance results.

        TOTAL RATE OF RETURN -- The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by any applicable CDSC and therefore may result in a higher rate of return,
        (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by any applicable sales charge and/or (iii) total rates of return which represent aggregate performance over a period or year- by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

          The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.

          As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

          Any total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

        YIELD -- Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30- day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 5.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.

        TAX-EQUIVALENT YIELD -- The tax-equivalent yield for a class of shares of a Fund is calculated by determining the rate of return that would have to be achieved on a fully taxable investment in such shares to produce the after-tax equivalent of the yield of that class. In calculating tax- equivalent yield, a Fund assumes certain federal tax brackets for shareholders and does not take into account state taxes.

        CURRENT DISTRIBUTION RATE -- Yield, which is calculated according to a formula prescribed by the Securities and Exchange Commission, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time. The Fund's current distribution rate calculation for Class B shares and Class C shares assumes no CDSC is paid.

        GENERAL
        From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

          From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

          The Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.

          From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(SM) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

          From time to time, the Fund may also advertise annual returns showing the cumulative value of an initial investment in the Fund in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

        MFS FIRSTS
        MFS has a long history of innovations.

        o 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

        o 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

        o 1932 -- One of the first internal research departments is established to provide in- house analytical capability for an investment management firm.

        o 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

        o 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

        o 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

        o 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

        o 1981 -- MFS(R) Global Governments Fund is established as America's first globally diversified fixed-income mutual fund.

        o 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

        o 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

        o 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

        o 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

        o 1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

        o 1990 -- MFS(R) Global Total Return Fund is the first global balanced fund.

        o 1993 -- MFS(R) Global Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

        o 1993 -- MFS(R) becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest principally in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

(X)     SHAREHOLDER SERVICES

        INVESTMENT AND WITHDRAWAL PROGRAMS
        The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

        LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

          Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

          If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

        RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide MFSC (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

        SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. MFSC will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

        DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

        SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct MFSC to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

        INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of his investment dealer must be included with each investment.

        GROUP PURCHASES -- A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment Adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

        AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

          No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

          A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

        REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

        EXCHANGE PRIVILEGE
        Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by MFSC.

        EXCHANGES AMONG MFS FUNDS (excluding exchanges from MFS money market funds) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

        EXCHANGES FROM AN MFS MONEY MARKET FUND -- Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

        EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

        GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by MFSC) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

          Additional information with respect to any of the MFS Funds, including a a copy of its current prospectus, may be obtained from investment dealers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

          Any state income tax advantages for investment in shares of each state- specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

        TAX-DEFERRED RETIREMENT PLANS
        Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:

        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a Tax-deferred retirement program and, if eligible, to receive a federal Income tax deduction for amounts contributed);

        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o  Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

        o 403(b) Plans (deferred compensation arrangements for employees of public School systems and certain non-profit organizations); and

        o  Certain other qualified pension and profit-sharing plans.

          The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

          An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

          Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by MFSC.

(XI)    DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
        The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

          Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent a shareholder of the Fund owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions" in Part I of this SAI). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

          The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

          The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

PART II - APPENDIX A

        WAIVERS OF SALES CHARGES
        This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain funds in the MFS Family of Funds, depending on which classes of shares are offered by such fund. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

(I)     WAIVERS OF ALL APPLICABLE SALES CHARGES
        In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

        DIVIDEND REINVESTMENT
          o  Shares acquired through dividend or capital gain reinvestment; and

          o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

        CERTAIN ACQUISITIONS/LIQUIDATIONS
          o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

        AFFILIATES OF AN MFS FUND/CERTAIN DEALERS.
        Shares acquired by:
          o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

          o Trustees and retired trustees of any investment company for which MFD serves as distributor;

          o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

          o  Employees or registered representatives of dealers;

          o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit- sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

          o  Institutional Clients of MFS or MFS Institutional Advisors, Inc.

        INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)
          o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

        RETIREMENT PLANS (CDSC WAIVER ONLY).
        Shares redeemed on account of distributions made under the following circumstances:

          o  Individual Retirement Accounts ("IRAs")

             >  Death or disability of the IRA owner.

          o Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")

             > Death, disability or retirement of 401(a) or ESP Plan participant;

             >  Loan from 401(a) or ESP Plan;

             > Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

             > Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

             >  Tax-free return of excess 401(a) or ESP Plan contributions;

             > To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFSC (the "MFS Participant Recordkeeping System"); and

             > Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

             > Shares purchased by certain retirement plans or trust accounts if: (i) the plan is currently a party to a retirement plan recordkeeping or administration services agreement with MFD or one of its affiliates and (ii) the shares purchased or redeemed represent transfers from or transfers to plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

          o  Section 403(b) Salary Reduction Only Plans ("SRO Plans")

             >  Death or disability of SRO Plan participant.

        CERTAIN TRANSFERS OF REGISTRATION
        (CDSC WAIVER ONLY).
        Shares transferred:
          o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

          o From a single account maintained for a 401(a) Plan to multiple accounts maintained by MFSC on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFSC.

        LOAN REPAYMENTS
          o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

(II)    WAIVERS OF CLASS A SALES CHARGES
        In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

        WRAP ACCOUNT AND FUND "SUPERMARKET"
        INVESTMENTS
          o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.

        INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS
          o  Shares acquired by insurance company separate accounts.

        RETIREMENT PLANS
          o  Administrative Services Arrangements

             > Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

          o  Reinvestment of Distributions from Qualified Retirement Plans

             > Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
        CIRCUMSTANCES:
          o  IRAs

             > Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

             >  Tax-free returns of excess IRA contributions.

          o  401(a) Plans

             > Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

             > Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

          o  ESP Plans and SRO Plans

             > Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

          o  401(a) Plans and ESP Plans

             > where the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

             > where the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, MFSC that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Family of Funds and aggregate assets of at least $10 million;


        provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or
        (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


        PURCHASES OF AT LEAST $5 MILLION
        (CDSC WAIVER ONLY)
          o Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.

        BANK TRUST DEPARTMENTS AND LAW FIRMS
          o Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

        INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES.
          o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.

(III)   WAIVERS OF CLASS B AND CLASS C SALES CHARGES
        In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

        SYSTEMATIC WITHDRAWAL PLAN
          o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

        DEATH OF OWNER
          o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

        DISABILITY OF OWNER
          o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC.).

        RETIREMENT PLANS.
        Shares redeemed on account of distributions made under the following circumstances:

          o  IRAs, 401(a) Plans, ESP Plans and SRO Plans


             > Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.


             > Salary Reduction Simplified Employee Pension Plans ("SAR-SEP Plans")


             > Distributions made on or after the SAR- SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and


             >  Death or disability of a SAR-SEP Plan participant.

          o  401(a) and ESP Plans Only (Class B CDSC Waiver Only)

             > By a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established an account with MFSC between July 1, 1996 and December 31, 1998; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

             > By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998). A plan with a pre-existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.

  PART II - APPENDIX B

        DEALER COMMISSIONS AND CONCESSIONS
        This Appendix describes the various commissions paid and concessions made to dealers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

        CLASS A SHARES
        Purchases Subject to an Initial Sales Charge. For purchases of Class A shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to dealers (which are alike for all dealers), as shown in Appendix D to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix D to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

          Purchases Subject to a CDSC (but not an Initial Sales Charge). For purchases of Class A shares subject to a CDSC, MFD pays commissions to dealers on new investments made through such dealers as follows:

        COMMISSION
        PAID BY MFD
        TO DEALERS               CUMULATIVE PURCHASE AMOUNT
        -------------------------------------------------------------
        1.00%                    On the first $2,000,000, plus
        0.80%                    Over $2,000,000 to $3,000,000, plus
        0.50%                    Over $3,000,000 to $50,000,000, plus
        0.25%                    Over $50,000,000

          For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

        CLASS B SHARES
        For purchases of Class B shares, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

          For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

          For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which has established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998), MFD pays no up front commissions to dealers, but instead pays an amount to dealers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre- existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

        CLASS C SHARES
        For purchases of Class C shares, MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase.

        ADDITIONAL DEALER COMMISSIONS/CONCESSIONS
        Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/ or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

PART II - APPENDIX C

        INVESTMENT TECHNIQUES, PRACTICES AND RISKS
        Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and principal investment policies, and the associated risks associated with these investment techniques and practices. The Fund will engage only in certain of these investment techniques and practices, as identified in Appendix A of the Fund's Prospectus. Investment practices and techniques that are not identified in Appendix A of the Fund's Prospectus do not apply to the Fund.

        INVESTMENT TECHNIQUES AND PRACTICES
        DEBT SECURITIES
        To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investment in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

        ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

          COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
        SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

          Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

          The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

          CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

          Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

          MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass- through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long- term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

          Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

          Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

          The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration ("VA")- guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

          Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

          FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

          STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

          CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

          LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

          These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

          Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

          The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

          LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

          While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

          MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

          If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

          Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

          Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

          Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

          The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the from of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

          The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

          SPECULATIVE BONDS: The Fund may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

          U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the Federal National Mortgage Association ("FNMA").

          U.S. Government Securities also include interest in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

          VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

          ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

        EQUITY SECURITIES
        The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

        FOREIGN SECURITIES EXPOSURE
        The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

        BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

        DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non- U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

          ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

        DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar- denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

        EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described below.

          o Company Debt -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

          o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

          o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

             Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

          o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

          o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

             The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

             The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

          o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

             Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

             The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

             To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

             Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

          o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.


        FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.


        FORWARD CONTRACTS
        The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

          A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

          If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

          The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

          The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

          The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

        FUTURES CONTRACTS
        The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

          A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

          The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

          Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

          Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

          Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long- term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

          The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

          Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

        INDEXED SECURITIES
        The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

          The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

        INVERSE FLOATING RATE OBLIGATIONS
        The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

        INVESTMENT IN OTHER INVESTMENT COMPANIES
        The Fund may invest in other investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and the total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

        LADDERING
        As one way of managing the Fund's exposure to interest rate fluctuations, the Adviser may engage in a portfolio management strategy known as "laddering." Under this strategy, the Fund will allocate a portion of its assets in securities with remaining maturities of less than 1 year, a portion of its assets in securities with remaining maturities of 1 to 2 years, a portion of its assets in securities with remaining maturities of 2 to 3 years, a portion of its assets in securities with remaining maturities of 3 to 4 years and a portion of its assets in securities with remaining maturities of 4 to 5 years. Under normal market conditions, approximately 50% or more of the assets of the Fund will be devoted to this strategy. The Adviser will actively manage securities within each rung of the "ladder." "Laddering" does not require that individual bonds are held to maturity.

          The Adviser believes that "laddering" provides additional stability to the Fund's portfolio by allocating the Fund's assets across a range of securities with shorter-term maturities. For example, in periods of rising interest rates and falling bond prices, the bonds with one- and two-year remaining maturities generally lose less of their value than bonds with four- and five-year remaining maturities; conversely, in periods of falling interest rates and corresponding rising bond prices, the principal value of the bonds with four- and five-year remaining maturities generally increase more than the bonds with one-and two-year remaining maturities. Furthermore, with the passage of time, individual bonds held in the Fund's portfolio tend to become less volatile as the time of their remaining maturity decreases. In addition, bonds with four- and five-year remaining maturities generally provide higher income than bonds with one- and two- year remaining maturities.

          "Laddering" does not assure profit and does not protect against loss in a declining market.

        LENDING OF PORTFOLIO SECURITIES
        The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

        LEVERAGING TRANSACTIONS
        The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

        BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

        MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

          If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

        REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

        OPTIONS
        The Fund may invest in the following types of options, which involves the risks described under the caption "Special Risk Factors -- Option, Futures, Forwards, Swaps and Other Derivative Transactions" in this
        Appendix:

        OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

        OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

          An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

          A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

          Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

          The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts than purchasing the underlying Futures Contracts.

        OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

          A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

          The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

          The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

          The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

        OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

          The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

          The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

          The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

          The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

        RESET OPTIONS:
        In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

        "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

          Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

        REPURCHASE AGREEMENTS
        The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

          The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

        RESTRICTED SECURITIES
        The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) Paper"). A determination is made, based upon a continuing review of the trading markets for the Rule 144A security or 4(2) Paper, whether such security is liquid and thus not subject to the Fund's limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities and 4(2) Paper. The Board, however, retains oversight of the liquidity determinations focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities held in the Fund's portfolio. Subject to the Fund's limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

        SHORT SALES
        The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

          The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

          Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

        SHORT SALES AGAINST THE BOX
        The Fund may make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

        SHORT TERM INSTRUMENTS
        The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

        SWAPS AND RELATED DERIVATIVE INSTRUMENTS
        The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

          Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

          For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

          The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

          The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

          The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

          If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

          The uses by the Fund of Swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

        TEMPORARY BORROWINGS
        The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

        TEMPORARY DEFENSIVE POSITIONS
        During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

        WARRANTS
        The Fund may invest in warrants. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

        "WHEN-ISSUED" SECURITIES
        The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

        SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

        RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
        PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

          If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

          The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

          The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

          Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

          In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

          The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

          Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

        RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

          With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

        RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

          The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

          The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

        MARGIN: Because of low initial margin deposits made upon the establishment of a futures, forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

        POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts, Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

        TRADING AND POSITION LIMITS: The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

        RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

        RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
        Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

          Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

          Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

          Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

          Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

          Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

        POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC- regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

PART II - APPENDIX D

                           DESCRIPTION OF BOND RATINGS

        The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

        Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

        Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                        STANDARD & POOR'S RATINGS SERVICES

        AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

        AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

        A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

        BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.

        C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

        D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                    FITCH IBCA

        AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

        AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

        A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

        BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

        Speculative Grade

        BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

        B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

        CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

        DDD, DD, D: Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50% -- 90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

                         DUFF & PHELPS CREDIT RATING CO.

        AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

        AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

        A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

        BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

        BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

        B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

        CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

        DD: Defaulted debt-obligations. Issuer failed to meet scheduled principal and/or interest payments.

        DP: Preferred stock with dividend arrearages.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street, Boston, MA 02116

MFS(R) GLOBAL TOTAL RETURN FUND

[logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street, Boston, MA 02116

                                                                   MGE-16-3/99

                              MFS(R) UTILITIES FUND

           SUPPLEMENT DATED MARCH 1, 1999 TO THE CURRENT PROSPECTUS

THIS SUPPLEMENT DESCRIBES THE FUND'S CLASS I SHARES, AND IT SUPPLEMENTS CERTAIN INFORMATION IN THE FUND'S PROSPECTUS DATED MARCH 1, 1999. THE CAPTION HEADINGS USED IN THIS SUPPLEMENT CORRESPOND WITH THE CAPTION HEADINGS USED IN THE PROSPECTUS.

You may purchase class I shares only if you are an eligible institutional investor, as described under the caption "Description of Share Classes" below.


1.    RISK RETURN SUMMARY

   PERFORMANCE TABLE.  The "Performance Table" is supplemented as follows:

   AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998


                                          1 YEAR    5 YEARS      LIFE*
    Class I shares                          %          %           %
    [Broad-based securities market          %          %           %
    index]
    [Optional Lipper category]              %          %           %
    [Optional additional index]             %          %           %

--------------

* For the period from the commencement of the Fund's investment operations on February 14, 1992, through December 31, 1998.
** The Standard & Poor's 500 Composite Index is a market capitalization weighted price index composed of 500 widely held companies.
+   Source:  CDA/Wisenberger

The fund initially offered class A shares on February 14, 1992 and class I shares on January 2, 1997. Class I share performance includes the performance of the fund's class A shares for periods prior to the offering of class I shares. Class I share performance generally would have been higher than class A share performance had class I shares been offered for the entire period, because operating expenses (e.g., distribution and service fees) attributable to class I shares are lower than those of class A shares. Class I share performance has been adjusted to take into account the fact that class I shares have no initial sales charge.


2.    EXPENSE SUMMARY

   EXPENSE TABLE.  The "Expense Table" is supplemented as follows:

   ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Management Fees ...............................................          0.60%
Distribution and Service (12b-1) Fees .........................          0.00%
Other Expenses(1) .............................................          0.30%
                                                                         ----
Total Annual Fund Operating Expenses ..........................          0.90%
Fee Waiver(2) .................................................        (0.10)%
                                                                         ----
Net Expense ...................................................          0.80%

-----------------------

(1)The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions, and therefore do not represent the actual expenses of the fund.

(2)The Adviser has voluntarily reduced the management fee to 0.50% of the fund's average daily net assets for an indefinite period of time.

   EXAMPLE OF EXPENSES. The "Example of Expenses" table is supplemented as follows:

          SHARE CLASS     YEAR 1       YEAR 3      YEAR 5      YEAR 10
          -----------     ------       ------      ------      -------

         Class I shares    $82          $255        $444         $990

DESCRIPTIONS OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:


If you are an eligible institutional investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible institutional investors may purchase class I shares:

    o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

    o any fund distributed by MFS, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds;

    o any retirement plan, endowment or foundation which:

         > purchases shares directly through MFD (rather than through a third party broker or dealer or other financial adviser);

         > has, at the time of purchase of class I shares, aggregate assets of at least $100 million; and

         > invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

      MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time;

    o bank trust departments or law firms acting as trustee or manager for trust accounts which initially invest, on behalf of their clients, at least $100,000 in class I shares of the fund (additional investments may be made in any amount). MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department or law firm will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time; and

    o certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

In no event will the fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of class I shares. The payment of any such sales commission or compensation would, under the fund's policies, disqualify the purchaser as an eligible investor in class I shares.

4.    HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.    FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is supplemented as follows:

FINANCIAL STATEMENTS - CLASS I SHARES
                                                      YEAR ENDED    PERIOD ENDED
                                                      OCTOBER 31,    OCTOBER 31,
                                                         1998          1997*
                                                      ----------    ------------

Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $10.39         $ 8.90
Income from investment operations# -
   Net investment incomess                              $ 0.30         $ 0.29
   Net realized and unrealized gain on
     investments and foreign currency                     1.80           1.48
     Total from investment operations                   $ 2.10         $ 1.77
                                                        ------         ------
Less distributions declared to shareholders -

   From net investment income                           $(0.29)        $(0.28)
   From net realized gain on investments
     and foreign currency transactions                   (1.39)          --
   In excess of net investment income                    (0.03)          --
                                                        ------         ------

     Total distributions declared
       to shareholders                                  $(1.71)        $(0.28)
                                                        ------         ------
Net asset value - end of period                         $10.78         $10.39
Total return                                             22.52%         20.15%++
Ratios (to average net assets)/Supplemental data(S) -
Expenses##                                                0.80%          0.86%+
Net investment income                                     2.84%          3.39%+
Portfolio turnover                                         124%           153%
Net assets at end of period (000 omitted)               $1,145         $  725

----------

* For the period from the inception of Class I, January 2, 1997, through October 31, 1997.

+  Annualized.
++ Not annualized.
#   Per share data are based on average shares outstanding.

## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment advisor voluntarily waived a portion of its management fee for the periods indicated. If the fee had not been waived, the net investment income per share and the ratios would have been:


      Net investment income                             $ 0.29          $ 0.27
      Ratios (to average net assets):

         Expenses##                                       0.90%           1.05%+
         Net investment income                            2.74%           3.20%+

                  THE DATE OF THIS SUPPLEMENT IS MARCH 1, 1999

                                                       -------------------------
                                                         MFS(R) UTILITIES FUND
                                                       -------------------------

                                                         MARCH 1, 1999

                                                                    PROSPECTUS

                                                                CLASS A SHARES
                                                                CLASS B SHARES
                                                                CLASS C SHARES
--------------------------------------------------------------------------------


This Prospectus describes the MFS Utilities Fund. The investment objective of the fund is capital growth and current income (income above that available from a portfolio invested entirely in equity securities).


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

---------------------
  TABLE OF CONTENTS
---------------------


                                                                          Page
I          Risk Return Summary ...................................         1
II         Expense Summary .......................................         6
III        Investment Objective, Strategies and Principal Risks ..         8
IV         Management of the Fund ................................        14
V          Description of Share Classes ..........................        15
VI         How to Purchase, Exchange and Redeem Shares ...........        18
VII        Investor Services and Programs ........................        22
VIII       Other Information .....................................        24
IX         Financial Highlights ..................................        27
           Appendix A -- Investment Techniques and Practices .....        A-1
           Appendix B -- Sales Charge Categories Available to             B-1

--------------------------
  I  RISK RETURN SUMMARY
--------------------------

o   INVESTMENT OBJECTIVE


    Capital growth and current income (income above that available from a portfolio invested entirely in equity securities).


o   PRINCIPAL INVESTMENT STRATEGIES


    The fund invests, under normal market conditions, at least 65% of its total assets in equity and debt securities of domestic and foreign companies in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion of the company's assets or revenues are derived from one or more utilities. Securities in which the fund invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region.

    EQUITY INVESTMENTS. The fund may invest in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the fund) it advises. This means that securities are selected based upon fundamental analysis performed by the fund's portfolio manager and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the fund, MFS places particular emphasis on each of the following factors:

    o the current regulatory environment;

    o the strength of the company's management team; and

    o the company's growth prospects and valuation relative to its long-term potential.

    FIXED INCOME INVESTMENTS. The fund invests in securities which pay a fixed interest rate. These securities include:

    o corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, including lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable;

    o mortgage-backed securities and asset- backed securities, which are securities that represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the fund to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card; and

    o U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities.

      In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fixed income portion of the fund) as a tool in making or adjusting the fund's asset allocations to these various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

    FOREIGN SECURITIES. The fund may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The fund's investments in foreign securities may include equity and fixed income securities of foreign utility companies and fixed income securities issued by foreign governments.

    OTHER CONSIDERATIONS. The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

      The fund is a non-diversified mutual fund. This means that the fund may invest a relatively high percentage of its assets in one or a few issuers.

    PRINCIPAL RISKS OF AN INVESTMENT
    Your investment in the fund is subject to certain risks:

    o Concentration: Because the fund invests primarily in securities of companies in the utilities industry, the fund's performance is particularly sensitive to changes in the value of the securities of these companies. A decline in the value of these types of securities may result in a decline in the fund's net asset value and your investment.

    o Regulation: The value of utility company securities may decline because governmental regulation controlling the utilities industry may prevent or delay utility companies from passing along cost increases to their customers or may prevent utilities from imposing future rate increases.

    o Market and Company Risk: The value of the securities in which the fund invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

    o Non-Diversified Status Risk: Because the fund may invest its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

    o Maturity Risk: This interest rate risk will affect the price of a fixed income security more if the security has a longer maturity. The average maturity of the fund's fixed income investments will affect the volatility of the fund's share price.

    o Credit Risk: The fund is subject to the risk that the issuer of a fixed income security will not be able to pay principal and interest when due.

    o Foreign Markets Risk: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

    o Currency Risk: Exposure to foreign currencies may cause the value of the fund to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART


    The bar chart shows changes in the annual total returns of the fund's class A shares for each calendar year since class A shares were first offered. The chart and related notes do not take into account any sales charges that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

          1993                     19.53%
          1994                    (4.95)%
          1995                     32.54%
          1996                     20.14%
          1997                     31.58%
          1998

    During the period shown in the bar chart, the highest quarterly return was
         % (for the calendar quarter ended        , 199 ) and the lowest
    quarterly return was     % (for the calendar quarter ended         ,
    199 ).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to various market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ..........................................................................
                                               1 Year    5 Years %    Life*

Class A shares                                        %          %         %

Class B shares                                        %          %         %

Class C shares                                        %          %         %

Standard & Poor's Utility Index**                     %          %         %

Lipper Average Utility Fund Index***                  %          %         %

----------
* For the period from the commencement of the fund's investment operations on February 14, 1992, through December 31, 1998.
+   Source: Lipper Analytical Services, Inc.
++  Source: CDA/Wiesenberger.
** The Standard & Poor's Utilities Index is an unmanaged index representing the capitalization-weighted performance of approximately 43 of the largest utility companies listed on the New York Stock Exchange.
*** The Lipper Mutual Fund Indices are unmanaged, net-asset-value- weighted indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C share performance takes into account the deduction of the 1% CDSC.

    The fund initially offered class A shares on February 14, 1992, class B shares on September 7, 1993 and class C shares on January 3, 1994. Class B and class C share performance includes the performance of the fund's class A shares for periods prior to the offering of class B and class C shares. Class B and class C share performance generally would have been lower than class A share performance had class B and class C shares been offered for the entire period, because certain operating expenses (e.g., distribution and service fees) attributable to class B and class C shares are higher than those of class A shares. Class B and class C share performance has been adjusted to take into account the CDSC applicable to class B and class C shares, rather than the initial sales charge applicable to class A shares.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

-----------------------
  II  EXPENSE SUMMARY
-----------------------


o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.


SHAREHOLDER FEES (fees paid directly from your investment)
 ..........................................................................
                                           CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
offering price) .....................      4.75%      0.00%      0.00%


Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase
price or redemption proceeds,
whichever is less) ..................   See Below(1)  4.00%      1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
 ............................................................................


Management Fees ...............................     0.60%      0.60%      0.60%

Distribution and Service (12b-1) Fees(2) ......     0.25%      1.00%      1.00%

Other Expenses(3) .............................     0.30%      0.30%      0.30%
                                                    ----       ----       ----
Total Annual Fund Operating Expenses ..........     1.15%      1.90%      1.90%

  Fee Waiver(4) ...............................    (0.10)%    (0.10)%   (0.10)%
                                                    ----       ----       ----
  Net Expenses ................................     1.05%      1.80%      1.80%

----------
(1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in this case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
(2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).
(3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund.
(4) MFS has voluntarily waived its right to recieve the management fee to 0.50% of the average daily net assets of the fund. This arrangement will remain in effect until at least March 1, 2000, absent an earlier modification approved by the board of trustees which oversees the fund.

o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The fund's operating expenses remain the same.

    Although your actual costs may be higher or lower, under these assumptions your costs would be:


SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
----------------------------------------------------------------------------

Class A                                 $577       $793     $1,027    $1,697

Class B
  Assuming redemption at end of period  $583       $866     $1,175    $1,917
  Assuming no redemption                $183       $566     $  975    $1,917

Class C
  Assuming redemption at end of period  $283       $566     $  975    $2,116
  Assuming no redemption                $183       $566     $  975    $2,116

-------------------------------------------------------------
  III  INVESTMENT OBJECTIVE, STRATEGIES AND PRINCIPAL RISKS
-------------------------------------------------------------


o   INVESTMENT OBJECTIVE

    The fund's investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The fund's objective may be modified without shareholder approval.

o   HOW THE FUND INTENDS TO ACHIEVE ITS OBJECTIVE

    The fund invests, under normal market conditions, at least 65% of its total assets in equity and debt securities of domestic and foreign companies in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion of the company's assets or revenues are derived from one or more utilities. Securities in which the fund invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region. Companies in the utilities industry include:

    o companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and

    o companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting).

    EQUITY INVESTMENTS. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the fund) it advises. This means that securities are selected based upon fundamental analysis performed by the fund's portfolio manager and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the fund, MFS places particular emphasis on each of the following factors:

    o the current regulatory environment;

    o the strength of the company's management team; and

    o the company's growth prospects and valuation relative to its long-term potential.

    Equity securities consist of:

    o common stocks;

    o securities that are convertible into common stocks;

    o preferred stocks and preference stocks; and

    o depositary receipts for the securities listed above.

    Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

      As noted above, the fund's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

    o a fixed income stream, and

    o the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

    FIXED INCOME INVESTMENTS. The fund invests in securities which pay a fixed interest rate. These securities include:

    o corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, including lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable;

    o mortgage-backed securities and asset- backed securities, The fund may invest in securities that represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the fund to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the fund invested in a pool that included your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the fund; and

    o U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities.

    In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. Every two weeks, this group convenes to assess the three-month outlook for various segments of the fixed income markets. The group analyzes changes in inflation rates, economic growth and other fiscal measures to assess the probable changes in long and short-term U.S. Treasury interest rates. Using that assessment, the group then determines the probable difference between the yield on U.S. Treasury securities and the yield on other types of fixed income securities, and then draws conclusions on the probable total returns of these various types of fixed income securities. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fixed income portion of the fund) as a tool in making or adjusting the fund's asset allocations to these various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

    FOREIGN SECURITIES.  The fund invests in foreign securities such as:

    o equity securities of foreign companies in the utilities industry,

    o fixed income securities of foreign companies in the utilities industry, and

    o fixed income securities issued by foreign governments.

    The fund may have exposure to foreign currencies through its investments in foreign securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

    OTHER CONSIDERATIONS.
    The fund is a non-diversified mutual fund. This means that the fund may invest a relatively high percentage of its assets in one or a few issuers.

      The fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.

      The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

      The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   PRINCIPAL RISKS

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. As with any non-money market mutual fund, the share price of the fund will change daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in the fund are:

    o Concentration: The fund's investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

        |> risks of increases in fuel and other operating costs;

        |> restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations;

        |> coping with the general effects of energy conservation;

        |> technological innovations which may render existing plants, equipment or products obsolete;

        |> the potential impact of natural or man- made disasters;

        |> difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

        |> the high cost of obtaining financing during periods of inflation;

        |> difficulties of the capital markets in absorbing utility debt and equity securities; and

        |> increased competition.

      Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the fund than on a fund with a more broadly diversified portfolio.

    o Regulation: The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks.

    o Non-Diversified Status Risk: Because the fund may invest a higher percentage of its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

    o Convertible Securities Risk: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

    o Maturity Risk: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the fund's fixed income investments will affect the volatility of the fund's share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Mortgage-Backed and Asset-Backed Securities Risk

        |> Maturity Risk:

             + Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                 /\ When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

                 /\ When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

             + Collateralized Mortgage Obligations: The fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

             + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        |> Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage- backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    o Foreign Markets Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        |> These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        |> Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        |> Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        |> Foreign markets may be less liquid and more volatile than U.S.
           markets.

        |> Foreign securities often trade in currencies other than the U.S.
           dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

------------------------------
  IV  MANAGEMENT OF THE FUND
------------------------------


o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of
    the MFS organization were approximately $     billion on behalf of
    approximately     million investor accounts as of January 31, 1999. As of
    such date, the MFS organization managed approximately $     billion of net
    assets in equity funds and equity portfolios and $ billion of net assets in fixed income funds and fixed income portfolios. Approximately $ billion of the assets managed by MFS are invested in securities of foreign issuers and foreign denominated securities of U.S. issuers. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides overall investment advisory services and facilities to the fund, for which the fund pays MFS an annual management fee equal to the sum of 0.375% of the fund's average daily net assets and 6.25% of the fund's gross income. MFS has voluntarily waived its right to receive a portion of this fee as described under "Expense Summary."

o   PORTFOLIO MANAGER

    The fund's portfolio manager is Maura A. Shaughnessy, a Senior Vice President of MFS. Ms. Shaughnessy has been the portfolio manager of the fund since 1992 and has been employed as a portfolio manager by MFS since 1991.


o   ADMINISTRATOR

    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

-----------------------------------
  V  DESCRIPTION OF SHARE CLASSES
-----------------------------------


    The fund offers class A, B and C shares through this prospectus. The fund also offers an additional class of shares, class I shares, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to institutional investors eligible to purchase them.


o   SALES CHARGES

    You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (such as a broker or bank), the adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from MFS or MFD. These commissions and concessions are described in the SAI.


o   CLASS A SHARES


    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within one year. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:


                                                 SALES CHARGE* AS PERCENTAGE
                                                              OF:
                                                ------------------------------
                                                  Offering        Net Amount
Amount of Purchase                                  Price          Invested
Less than $100,000                                  4.75%            4.99%
$100,000 but less than $250,000                     4.00             4.17
$250,000 but less than $500,000                     2.95             3.04
$500,000 but less than $1,000,000                   2.20             2.25
$1,000,000 or more                                 None**           None**

----------
* Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
** A 1% CDSC will apply to such purchases, as discussed below.


    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares. However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase. This pricing structure also applies to investments in class A shares by certain retirement plans, as described in Appendix B.


o   CLASS B SHARES


    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

    The CDSC is imposed according to the following schedule:

                                                        CONTINGENT DEFERRED
YEAR OF REDEMPTION AFTER PURCHASE                          SALES CHARGE
--------------------------------------------------------------------------------
First                                                           4%
Second                                                          4%
Third                                                           3%
Fourth                                                          3%
Fifth                                                           2%
Sixth                                                           1%
Seventh and following                                           0%


    If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

o   CLASS C SHARES


    You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.

o   CALCULATION OF CDSC

    As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Three different aging schedules apply to the calculation of the CDSC:

    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class C shares, and purchases of class B shares on or after January 1, 1993, made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

    o Purchases of class B shares prior to January 1, 1993 made on any day during a calendar year will age one year at the close of business on December 31 of that year, and each subsequent year.

    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

o   DISTRIBUTION AND SERVICE FEES


    The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares and 1.00% for each of class B and class C shares, and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. The Class A distribution fee is currently not being imposed and will be paid by the fund when the Trustees of the fund approve the fee.

---------------------------------------------------
  VI  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
---------------------------------------------------

    You may purchase, exchange and redeem class A, B and C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."

o   HOW TO PURCHASE SHARES

    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is $1,000. However, in the following circumstances the minimum initial investment is only $50 per account:

    o if you establish an automatic investment plan;

    o if you establish an automatic exchange plan; or

    o if you establish an account under either:

        |> tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

        |> employer sponsored investment programs.

    The minimum initial investment for IRAs is $250 per account. The maximum investment in class C shares is $1,000,000 per transaction. Class C shares are not available for purchase by any retirement plan qualified under
    Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Fundamental 401(k) Plan.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

    o send a check with the returnable portion of your statement;

    o ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.

o   HOW TO EXCHANGE SHARES

    You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.


      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS Funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges.

      Exchanges are subject to the MFS Funds' market timing policies, which are policies designed to protect the funds and their shareholders from the effect of frequent exchanges. These market timing policies are described below under the caption "Market Timing Policies." You should read the prospectus of the MFS Fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


o   HOW TO REDEEM SHARES


    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).


      Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds for up to 15 days from the purchase date to assure that the check has cleared.


    REDEEMING DIRECTLY THROUGH MFSC.


    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


    REDEEMING THROUGH YOUR FINANCIAL AVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may make certain de minimis exceptions to these requirements.


o   OTHER CONSIDERATIONS

    RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The MFS Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the MFS Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the MFS Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

    MARKET TIMING POLICIES. The MFS Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The MFS Funds define a "market timer" as an individual, or organization acting on behalf of one or more individuals, if:

    o the individual or organization makes during the calendar year either (i) six or more exchange requests among the MFS Funds or (ii) three or more exchange requests out of any of the MFS high yield bond funds or MFS municipal bond funds; and

    o any one of such exchange requests represents shares equal in value to $1 million or more.

    Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

      The MFS Funds may impose specific limitations on market timers, including:

    o delaying for up to seven days the purchase side of an exchange request by market timers;

    o rejecting or otherwise restricting purchase or exchange requests by market timers; and

    o permitting exchanges by market timers only into certain MFS Funds.


    REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge). If the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC paid; however, your new shares will be subject to a CDSC which will be determined from the date you originally purchased the shares redeemed. This privilege applies to shares of the MFS money market funds only under certain circumstances.

    IN-KIND DISTRIBUTIONS. The MFS Funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The fund does not expect to make in-kind distributions, and if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

---------------------------------------
  VII  INVESTOR SERVICES AND PROGRAMS
---------------------------------------

    As a shareholder of the fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the fund is made through a retirement plan.

o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividends and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);


    o Dividends in cash; capital gain distributions reinvested in additional shares; or


    o Dividends and capital gain distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

o   PURCHASE AND REDEMPTION PROGRAMS

    For your convenience, the following purchase and redemption programs are made available to you with respect to class A, B and C shares, without extra charge:

    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.


    REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.


    DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.

    LETTER OF INTENT (LOI). If you intend to invest $50,000 or more in the MFS funds (including the MFS Fixed Fund) within 13 months, you may buy class A shares of the funds at the reduced sales charge as though the total amount were invested in class A shares in one lump sum. If you intend to invest $1 million or more under this program, the time period is extended to 36 months. If the intended purchases are not completed within the time period, shares will automatically be redeemed from a special escrow account established with a portion of your investment at the time of purchase to cover the higher sales charge you would have paid had you not purchased your shares through this program.

    RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

---------------------------
  VIII  OTHER INFORMATION
---------------------------

o   PRICING OF FUND SHARES


    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined at the close of regular trading each day that the New York Stock Exchange is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). To determine net asset value, the fund values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees the fund if current market values are unavailable. Fair value pricing may be used by the fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.


      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFSC receives your order by:

    o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

    o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

    The fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

o   DISTRIBUTIONS


    The fund intends to declare daily and pay substantially all of its net income (including net short-term capital gain) to shareholders as dividends at least monthly. Any realized net capital gains are distributed at least annually.


o   TAX CONSIDERATIONS


    The following discussion is very general and therefore prospective investors are urged to consult their own tax advisers regarding the effect that an investment in the fund may have on their own tax situations.

    TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

    You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

    The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

    Fund distributions will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    If you are neither a citizen nor a resident of the U.S., the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.

    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have similar investment goals and principal investment policies and risks to the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   YEAR 2000 ISSUES


    The fund could be adversely affected if the computer systems used by MFS, the fund's other service providers or the companies in which the fund invests do not properly process date-related information from and after January 1, 2000 (the "Year 2000 Issue"). MFS recognizes the importance of the Year 2000 Issue and, to address Year 2000 compliance, created a Year 2000 Program Management Office in 1996, which is separately funded, has a specialized staff and reports directly to MFS senior management. The Office, with the help of external consultants, is responsible for ascertaining that all internal systems, data feeds and third party applications are Year 2000 compliant. While MFS is confident that all MFS systems will be Year 2000 compliant before the turn of the century, there are significant systems interdependencies in the domestic and foreign markets for securities, the business environments in which companies held by the fund operate and in MFS' own business environment. MFS has been actively working with the fund's other service providers to identify and respond to potential problems in an effort to ensure Year 2000 compliance or develop contingency plans. Year 2000 compliance is also one of the factors considered by MFS in its ongoing assessment of companies in which the fund invests. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the fund.


o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS

    To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports be sent personally to that shareholder.

----------------------------
  IX  FINANCIAL HIGHLIGHTS
----------------------------

    The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years, or, if the fund has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. These financial statements are incorporated by reference into the SAI. The fund's independent auditors are Ernst & Young LLP.

CLASS A SHARES


 .............................................................................................................................
                                                                           YEAR ENDED OCTOBER 31,
                                             --------------------------------------------------------------------------------
                                                1998               1997               1996             1995            1994
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
throughout each period):
 Net asset value -- beginning of period      $  10.39           $   9.12           $   8.20         $   7.00         $   7.86
                                             --------           --------           --------         --------         --------
 Income from investment operations# --
 Net investment income(S)                    $   0.27           $   0.32           $   0.38         $   0.31         $   0.33
 Net realized and unrealized gain
   (loss) on investments and foreign
   currency                                      1.78               2.08               1.07             1.22            (0.63)
                                             --------           --------           --------         --------         --------
 Total from investment operations            $   2.05           $   2.40           $   1.45         $   1.53         $  (0.30)
                                             --------           --------           --------         --------         --------
 Less distributions declared to
   shareholders -
 From net investment income                  $  (0.27)          $  (0.34)          $  (0.32)        $  (0.33)        $  (0.35)
 From net realized gain on investments
   and foreign currency transactions            (1.39)             (0.79)             (0.21)            --              (0.21)
 In excess of net investment income             (0.02)              --                 --               --               --
                                             --------           --------           --------         --------         --------
 Total distributions declared to
   shareholders                              $  (1.68)          $  (1.13)          $  (0.53)        $  (0.33)        $  (0.56)
                                             ========           ========           ========         ========         ========
 Net asset value -- end of period            $  10.76           $  10.39           $   9.12         $   8.20         $   7.00
                                             ========           ========           ========         ========         ========
Total return(+)                                22.13%             28.62%             18.41%           22.48%           (3.89)%
Ratios (to average net assets)/
Supplemental data(S):
 Expenses##                                     1.05%              1.10%              1.08%            0.83%            0.65%
 Net investment income                          2.60%              3.27%              4.37%            4.30%            4.58%
Portfolio turnover                               124%               153%               137%             152%             115%
Net assets at end of period (000
  omitted)                                   $324,098           $ 90,083           $ 60,345         $ 52,474         $ 42,027
----------
#   Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser voluntarily waived all or a portion of its management fee for the periods indicated. For the year ended October 31, 1994, the investment adviser further agreed to reduce a portion of the Fund's expenses. If these fees had not been waived, the net investment income per share and the ratios would have been:

Net investment income                        $   0.26           $   0.30           $   0.34         $   0.28         $   0.28
Ratios (to average net assets):
 Expenses##                                     1.15%              1.29%              1.42%            1.23%            1.41%
 Net investment income                          2.50%              3.08%              4.03%            3.90%            3.82%


CLASS B SHARES
 .............................................................................................................................

                                                                           YEAR ENDED OCTOBER 31,
                                             --------------------------------------------------------------------------------
                                                1998               1997               1996             1995            1994
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
throughout each period):
 Net asset value -- beginning of period      $  10.36           $   9.10           $   8.18         $   6.98         $   7.84
                                             --------           --------           --------         --------         --------
 Income from investment operations# --
 Net investment income(S)                    $   0.19           $   0.24           $   0.31         $   0.24         $   0.25
 Net realized and unrealized gain
   (loss) on investments and foreign
   currency                                      1.79               2.08               1.07             1.22            (0.63)
                                             --------           --------           --------         --------         --------
 Total from investment operations            $   1.98           $   2.32           $   1.38         $   1.46         $  (0.38)
                                             --------           --------           --------         --------         --------
 Less distributions declared to
   shareholders -
 From net investment income                  $  (0.20)          $  (0.27)          $  (0.25)        $  (0.26)        $  (0.27)
 From net realized gain on investments
   and foreign currency transactions            (1.39)             (0.79)             (0.21)            --              (0.21)
 In excess of net investment income             (0.02)              --                 --               --               --
                                             --------           --------           --------         --------         --------
 Total distributions declared to
   shareholders                              $  (1.61)          $  (1.06)          $  (0.46)        $  (0.26)        $  (0.48)
                                             ========           ========           ========         ========         ========
 Net asset value -- end of period            $  10.73           $  10.36           $   9.10         $   8.18         $   6.98
                                             ========           ========           ========         ========         ========
Total return                                   21.27%             27.59%             17.50%           21.43%           (4.92)%
Ratios (to average net assets)/
Supplemental data(S):
 Expenses##                                     1.80%              1.87%              1.89%            1.74%            1.72%
 Net investment income                          1.85%              2.49%              3.53%            3.33%            3.51%
Portfolio turnover                               124%               153%               137%             152%             115%
Net assets at end of period (000
omitted)                                     $361,439           $ 91,973           $ 49,877         $ 33,239         $ 19,774
---------------
#   Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser voluntarily waived all or a portion of its management fee for the periods indicated. For the year ended October 31, 1994, the investment adviser further agreed to reduce a portion of the Fund's expenses. If these fees had not been waived, the net investment income per share and the ratios would have been:
Net investment income                        $   0.18           $   0.22           $   0.28         $   0.21         $   0.20
Ratios (to average net assets):
 Expenses##                                     1.90%              2.06%              2.23%            2.14%            2.48%
 Net investment income                          1.75%              2.30%              3.19%            2.93%            2.74%


CLASS C SHARES
 ...............................................................................................................................

                                                             YEAR ENDED OCTOBER 31,                                PERIOD ENDED
                                              --------------------------------------------------------------       OCTOBER 31,
                                               1998               1997             1996             1995              1994*
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share
outstanding throughout each period):
 Net asset value -- beginning of
   period                                    $  10.37           $   9.10           $   8.18         $   6.99         $   7.48
                                             --------           --------           --------         --------         --------
 Income from investment
   operations# --
 Net investment income(S)                    $   0.19           $   0.24           $   0.31         $   0.24         $   0.25
 Net realized and unrealized gain
   (loss) on investments and foreign
   currency                                      1.80               2.09               1.07             1.21            (0.54)
                                             --------           --------           --------         --------         --------
 Total from investment operations            $   1.99           $   2.33           $   1.38         $   1.45         $  (0.29)
                                             --------           --------           --------         --------         --------

 Less distributions declared to
   shareholders -
 From net investment income                  $  (0.20)          $  (0.27)          $  (0.25)        $  (0.26)        $  (0.20)
 From net realized gain on investments
   and foreign currency transactions            (1.39)             (0.79)             (0.21)            --               --
 In excess of net investment income             (0.02)              --                 --               --               --
                                             --------           --------           --------         --------         --------
 Total distributions declared to
   shareholders                              $  (1.61)          $  (1.06)          $  (0.46)        $  (0.26)        $  (0.20)
                                             ========           ========           ========         ========         ========
Net asset value -- end of period             $  10.75           $  10.37           $   9.10         $   8.18         $   6.99
                                             ========           ========           ========         ========         ========
Total return                                   21.25%             27.71%             17.57%           21.19%           (3.87)%++
Ratios (to average net assets)/
Supplemental data(S):
 Expenses##                                     1.80%              1.85%              1.82%            1.81%            1.65%+
 Net investment income                          1.85%              2.47%              3.60%            3.32%            3.56%+
Portfolio turnover                               124%               153%               137%             152%             115%
Net assets at end of period
(000 omitted)                                $ 95,856           $ 22,788           $  8,231         $  4,943         $  2,399
---------------
*   For the period from the inception of Class C, January 3, 1994, through October 31, 1994.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser voluntarily waived all or a portion of its management fee for the periods indicated. For the period ended October 31, 1994, the investment adviser further agreed to reduce a portion of the Fund's expenses. If these fees had not been waived, the net investment income per share and the ratios would have been:
Net investment income                        $   0.18           $   0.22           $   0.28         $   0.21         $   0.20
Ratios (to average net assets):
 Expenses##                                     1.90%              2.04%              2.16%            2.21%            2.41%+
 Net investment income                          1.75%              2.28%              3.26%            2.83%            2.80%+

--------------
  APPENDIX A
--------------


o   INVESTMENT TECHNIQUES AND PRACTICES


    In pursuing its investment objective, the fund may engage in the following investment techniques and practices, which are described, together with their risks, in the SAI.


    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
    SYMBOLS                   x  permitted                  -- not permitted
    --------------------------------------------------------------------------
Debt Securities
  Asset-Backed Securities                                       x
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                   x
    Corporate Asset-Backed Securities                           x
    Mortgage Pass-Through Securities                            x
    Stripped Mortgage-Backed Securities                         --
  Corporate Securities                                          x
  Loans and Other Direct Indebtedness                           --
  Lower Rated Bonds                                             x
  Municipal Bonds                                               x
  Speculative Bonds                                             x
  U.S. Government Securities                                    x
  Variable and Floating Rate Obligations                        x
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds      x
Equity Securities                                               x
Foreign Securities Exposure
  Brady Bonds                                                   x
  Depositary Receipts                                           x
  Dollar-Denominiated Foreign Debt Securities                   x
  Emerging Markets                                              x
  Foreign Securities                                            x
Forward Contracts                                               x
Futures Contracts                                               x
Indexed Securities/Structured Products                          x
Inverse Floating Rate Obligations                               --
Investment in Other Investment Companies
  Open-End                                                      x
  Closed-End                                                    x
Lending of Portfolio Securities                                 x
Leveraging Transactions
  Bank Borrowings                                               --
  Mortgage "Dollar-Roll" Transactions                           x
  Reverse Repurchase Agreements                                 --
Options
  Options on Foreign Currencies                                 x
  Options on Futures Contracts                                  x
  Options on Securities                                         x
  Options on Stock Indices                                      x
  Reset Options                                                 --
  "Yield Curve" Options                                         --
Repurchase Agreements                                           x
Restricted Securities                                           x
Short Sales                                                     --
Short Sales Against the Box                                     --
Short Term Instruments                                          x
Swaps and Related Derivative Instruments                        --
Temporary Borrowings                                            x
Temporary Defensive Positions                                   x
Warrants                                                        x
"When-Issued" Securities                                        x

--------------
  APPENDIX B
--------------

o   SALES CHARGE CATEGORIES AVAILABLE TO CERTAIN RETIREMENT PLANS

    Purchases made under the following four categories are not subject to an initial sales charge. However, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase. The CDSC is based on the value of the shares redeemed (excluding reinvested dividend and capital gain distributions) or the total cost of the shares, whichever is less.

    o Investments in class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

        |> the plan had established an account with MFSC; and

        |> the sponsoring organization had demonstrated to the satisfaction of MFD that either;

          + the employer had at least 25 employees; or


          + the total purchases by the retirement plan of class A shares of the MFS Family of Funds (the MFS Funds) would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.


    o Investments in class A shares by certain retirement plans subject to ERISA, if

        |> the retirement plan and/or sponsoring organization participates in the MFS Fundamental 401(k) Program or any similar recordkeeping system made available by MFSC (referred to as the MFS participant recordkeeping system);


        |> the plan establishes an account with MFSC on or after July 1, 1996;

        |> the total purchases by the retirement plan of class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

        |> the plan has not redeemed its class B shares in the MFS Funds in order to purchase class A shares under this category.


    o Investments in class A shares by certain retirement plans subject to ERISA, if

        |> the plan establishes an account with MFSC on or after July 1, 1996;
           and


        |> the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds.


           THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND

    o Investments in class A shares by certain retirement plans subject to ERISA, if

        |> the plan establishes an account with MFSC on or after July 1, 1997;

        |> the plan's records are maintained on a pooled basis by MFSC; and


        |> the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

MFS(R) UTILITIES FUND


If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated March 1, 1999, provides more detailed information about the fund and is incorporated into this prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

    MFS Service Center, Inc.
    500 Boylston Street
    Boston, MA 02116-3741
    Telephone: 1-800-225-2606
    Internet: http://www.mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the fund are available on the Commission's Internet website at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section at the above address.


    The fund's Investment Company Act file number is 811-6102.

                                                           MFS(R) UTILITIES FUND
                                                           MARCH 1, 1999


[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                                                         STATEMENT OF ADDITIONAL
A SERIES OF MFS SERIES TRUST VI                                      INFORMATION
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated March 1, 1999. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION
PART I
Part I of this SAI contains information that is particular to the Fund.

  TABLE OF CONTENTS
                                                                          Page
I       Definitions ...................................................    1
II      Management of the Fund ........................................    1
        The Fund ......................................................    1
        Trustees and Officers -- Identification and Background ........    1
        Trustees Compensation .........................................    1
        Affiliated Service Provider Compensation ......................    1
III     Sales Charges and Distribution Plan Payments ..................    1
        Sales Charges .................................................    1
        Distribution Plan  Payments ...................................    1
IV      Portfolio Transactions and Brokerage Commissions ..............    1
V       Share Ownership ...............................................    1
VI      Performance Information .......................................    1
VII     Investment Techniques, Practices, Risks and Restrictions ......    1
        Investment Techniques, Practices and Risks ....................    1
        Investment Restrictions .......................................    1
VIII    Tax Considerations ............................................    3
IX      Independent Auditors and Financial Statements .................    3
        Appendix A -- Trustees and Officers -- Identification
                      and Background ..................................  A-1
        Appendix B -- Trustee Compensation ............................  B-1
        Appendix C -- Affiliated Service Provider Compensation ........  C-1
        Appendix D -- Sales Charges and Distribution Plan Payments ....  D-1
        Appendix E -- Portfolio Transactions and Brokerage Commissions   E-1
        Appendix F -- Share Ownership .................................  F-1
        Appendix G -- Performance Information .........................  G-1

(I)     DEFINITIONS
        "Fund" - MFS Utilities Fund, a series of the Trust.

        "Trust" - MFS Series Trust VI, a Massachusetts business trust (the "Trust"), formerly known as MFS Worldwide Total Return Fund, until its name was changed on June 29, 1993. Prior to August 3, 1992, the Trust was known as MFS Worldwide Total Return Trust. The Fund was a separate open- end, non-diversified management company, organized as a Massachusetts business trust in 1991 and was known as MFS Utilities Trust prior to August 3, 1992. The Fund became a series of the Trust on September 7, 1993.


        "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

        "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

        "MFSC" - MFS Service Center, Inc., a Delaware corporation.


        "Prospectus" - The Prospectus of the Fund, dated March 1, 1999, as amended or supplemented from time to time.


(II)    MANAGEMENT OF THE FUND


        THE FUND
        The Fund is a non-diversified series of the Trust. The Trust is an open-end management investment company.


        TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
        The identification and background of the Trustees and officers of the Trust are set forth in Appendix A of this Part I.

        TRUSTEE COMPENSATION
        Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, is set forth in Appendix B of this Part I.

        AFFILIATED SERVICE PROVIDER COMPENSATION
        Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in Appendix C to this Part I.


        MFS has agreed to waive certain Fund expenses as described in the "Expense Summary" of the Prospectus.


(III)   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

        SALES CHARGES
        Sales charges paid in connection with the purchase and sale of Fund shares for certain specified periods are set forth in Appendix D to this
        Part I, together with the Fund's schedule of dealer reallowances.

        DISTRIBUTION PLAN PAYMENTS
        Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix D to this Part I.

(IV)    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
        Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix E to this Part I.

(V)     SHARE OWNERSHIP
        Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix F to this Part I.

(VI)    PERFORMANCE INFORMATION
        Performance information, as quoted by the Fund in sales literature and marketing materials, is set forth in Appendix G to this Part I.

(VII)   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

        INVESTMENT TECHNIQUES, PRACTICES AND RISKS
        The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and principal investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval unless indicated otherwise, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply to these investment techniques and practices.


          o Foreign Securities Exposure may not exceed 35% of the Fund's net assets

          o Junk Bond Exposure may be up to but not including 20% of the Fund's net assets.

          o Lending of Portfolio Securities may not exceed 30% of the Fund's net assets.

        INVESTMENT RESTRICTIONS
        The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy).


          Terms used below (such as Options and Futures Contracts) are defined in Part II of this SAI.


        The Fund may not:

          (1) Borrow amounts in excess of 33 1/3% of its gross assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate its assets (taken at market value) to an extent greater than 33 1/3% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets); while such borrowings exceed 5% of the Fund's gross assets, no securities may be purchased; however, the Fund may complete the purchase of securities already contracted for;

          (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

          (3) Invest 25% or more of the market value of its total assets in securities of issuers in any one industry (excluding obligations of the U.S. Government and repurchase agreements collateralized by obligations of the U.S. Government), except that the Fund will invest at least 25% of its total assets in the utilities industry;

          (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except foreign currencies, Forward Contracts, Futures Contracts, options, Options on Futures Contracts and Options on Foreign Currencies) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate and commodities acquired as a result of the ownership of securities;

          (5) Make loans to other persons except through the lending of its portfolio securities and except through repurchase agreements. For these purposes the purchase of commercial paper or all or a portion of an issue of debt securities shall not be considered the making of a loan;

          (6) Invest for the purpose of exercising control or management;

          (7) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transactions and except that the Fund may make margin deposits in connection with Futures Contracts, Options on Futures Contracts, Forward Contracts, options and Options on Foreign Currencies;

          (8) Sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

          (9) Invest in illiquid investments, including securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if more than 10% of the Fund's assets (taken at market value) would be invested in such securities.

          In addition, the Fund has the following nonfundamental policies which may be changed without shareholder approval:

          (a) Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities;

          (b) during the coming year, (i) less than 5% of the Fund's assets will be used to engage in short sales permitted by Investment Restriction (8) and (ii) purchases of warrants will not exceed 5% of the Fund's net assets (included within that amount, but not exceeding 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchange);

          (c) the Fund will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation;

          (d) the Fund will not purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a partner, officer, Director or Trustee of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both;

          (e) the Fund will not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities (including yields on securities), indexes of securities, foreign currencies and Futures Contracts;

          (f) the Fund may not purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund (for this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class);

          (g) the Fund may not purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund (for this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class); and

          (h) the Fund will only borrow amounts from banks and then only as permitted by Investment Restriction (1).

          Except with respect to Investment Restriction (1) and nonfundamental policy (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

(VIII)  TAX CONSIDERATIONS
        For a discussion of tax considerations, see Part II of this SAI.

(IX)    INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
        Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

          The Portfolio of Investments and the Statement of Assets and Liabilities at October 31, 1998, the Statement of Operations for the year ended October 31, 1998, the Statement of Changes in Net Assets for the two years ended October 31, 1998, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

  PART I - APPENDIX A

        TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
        The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

        TRUSTEES

        JEFFREY L. SHAMES* (born 6/2/55)
        Massachusetts Financial Services Company, Chairman and Chief Executive Officer


        RICHARD B. BAILEY* (born 9/14/26)
        Private Investor; Massachusetts Financial Services Company, former Chairman and Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

        MARSHALL N. COHAN (born 11/14/26)
        Private Investor
        Address: 2524 Bedford Mews Drive, Wellington, Florida

        LAWRENCE H. COHN, M.D., (born 3/11/37)
        Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School, Professor of Surgery
        Address: 75 Francis Street, Boston, Massachusetts

        THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
        Edmund Gibbons Limited, Chief Executive Officer; Colonial Insurance Company Ltd., Director and Chairman
        Address: 21 Reid Street, Hamilton, Bermuda

        ABBY M. O'NEILL (born 4/27/28)
        Private Investor; Rockefeller Financial Services, Inc. (investment advisers), Director
        Address: 30 Rockefeller Plaza, Room 5600, New York, New York

        WALTER E. ROBB, III (born 8/18/26)
        Benchmark Advisors, Inc. (corporate financial consultants), President and Treasurer; Benchmark Consulting Group, Inc. (office services), President; CitiFunds and CitiSelect Folios (mutual funds), Trustee
        Address: 110 Broad Street, Boston, Massachusetts

        ARNOLD D. SCOTT* (born 12/16/42)
        Massachusetts Financial Services Company, Senior Executive Vice President and Secretary

        J. DALE SHERRATT (born 9/23/38)
        Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993)
        Address: 294 Washington Street, Boston, Massachusetts

        WARD SMITH (born 9/13/30)
        NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand Corporation (diversified mechanical manufacturer), Director
        Address: 36080 Shaker Blvd., Hunting Valley, Ohio

        OFFICERS
        W. THOMAS LONDON,* Treasurer (born 3/1/44)
        Massachusetts Financial Services Company, Senior Vice President

        JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
        Massachusetts Financial Services Company, Vice President

        ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
        Massachusetts Financial Services Company, Vice President (since September 1996); Deloitte & Touch LLP, Senior Manager (prior to September 1996)

        MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
        Massachusetts Financial Services Company, Vice President (since March
        1997); Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young LLP, Senior Tax Manager (prior to September
        1994)

        STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
        Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

        JAMES R. BORDEWICK, JR.,* Assistant Secretary
        (born 3/6/59) Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

        ----------------
        *"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

        Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada.

PART I - APPENDIX B

        TRUSTEE COMPENSATION
        The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses. In addition, the Trust has a retirement plan for these Trustees as described under the caption "Management of the Fund -- Trustee Retirement Plan" in Part II. The Retirement Age under the plan is 75.


        TRUSTEE COMPENSATION TABLE
        .......................................................................................................................
                                                            RETIREMENT BENEFIT                               TOTAL TRUSTEE
                                       TRUSTEE FEES           ACCRUED AS PART       ESTIMATED CREDITED       FEES FROM FUND
        TRUSTEE                        FROM FUND(1)         OF FUND EXPENSES(1)     YEARS OF SERVICE(2)   AND FUND COMPLEX(3)
        -----------------------------------------------------------------------------------------------------------------------
        Richard B. Bailey                 $3,500                                             8                 $
        Marshall N. Cohan                  4,175                                             8
        Dr. Lawrence Cohn                  3,922                                            20
        Sir David Gibbons                  3,500                                             8
        Abby M. O'Neill                    3,500                                             9
        Walter E. Robb, III                4,822                                             8
        Arnold D. Scott                        0                                            N/A
        James L. Shames                        0                                            N/A
        J. Dale Sherratt                   4,836                                            22
        Ward Smith                         4,386                                            12
        ----------------
        (1)For the fiscal year ending October 31, 1998.

        (2)Based upon normal retirement age (75).

        (3)Information provided is provided for calendar year 1998. All Trustees served as Trustees of funds within the MFS
           fund complex (having aggregate net assets at December 31, 1998, of approximately $      billion) except Mr. Bailey,
           who served as Trustee of funds within the MFS complex (having aggregate net assets at December 31, 1998 of
           approximately $       billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ..........................................................................

                                 YEARS OF SERVICE

        AVERAGE
      TRUSTEE FEES           3             5             7         10 OR MORE
    --------------------------------------------------------------------------
         $3,150             $473         $  788       $1,103         $1,575
          3,584              538            896        1,254          1,792
          4,018              603          1,004        1,406          2,009
          4,452              668          1,113        1,558          2,226
          4,886              733          1,221        1,710          2,443
          5,320              798          1,330        1,862          2,660
    ----------------
    (4)Other funds in the MFS Fund complex provide similar retirement benefits to the Trustees.

PART I - APPENDIX C


    AFFILIATED SERVICE PROVIDER COMPENSATION
    ...............................................................................................................................

    The Fund paid compensation to its affiliated service providers over the specified periods as follows:

                            PAID TO MFS        AMOUNT        PAID TO MFS FOR        PAID TO MFSC        AMOUNT         AGGREGATE
                            FOR ADVISORY       WAIVED         ADMINISTRATIVE        FOR TRANSFER        WAIVED       AMOUNT PAID TO
    FISCAL YEAR ENDED         SERVICES         BY MFS            SERVICES          AGENCY SERVICES      BY MFSC       MFS AND MFSC

    -------------------------------------------------------------------------------------------------------------------------------
    October 31, 1998         $2,127,640       $413,288           $61,787              $486,597           $  0          $2,676,024
    October 31, 1997         $  721,515       $294,109           $17,086*             $214,026           $  0          $  952,627
    October 31, 1996         $  385,142       $347,146           $     0              $183,371           $  0          $  568,513
    --------------------
    *From March 1, 1997, the commencement of the Master Administrative Service Agreement.

  PART I - APPENDIX D

    SALES CHARGES AND DISTIBUTION PLAN PAYMENTS


    SALES CHARGES
    ...............................................................................................................................
    The following sales charges were paid during the specified periods:

                                          CLASS A INITIAL SALES CHARGES:                           CDSC PAID TO MFD ON:

                                                    RETAINED         REALLOWED        CLASS A     CLASS B        CLASS C
    FISCAL YEAR END                 TOTAL            BY MFD          TO DEALERS       SHARES     SHARES          SHARES
    -------------------------------------------------------------------------------------------------------------------------------
    October 31, 1998               $3,694,838         $618,527        $3,076,311      $1,102     $295,694         $29,251
    October 31, 1997               $  656,332         $108,685        $  547,647      $  138     $141,942         $ 4,517
    October 31, 1996               $  345,085         $ 54,931        $  290,154      $  700     $ 96,691         $   716

    DEALER REALLOWANCES
    ..........................................................................

    As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:


                                                    DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                             PERCENT OF OFFERING PRICE
    --------------------------------------------------------------------------
        Less than $100,000                                   4.00%
        $100,000 but less than $250,000                      3.20%
        $250,000 but less than $500,000                      2.25%
        $500,000 but less than $1,000,000                    1.70%
        $1,000,000 or more                                   None*
    ----------------
    *A CDSC will apply to such purchase.

    DISTRIBUTION PLAN PAYMENTS
    ..........................................................................................................
    During the fiscal year ended October 31, 1998, the Fund made the following
    Distribution Plan payments:

                                                           AMOUNT OF DISTRIBUTION AND SERVICE FEES:

    CLASS OF SHARES                                PAID BY FUND        RETAINED BY MFD       PAID TO DEALERS
    ----------------------------------------------------------------------------------------------------------
    Class A Shares                                  $  402,562            $   31,818             $370,744
    Class B Shares                                  $2,091,070            $1,582,128             $508,942
    Class C Shares                                  $  549,445            $      582             $548,863


    Distribution plan payments retained by MFD are used to compensate MFD for  commissions advanced by MFD to dealers upon sale of fund shares.

  PART I - APPENDIX E

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ...........................................................................
    The following brokerage commissions were paid by the Fund during the specified time periods:


                                                         BROKERAGE COMMISSIONS
    FISCAL YEAR END                                           PAID BY FUND
    ---------------------------------------------------------------------------
    October 31, 1998                                            $
    October 31, 1997                                            $647,563
    October 31, 1996                                            $886,781

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ..........................................................................
    During the fiscal year ended October 31, 1998, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of October 31, 1998:

                                                        VALUE OF SECURITIES
    BROKER-DEALER                                      AS OF OCTOBER 31, 1998
    --------------------------------------------------------------------------
    [Merrill Lynch                                             $
    Morgan Stanley-Dean Witter                                 $
    General Electric Capital Corp]                             $

  PART I - APPENDIX F

    SHARE OWNERSHIP


    OWNERSHIP BY TRUSTEES AND OFFICERS
    As of November 30, 1998, the Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

    25% OR GREATER OWNERSHIP
    The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of November 30, 1998, and are therefore presumed to control the Fund:

                                                       JURISDICTION OF ORGANIZATION
    NAME AND ADDRESS OF INVESTOR                              (IF A COMPANY)                      PERCENTAGE OWNERSHIP
    ------------------------------------------------------------------------------------------------------------------------
          None

    5% OR GREATER OWNERSHIP OF SHARE CLASS
    The following table identifies those investors who own 5% or more of any class of the Fund's shares as of November 30, 1998:

    NAME AND ADDRESS OF INVESTOR OWNERSHIP                                                                 PERCENTAGE
    ........................................................................................................................
    MLPF&S for the Sole Benefit of its Customers                                                  30.09% of Class A shares
    Attn: Fund Administration 97GT4
    4800 Deer Lake Drive E 3rd FL
    Jacksonville, FL 32246-6484
    ........................................................................................................................
    MLPF&S for the Sole Benefit of its Customers                                                   16.32% of Class B shares
    Attn: Fund Administration 97N52
    4800 Deer Lake Drive E 3rd FL
    Jacksonville, FL  32246-6484
    ........................................................................................................................
    MLPF&S for the Sole Benefit of its Customers                                                   29.50% of Class C shares
    Attn: Fund Administration 97N52
    4800 Deer Lake Drive E 3rd FL
    Jacksonville, FL  32246-6484
    ........................................................................................................................
    TRS MFS DEF Contribution Plan                                                                  89.28% of Class I shares
    c/o Mark Leary 19th FL
    Mass Financial Services
    500 Boylston Street
    Boston, MA 02116-3740
    ........................................................................................................................
    RSBCO                                                                                          9.99% of Class I shares
    P.O. Box 1410
    Ruston, LA 71273-1410
    ........................................................................................................................

  PART I - APPENDIX G


    PERFORMANCE INFORMATION
    ..........................................................................

    All performance quotations are as of October 31, 1998.

                                          AVERAGE ANNUAL                       ACTUAL 30-
                                           TOTAL RETURNS                       DAY YIELD         30-DAY YIELD         CURRENT
                              -------------------------------------------      (INCLUDING        (WITHOUT ANY         DISTRIBUTION
                              1 YEAR        5 YEARS        LIFE OF FUND*       WAIVERS)          WAIVERS)             RATE+
                              -----------------------------------------------------------------------------------------------------
    Class A Shares, with
      initial sales charge
      (SEC Performance)       16.33%        15.83%        16.55%               N/A               1.80%                2.67%
    Class A Shares, at a
      net asset value         22.13%        16.97%        17.40%               1.93%             N/A                  N/A
    Class B Shares, with
      CDSC(SEC Performance)   17.27%        15.76%        16.61%               N/A%              1.16%                N/A
    Class B Shares, at
      net asset value         21.27%        15.98%        16.61%               1.31%             N/A                  2.07%
    Class C Shares, with
     CDSC (SEC Performance)   20.25%        16.03%        16.70%               N/A%              1.16%                N/A
    Class C Shares, at
      net asset value         21.25%        16.03%        16.70%               1.31%             N/A%                 2.07%
    Class I Shares, at
      net asset value         22.52%        17.09%        17.49%               2.27%             2.12%                3.05%
    ----------------------
    *From the class inception date on February 14, 1992.
    +Annualized, based upon the last distribution.

    Class A share performance calculated according to Securities and Exchange Commission (referred to as the SEC) rules (referred to as SEC performance) takes into account the deduction of the 4.75% maximum sales charge. Class B SEC performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C SEC performance takes into account the deduction of the 1% CDSC. The fund initially offered Class A shares on February 14, 1992, Class B shares on September 7, 1993, Class C shares on January 3, 1994 and Class I shares on January 2, 1997.

    Class B and Class C share performance include the performance of the fund's Class A shares for periods prior to the offering of Class B and Class C shares. Class B and Class C share performance generally would have been lower than Class A share performance had Class B and Class C shares been offered for the entire period, because the operating expenses (e.g., distribution and service fees) attributable to Class B and Class C shares are higher than those of Class A shares. Class B and Class C share SEC performance has been adjusted to take into account the CDSC applicable to Class B and Class C shares, rather than the initial sales charge applicable to Class A shares.

    Class I share performance includes the performance of the fund's Class A shares for periods prior to the offering of Class I shares. Class I share performance generally would have been higher than Class A share performance had Class I shares been offered for the entire period, because operating expenses (e.g., distribution and service fees) attributable to Class I shares are lower than those of Class A shares. Class I share performance has been adjusted to take into account the fact that Class I shares have no initial sales charge.


    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable. Current subsidies and waivers may be discontinued at any time.

STATEMENT OF ADDITIONAL INFORMATION
PART II

Part II of this SAI describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" means each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is not a series of a Massachusetts business trust, references to a "Trust" shall mean the Fund.

  TABLE OF CONTENTS
                                                                          Page
I       Management of the Fund .......................................      1
        Trustees/Officers ............................................      1
        Investment Adviser ...........................................      1
        Administrator ................................................      2
        Custodian ....................................................      2
        Shareholder Servicing Agent ..................................      2
        Distributor ..................................................      2
II      Principal Share Characteristics ..............................      2
        Class A Shares ...............................................      2
        Class B Shares, Class C Shares and Class I Shares ............      2
        Waiver of Sales Charges ......................................      3
        Dealer Commissions and Concessions ...........................      3
        General ......................................................      3
III     Distribution Plan ............................................      3
        Features Common to Each Class of Shares ......................      3
        Features Unique to Each Class of Shares ......................      4
IV      Investment Techniques, Practices and Risks ...................      5
V       Net Income and Distributions .................................      5
        Money Market Funds ...........................................      5
        Other Funds ..................................................      5
VI      Tax Considerations ...........................................      5
        Taxation of the Fund .........................................      5
        Taxation of Shareholders .....................................      6
        Special Rules for Municipal Fund Distributions ...............      7
VII     Portfolio Transactions and Brokerage Commissions .............      8
VIII    Determination of Net Asset Value .............................      9
        Money Market Funds ...........................................     10
        Other Funds ..................................................     10
IX      Performance Information ......................................     10
        Money Market Funds ...........................................     10
        Other Funds ..................................................     11
        General ......................................................     12
        MFS Firsts ...................................................     12
X       Shareholder Services .........................................     13
        Investment and Withdrawal Programs ...........................     13
        Exchange Privilege ...........................................     15
        Tax-Deferred Retirement Plans ................................     16
XI      Description of Shares, Voting Rights and Liabilities .........     16
        Appendix A -- Waivers of Sales Charges .......................    A-1
        Appendix B -- Dealer Commissions and Concessions .............    B-1
        Appendix C -- Investment Techniques, Practices and Risks .....    C-1
        Appendix D -- Description of Bond Ratings ....................    D-1

(I)     MANAGEMENT OF THE FUND

        TRUSTEES/OFFICERS
        BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

        TRUSTEE RETIREMENT PLAN -- The Trust has a retirement plan for Trustees who are non-interested Trustees and Trustees who are not officers of the Trust. Under this plan, a Trustee will retire upon reaching a specified age (see Part I -- "Appendix B ") ("Retirement Age") and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to his Retirement Age and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.

        INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

        INVESTMENT ADVISER The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the Fund's investment adviser. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

          MFS has retained, on behalf of certain MFS Funds, sub-investment advisers to assist MFS in the management of the Fund's assets. A description of these sub-advisers, the services they provide and their compensation is provided under the caption "Management of the Fund -- Sub- Adviser" in Part I of this SAI for Funds which use sub-advisers.

        INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund[s]."

          The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

          The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

          The Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI), or by either party on not more than 60 days" nor less than 30 days" written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

        ADMINISTRATOR
        MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

        CUSTODIAN
        State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund.

        SHAREHOLDER SERVICING AGENT
        MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.1125%. In addition, MFSC will be reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. The Custodian has contracted with MFSC to perform certain dividend disbursing agent functions for the Fund.

        DISTRIBUTOR
        MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

(II)    PRINCIPAL SHARE CHARACTERISTICS
        Set forth below is a description of Class A, B, C and I shares offered by the MFS Family of Funds. Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

        CLASS A SHARES
        MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below). Certain purchases of Class A shares may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

        CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES
        MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale. Class B and C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

        WAIVER OF SALES CHARGES
        In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A, B and C shares are waived. These circumstances are described in Appendix A of this Part II. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, because the sales effort, if any, involved in making such sales is negligible, or in the case of certain CDSC waivers, because the circumstances surrounding the redemption of Fund shares were not foreseeable or voluntary.

        DEALER COMMISSIONS AND CONCESSIONS
        MFD pays commission and provides concessions to dealers that sell Fund shares. These dealer commissions and concession are described in Appendix B of this Part II.

        GENERAL
        Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.

(III)   DISTRIBUTION PLAN
        The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

          In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the caption "Expense Summary" in the Prospectus.

        FEATURES COMMON TO EACH CLASS OF SHARES
        There are features of the Distribution Plan that are common to each Class of shares, as described below.

        SERVICE FEES -- The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

        DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

        OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

          The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

        FEATURES UNIQUE TO EACH CLASS OF SHARES
        There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

        CLASS A SHARES -- Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

          No service fees will be paid: (i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares (0.25% per annum for certain Funds). As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares (0.50% per annum for certain Funds), the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

        CLASS B SHARES -- Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

          Except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time.

          Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares).

        CLASS C SHARES -- Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

          This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

(IV)    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
        Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. The Fund will engage only in certain of these investment techniques and practices, as identified in Part I. Investment practices and techniques that are not identified in Part I do not apply to the Fund.

(V)     NET INCOME AND DISTRIBUTIONS
        MONEY MARKET FUNDS
        The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

          For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses and net unrealized appreciation or depreciation on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

          Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

          It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amounts exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

        OTHER FUNDS
        Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders dividends equal to all of its net investment income with such frequency as is disclosed in the Fund's prospectus. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

(VI)    TAX CONSIDERATIONS
        The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own federal, state and local taxes.

        TAXATION OF THE FUND
        FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

        MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

        TAXATION OF SHAREHOLDERS
        TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Any distributions from ordinary income and from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month, and paid during the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

          Any Fund distribution, other than dividends that are declared by the fund on a daily basis will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

        DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

        DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

        DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

        FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

          If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

        U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

        BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and capital gain distributions (and redemption proceeds, if applicable) paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

        FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

        STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

        CERTAIN SPECIFIC INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income (as well as non-cash income described in the next two paragraphs) and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Any investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

        OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

        FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

        SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
        The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

        TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

        TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, the Fund does not expect that the non-tax-exempt portion of its net investment income, if any, will be substantial. Because the Fund expects to earn primarily tax-exempt interest income, it is expected that no Fund dividends will qualify for the dividends-received deduction for corporations.

        CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX- EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion will be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that month.

        CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

        CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

        STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

(VII)   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
        Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Trust's Board of Trustees.

          The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

          Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

          Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

          The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

          Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

          Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Family of Funds) have directed the Adviser to allocate a total of $54,160 of commission business from the MFS Family of Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).

          The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

          The management fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

          In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

(VIII)  DETERMINATION OF NET ASSET VALUE
        The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.

        MONEY MARKET FUNDS
        Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees which oversees the money market fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar- denominated instruments which its Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees which oversee each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, it will take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

        OTHER FUNDS
        The following valuation techniques apply to each MFS Fund that is not a money market fund.

          Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees.

          All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

          Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

          All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

(IX)    PERFORMANCE INFORMATION

        MONEY MARKET FUNDS
        Each MFS Fund that is a money market fund will provide current annualized and effective annualized yield quotations based on the daily dividends of shares of the money market fund. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders.

          Any current yield quotation of a money market fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share of that class at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of a money market fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. These yield quotations should not be considered as representative of the yield of a money market fund in the future since the yield will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in the money market fund's expenses.

        OTHER FUNDS
        Each MFS Fund that is not a money market fund may quote the following performance results.

        TOTAL RATE OF RETURN -- The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by any applicable CDSC and therefore may result in a higher rate of return,
        (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by any applicable sales charge and/or (iii) total rates of return which represent aggregate performance over a period or year- by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

          The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.

          As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

          Any total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

        YIELD -- Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30- day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 5.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.

        TAX-EQUIVALENT YIELD -- The tax-equivalent yield for a class of shares of a Fund is calculated by determining the rate of return that would have to be achieved on a fully taxable investment in such shares to produce the after-tax equivalent of the yield of that class. In calculating tax- equivalent yield, a Fund assumes certain federal tax brackets for shareholders and does not take into account state taxes.

        CURRENT DISTRIBUTION RATE -- Yield, which is calculated according to a formula prescribed by the Securities and Exchange Commission, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time. The Fund's current distribution rate calculation for Class B shares and Class C shares assumes no CDSC is paid.

        GENERAL
        From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

          From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

          The Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.

          From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(SM) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

          From time to time, the Fund may also advertise annual returns showing the cumulative value of an initial investment in the Fund in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

        MFS FIRSTS
        MFS has a long history of innovations.

        o 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

        o 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

        o 1932 -- One of the first internal research departments is established to provide in- house analytical capability for an investment management firm.

        o 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

        o 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

        o 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

        o 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

        o 1981 -- MFS(R) Global Governments Fund is established as America's first globally diversified fixed-income mutual fund.

        o 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

        o 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

        o 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

        o 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

        o 1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

        o 1990 -- MFS(R) Global Total Return Fund is the first global balanced fund.

        o 1993 -- MFS(R) Global Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

        o 1993 -- MFS(R) becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest principally in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

(X)     SHAREHOLDER SERVICES

        INVESTMENT AND WITHDRAWAL PROGRAMS
        The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

        LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

          Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

          If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

        RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide MFSC (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

        SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. MFSC will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

        DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

        SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct MFSC to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

        INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of his investment dealer must be included with each investment.

        GROUP PURCHASES -- A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment Adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

        AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

          No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

          A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

        REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

        EXCHANGE PRIVILEGE
        Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by MFSC.

        EXCHANGES AMONG MFS FUNDS (excluding exchanges from MFS money market funds) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

        EXCHANGES FROM AN MFS MONEY MARKET FUND -- Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

        EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A shares of any MFS
        Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable
        CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

        GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by MFSC) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

          Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

          Any state income tax advantages for investment in shares of each state- specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

        TAX-DEFERRED RETIREMENT PLANS
        Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:

          o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a Tax-deferred retirement program and, if eligible, to receive a federal Income tax deduction for amounts contributed);

          o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

          o  Simplified Employee Pension (SEP-IRA) Plans;

          o Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

          o 403(b) Plans (deferred compensation arrangements for employees of public School systems and certain non-profit organizations); and

          o  Certain other qualified pension and profit-sharing plans.

          The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

          An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

          Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by MFSC.

(XI)    DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
        The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

          Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent a shareholder of the Fund owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions" in Part I of this SAI). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

          The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

          The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

  PART II - APPENDIX A

        WAIVERS OF SALES CHARGES
        This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain funds in the MFS Family of Funds, depending on which classes of shares are offered by such fund. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

(I)     WAIVERS OF ALL APPLICABLE SALES CHARGES
        In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

        DIVIDEND REINVESTMENT
          o  Shares acquired through dividend or capital gain reinvestment; and

          o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

       CERTAIN ACQUISITIONS/LIQUIDATIONS
          o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

       AFFILIATES OF AN MFS FUND/CERTAIN DEALERS.
       Shares acquired by:
          o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

          o Trustees and retired trustees of any investment company for which MFD serves as distributor;

          o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

          o  Employees or registered representatives of dealers;

          o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit- sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

          o  Institutional Clients of MFS or MFS Institutional Advisors, Inc.

        INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)
          o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

        RETIREMENT PLANS (CDSC WAIVER ONLY).
        Shares redeemed on account of distributions made under the following circumstances:

          o  Individual Retirement Accounts ("IRAs")

             >  Death or disability of the IRA owner.

          o Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")

             > Death, disability or retirement of 401(a) or ESP Plan participant;

             >  Loan from 401(a) or ESP Plan;

             > Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

             > Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

             >  Tax-free return of excess 401(a) or ESP Plan contributions;

             > To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFSC (the "MFS Participant Recordkeeping System"); and

             > Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

             > Shares purchased by certain retirement plans or trust accounts if: (i) the plan is currently a party to a retirement plan recordkeeping or administration services agreement with MFD or one of its affiliates and (ii) the shares purchased or redeemed represent transfers from or transfers to plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

          o  Section 403(b) Salary Reduction Only Plans ("SRO Plans")

             >  Death or disability of SRO Plan participant.

        CERTAIN TRANSFERS OF REGISTRATION
        (CDSC WAIVER ONLY).
        Shares transferred:
          o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

          o From a single account maintained for a 401(a) Plan to multiple accounts maintained by MFSC on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFSC.

        LOAN REPAYMENTS
          o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

(II)    WAIVERS OF CLASS A SALES CHARGES
        In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

        WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
          o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.

        INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS
          o  Shares acquired by insurance company separate accounts.

        RETIREMENT PLANS
          o  Administrative Services Arrangements

             > Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
          o  Reinvestment of Distributions from Qualified Retirement Plans

             > Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
        CIRCUMSTANCES:
          o  IRAs

             > Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

             >  Tax-free returns of excess IRA contributions.

          o  401(a) Plans

             > Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

             > Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

          o  ESP Plans and SRO Plans

             > Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

          o  401(a) Plans and ESP Plans

             > where the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

             > where the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, MFSC that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Family of Funds and aggregate assets of at least $10 million;

        provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or
        (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

        PURCHASES OF AT LEAST $5 MILLION
        (CDSC WAIVER ONLY)
          o Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.

        BANK TRUST DEPARTMENTS AND LAW FIRMS
          o Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

        INVESTMENT OF PROCEEDS FROM CERTAIN
        REDEMPTIONS OF CLASS I SHARES.
          o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.

(III)   WAIVERS OF CLASS B AND CLASS C SALES CHARGES
        In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

        SYSTEMATIC WITHDRAWAL PLAN
          o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

        DEATH OF OWNER
          o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

        DISABILITY OF OWNER
          o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC.).

        RETIREMENT PLANS.
        Shares redeemed on account of distributions made under the following circumstances:

          o  IRAs, 401(a) Plans, ESP Plans and SRO Plans

             > Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

             > Salary Reduction Simplified Employee Pension Plans ("SAR-SEP Plans")

             > Distributions made on or after the SAR- SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

             >  Death or disability of a SAR-SEP Plan participant.

          o  401(a) and ESP Plans Only (Class B CDSC Waiver Only)

             > By a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established an account with MFSC between July 1, 1996 and December 31, 1998; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

             > By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998). A plan with a pre-existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.

PART II - APPENDIX B

        DEALER COMMISSIONS AND CONCESSIONS
        This Appendix describes the various commissions paid and concessions made to dealers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

        CLASS A SHARES
        Purchases Subject to an Initial Sales Charge. For purchases of Class A shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to dealers (which are alike for all dealers), as shown in Appendix D to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix D to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

          Purchases Subject to a CDSC (but not an Initial Sales Charge). For purchases of Class A shares subject to a CDSC, MFD pays commissions to dealers on new investments made through such dealers as follows:

        COMMISSION
        PAID BY MFD
        TO DEALERS               CUMULATIVE PURCHASE AMOUNT
        ------------------------------------------------------
        1.00%                    On the first $2,000,000, plus
        0.80%                    Over $2,000,000 to $3,000,000,
                                 plus
        0.50%                    Over $3,000,000 to $50,000,000,
                                 plus
        0.25%                    Over $50,000,000

          For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

        CLASS B SHARES
        For purchases of Class B shares, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

          For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

          For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which has established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998), MFD pays no up front commissions to dealers, but instead pays an amount to dealers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre- existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

        CLASS C SHARES
        For purchases of Class C shares, MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase.

        ADDITIONAL DEALER COMMISSIONS/CONCESSIONS
        Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/ or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

PART II - APPENDIX C

        INVESTMENT TECHNIQUES, PRACTICES AND RISKS
        Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and principal investment policies, and the associated risks associated with these investment techniques and practices. The Fund will engage only in certain of these investment techniques and practices, as identified in Appendix A of the Fund's Prospectus. Investment practices and techniques that are not identified in Appendix A of the Fund's Prospectus do not apply to the Fund.

        INVESTMENT TECHNIQUES AND PRACTICES
        DEBT SECURITIES
        To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investment in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

        ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

          COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
        SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

          Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

          The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

          CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

          Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

          MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass- through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long- term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

          Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

          Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

          The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration ("VA")- guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

          Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

          FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

          STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

          CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

          LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

          These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

          Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

          The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

          LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

          While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

          MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

          If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

          Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

          Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

          Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

          The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the from of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

          The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

          SPECULATIVE BONDS: The Fund may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

          U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the Federal National Mortgage Association ("FNMA").

          U.S. Government Securities also include interest in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

          VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

          ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

        EQUITY SECURITIES
        The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

        FOREIGN SECURITIES EXPOSURE The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

        BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

        DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non- U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

          ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

        DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar- denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

        EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described below.

        o Company Debt -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

        o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

        o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

          Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

        o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

        o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

          The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

          The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

        o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

          Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

          The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

          To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

          Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

        o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

        FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

        FORWARD CONTRACTS
        The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

          A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

          If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

          The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

          The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

          The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

        FUTURES CONTRACTS
        The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

          A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

          The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

          Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

          Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

          Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long- term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

          The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

          Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

        INDEXED SECURITIES
        The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

          The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

        INVERSE FLOATING RATE OBLIGATIONS
        The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

        INVESTMENT IN OTHER INVESTMENT COMPANIES
        The Fund may invest in other investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and the total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

        LADDERING
        As one way of managing the Fund's exposure to interest rate fluctuations, the Adviser may engage in a portfolio management strategy known as "laddering." Under this strategy, the Fund will allocate a portion of its assets in securities with remaining maturities of less than 1 year, a portion of its assets in securities with remaining maturities of 1 to 2 years, a portion of its assets in securities with remaining maturities of 2 to 3 years, a portion of its assets in securities with remaining maturities of 3 to 4 years and a portion of its assets in securities with remaining maturities of 4 to 5 years. Under normal market conditions, approximately 50% or more of the assets of the Fund will be devoted to this strategy. The Adviser will actively manage securities within each rung of the "ladder." "Laddering" does not require that individual bonds are held to maturity.

          The Adviser believes that "laddering" provides additional stability to the Fund's portfolio by allocating the Fund's assets across a range of securities with shorter-term maturities. For example, in periods of rising interest rates and falling bond prices, the bonds with one- and two-year remaining maturities generally lose less of their value than bonds with four- and five-year remaining maturities; conversely, in periods of falling interest rates and corresponding rising bond prices, the principal value of the bonds with four- and five-year remaining maturities generally increase more than the bonds with one-and two-year remaining maturities. Furthermore, with the passage of time, individual bonds held in the Fund's portfolio tend to become less volatile as the time of their remaining maturity decreases. In addition, bonds with four- and five-year remaining maturities generally provide higher income than bonds with one- and two- year remaining maturities.

          "Laddering" does not assure profit and does not protect against loss in a declining market.

        LENDING OF PORTFOLIO SECURITIES
        The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

        LEVERAGING TRANSACTIONS
        The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

        BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

        MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

          If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

        REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

        OPTIONS
        The Fund may invest in the following types of options, which involves the risks described under the caption "Special Risk Factors -- Option, Futures, Forwards, Swaps and Other Derivative Transactions" in this
        Appendix:

        OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

        OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

          An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

          A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

          Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

          The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts than purchasing the underlying Futures Contracts.

        OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

          A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

          The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

          The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

          The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

        OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

          The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

          The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

          The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

          The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

        RESET OPTIONS:
        In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

        "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

          Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

        REPURCHASE AGREEMENTS
          The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

          The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

        RESTRICTED SECURITIES
        The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) Paper"). A determination is made, based upon a continuing review of the trading markets for the Rule 144A security or 4(2) Paper, whether such security is liquid and thus not subject to the Fund's limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities and 4(2) Paper. The Board, however, retains oversight of the liquidity determinations focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities held in the Fund's portfolio. Subject to the Fund's limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

        SHORT SALES
        The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

          The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

          Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

        SHORT SALES AGAINST THE BOX
        The Fund may make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

        SHORT TERM INSTRUMENTS
        The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

        SWAPS AND RELATED DERIVATIVE INSTRUMENTS
        The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

          Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

          For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

          The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

          The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

          The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

          If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

          The uses by the Fund of Swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

        TEMPORARY BORROWINGS
        The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

        TEMPORARY DEFENSIVE POSITIONS
        During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

        WARRANTS
        The Fund may invest in warrants. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

        "WHEN-ISSUED" SECURITIES
        The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

        SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

        RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
        PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

          If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

          The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

          The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

          Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

          In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

          The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

          Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

        RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

          With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

        RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

          The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

          The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

        MARGIN: Because of low initial margin deposits made upon the establishment of a futures, forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

        POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts, Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

        TRADING AND POSITION LIMITS: The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

        RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

        RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
        Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

          Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

          Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

          Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

          Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

          Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

        POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC- regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

PART II - APPENDIX D

                           DESCRIPTION OF BOND RATINGS

        The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

        Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following:

           1.  An application for rating was not received or accepted.

           2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

           3. There is a lack of essential data pertaining to the issue or issuer.

           4. The issue was privately placed, in which case the rating is not published in Moody's publications.

        Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                        STANDARD & POOR'S RATINGS SERVICES

        AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

        AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

        A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

        BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.

        C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

        D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                    FITCH IBCA

        AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

        AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

        A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

        BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

        Speculative Grade

        BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

        B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

        CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

        DDD, DD, D: Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50% -- 90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

                         DUFF & PHELPS CREDIT RATING CO.

        AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

        AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

        A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

        BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

        BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

        B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

        CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

        DD: Defaulted debt-obligations. Issuer failed to meet scheduled principal and/or interest payments.

        DP: Preferred stock with dividend arrearages.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street, Boston, MA 02116

MFS(R) UTILITIES FUND

[logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street, Boston, MA 02116

                                                                   MGE-16-3/99

                            MFS(R) GLOBAL EQUITY FUND

              SUPPLEMENT DATED MARCH 1, 1999 TO THE CURRENT PROSPECTUS

THIS SUPPLEMENT DESCRIBES THE FUND'S CLASS I SHARES, AND IT SUPPLEMENTS CERTAIN INFORMATION IN THE FUND'S PROSPECTUS DATED MARCH 1, 1999. THE CAPTION HEADINGS USED IN THIS SUPPLEMENT CORRESPOND WITH THE CAPTION HEADINGS USED IN THE PROSPECTUS.

You may purchase class I shares only if you are an eligible institutional investor, as described under the caption "Description of Share Classes" below.


1. RISK RETURN SUMMARY

   PERFORMANCE TABLE.  The "Performance Table" is supplemented as follows:


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                              1 YEAR    5 YEARS    10 YEARS
                                              ------    -------    --------
    Class I shares                             %           %           %
    [Broad-based securities market index]      %           %           %
    [Optional Lipper category]                 %           %           %
    [Optional additional index]                %           %           %

--------------
** The Standard & Poor's 500 Composite Index is a market capitalization weighted price index composed of 500 widely held companies.
 +  Source:  CDA/Wisenberger

The fund initially offered class B shares on December 29, 1986 and class I shares on January 2, 1997. Class I share performance includes the performance of the fund's class B shares for periods prior to the offering of class I shares. Class I share performance generally would have been higher than Class B performance had Class I shares been offered for the entire period because operating expenses attributable to Class I shares are lower than those of Class
B. Class I share performance has been adjusted to reflect that Class I shares have no CDSC.


2. EXPENSE SUMMARY

   EXPENSE TABLE.  The "Expense Table" is supplemented as follows:

   ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


      Management Fees................................     1.00%
      Distribution and Service (12b-1) Fees .........     0.00%
      Other Expenses(1)..............................     0.35%
                                                          ----
      Total Annual Fund Operating Expenses ..........     1.35%

------------

(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions, and therefore do not represent the actual expenses of the fund.


   EXAMPLE OF EXPENSES. The "Example of Expenses" table is supplemented as follows:

          SHARE CLASS     YEAR 1       YEAR 3      YEAR 5      YEAR 10
          -----------     ------       ------      ------      -------
         Class I shares    $137         $428        $739        $1,624

3. DESCRIPTIONS OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:


If you are an eligible institutional investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible institutional investors may purchase class I shares:

    o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

    o any fund distributed by MFS, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds;

    o   any retirement plan, endowment or foundation which:

        > purchases shares directly through MFD (rather than through a third party broker or dealer or other financial adviser);

        > has, at the time of purchase of class I shares, aggregate assets of at least $100 million; and

        > invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

        MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time;

    o bank trust departments or law firms acting as trustee or manager for trust accounts which initially invest, on behalf of their clients, at least $100,000 in class I shares of the fund (additional investments may be made in any amount). MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department or law firm will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time; and

    o certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

In no event will the fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of class I shares. The payment of any such sales commission or compensation would, under the fund's policies, disqualify the purchaser as an eligible investor in class I shares.

4. HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5. FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is supplemented as follows:

Financial Statements - Class I Shares

                                             YEAR ENDED         PERIOD ENDED
                                         SEPTEMBER 30, 1998   OCTOBER 31, 1997**
                                         ------------------   ------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $ 20.14             $17.57
Income from Investment Operations#
   Net investment income                       $  0.11             $ 0.13
   Net realized and unrealized gain on
     investments and foreign currency
     transactions                                 1.37               2.44
                                                ------             ------
        Total from investment operations        $ 1.48             $ 2.57
                                                ------             ------
Less distributions declared to shareholders
   From net investment income                   $(0.16)            $  --
   From net realized gain on investments
     and foreign currency transactions           (1.04)            $  --
                                                ------             ------
        Total distributions declared to
          shareholders                          $(1.20)            $  --
                                                ------             ------
Net asset value - end of period                 $20.42             $20.14
                                                ------             ------
Total return                                      7.78%             14.63%++
Ratios (to average net assets)/
  Supplemental data:
   Expenses##                                     1.35%              1.38%+
   Net investment income                          0.51%              0.77%+
Portfolio turnover                                 64%                65%
Net assets at end of period (000 omitted)        $599                $472

----------------
 * For the period from the inception of Class I, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for this expense. The
   Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent.

                   THE DATE OF THIS SUPPLEMENT IS MARCH 1, 1999.

                                                       MFS(R) GLOBAL EQUITY FUND
                                                       MARCH 1, 1999


                                                                    PROSPECTUS

                                                                CLASS A SHARES
                                                                CLASS B SHARES
                                                                CLASS C SHARES
--------------------------------------------------------------------------------


This Prospectus describes the MFS Global Equity Fund. The investment objective of the fund is capital appreciation.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

---------------------
  TABLE OF CONTENTS
---------------------


                                                                      Page
I          Risk Return Summary ...................................      1
II         Expense Summary .......................................      4
III        Investment Objective, Strategies and Principal Risks ..      6
IV         Management of the Fund ................................      9
V          Description of Share Classes ..........................     10
VI         How to Purchase, Exchange and Redeem Shares ...........     13
VII        Investor Services and Programs ........................     17
VIII       Other Information .....................................     19
IX         Financial Highlights ..................................     22
           Appendix A -- Investment Techniques and Practices .....     A-1
           Appendix B -- Sales Charge Categories Available to
             Certain Retirement Plans ............................     B-1

  ----------------------
  I  RISK RETURN SUMMARY
  ----------------------


o   INVESTMENT OBJECTIVE


    Capital appreciation.

o   PRINCIPAL INVESTMENT STRATEGIES

    The fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of U.S. and foreign (including emerging market) issuers. The fund diversifies its investments across these markets and focuses on companies which its investment adviser, Massachusetts Financial Service Company (referred to as MFS or the adviser), believe have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The fund generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. The fund's investments may include securities traded in the over-the-counter markets.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis performed by the fund's portfolio manager and MFS' large group of equity research analysts.

      The fund may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

o   PRINCIPAL RISKS OF AN INVESTMENT

    Your investment in the fund is subject to certain risks:

    o Market and Company Risk: The value of the securities in which the fund invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

    o Over-the-Counter Risk: Equity securities that are traded over-the-counter may be more volatile than exchange listed stocks, and the fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    o Foreign Markets Risk: The fund's investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

    o Currency Risk: The fund's exposure to foreign currencies may cause the value of the fund to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

    o As with any mutual fund, you could lose money on your investment in the fund.

      An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class B shares for each calendar year since class B shares were first offered. The chart and related notes do not take into account any sales charges that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class B returns shown in the bar chart, depending upon the expenses of those classes.


               1989                           27.54%
               1990                           (4.73)%
               1991                            7.34%
               1992                            1.55%
               1993                           29.06%
               1994                           (3.72)%
               1995                           17.33%
               1996                           19.51%
               1997                           15.47%
               1998


      During the period shown in the bar chart, the highest quarterly return
    was      % (for the calendar quarter ended        , 19  ) and the lowest
    quarterly return was     % (for the calendar quarter ended         ,
    19  ).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund compares to various market indicators and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ..........................................................................

                                                 1 Year   5 Years   10 Years
                                                 ------   -------   --------

    Class A shares                                     %         %         %

    Class B shares                                     %         %         %

    Class C shares                                     %         %         %

    Standard & Poor's Composite Index**                %         %         %

    Morgan Stanley Capital International World
      Index***                                         %         %         %


    ----------
      + Source: Lipper Analytical Services, Inc.
     ++ Source: CDA/Wiesenberger.
     ** The Standard & Poors 500 Composite Index is a market capitalization weighted price index composed of 500 widely held common stocks.
    *** The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-capitalization-weighted total return index which measures the performance of 23 developed-country global stock market, including the United States, Canada, Europe, Australia, New Zealand, and the Far East.

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 5.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C share performance takes into account the deduction of the 1% CDSC.

    The fund initially offered class B shares on December 29, 1986, class A shares on September 7, 1993 and class C shares on January 3, 1994. Class A and class C share performance include the performance of the fund's class B shares for periods prior to the offering of class A and class C shares. Class A share performance generally would have been higher than class B share performance had class A shares been offered for the entire period, because certain operating expenses (e.g., distribution and service fees) attributable to class A shares are lower than those of class B shares. The operating expenses of class C shares are not significantly different from those of class B shares. Class A share performance has been adjusted to take into account the initial sales charge applicable to class A shares rather than the CDSC applicable to class B shares. The class C share performance has been adjusted to take into account the lower CDSC applicable to class C shares than the CDSC applicable to class B shares.

      If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

-----------------------
  II  EXPENSE SUMMARY
-----------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

    SHAREHOLDER FEES (fees paid directly from your investment)
    ...........................................................................
                                             CLASS A      CLASS B    CLASS C
                                             -------      -------    -------
    Maximum Sales Charge (Load) Imposed
    on Purchases (as a percentage of
    offering price) .....................     5.75%        0.00%      0.00%

    Maximum Deferred Sales Charge (Load)
    (as a percentage of original purchase
    price or redemption proceeds,
    whichever is less) ..................   See Below(1)   4.00%      1.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
    ...........................................................................


    Management Fees .....................     1.00%        1.00%      1.00%

    Distribution and Service (12b-1)
    Fees (2) ............................     0.25%        1.00%      1.00%

    Other Expenses(3) ...................     0.35%        0.35%      0.35%
                                              -----        -----      -----
    Total Annual Fund Operating Expenses      1.60%        2.35%      2.35%

    ----------
    (1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in this case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
    (2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).
    (3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund.


o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The fund's operating expenses remain the same.

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------
    Class A shares                          $728      $1,051    $1,396    $2,366
    Class B shares
      Assuming redemption at end of
      period                                $638      $1,033    $1,455    $2,496
      Assuming no redemption                $238      $  733    $1,255    $2,496
    Class C shares
      Assuming redemption at end of
      period                                $338      $  733    $1,255    $2,686
      Assuming no redemption                $238      $  733    $1,255    $2,686

-------------------------------------------------------------
  III  INVESTMENT OBJECTIVE, STRATEGIES AND PRINCIPAL RISKS
-------------------------------------------------------------

o   INVESTMENT OBJECTIVE


    The fund's investment objective is capital appreciation. The fund's objective may be modified without shareholder approval.

o   HOW THE FUND INTENDS TO ACHIEVE ITS OBJECTIVE

    The fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of U.S. and foreign (including emerging market) issuers. The fund diversifies its investments across these markets and focuses on companies which its investment adviser, Massachusetts Financial Service Company (referred to as MFS or the adviser), believe have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The fund generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. The fund's investments may include securities traded in the over-the-counter markets.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis performed by the fund's portfolio manager and MFS' large group of equity research analysts.

      The fund may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

      The fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.

      The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

      The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the Fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   PRINCIPAL RISKS

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. As with any non-money market mutual fund, the share price of the fund will change daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in the fund are:

    o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        |> These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        |> Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        |> Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        |> Foreign markets may be less liquid and more volatile than U.S.
           markets.

        |> Foreign securities often trade in currencies other than the U.S.
           dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

        |> All of the risks of investing in foreign securities are heightened by investing in emerging markets countries.

        |> The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and significantly greater risks, to investors.

------------------------------
  IV  MANAGEMENT OF THE FUND
------------------------------


o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of
    the MFS organization were approximately $     billion on behalf of
    approximately     million investor accounts as of January 31, 1999. As of
    such date, the MFS organization managed approximately $     billion of net
    assets in equity funds and equity portfolios. Approximately $    billion
    of the assets managed by MFS are invested in securities of foreign issuers and foreign denominated securities of U.S. issuers. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides overall investment advisory services and facilities to the fund, for which the fund pays MFS an annual management fee of 1.00% of the fund's first $1 billion and 0.85% in excess of $1 billion, based on the fund's average daily net asset value.


o   PORTFOLIO MANAGER


    The fund's portfolio manager is David R. Mannheim, a Senior Vice President of MFS. Mr. Mannheim has been the portfolio manager of the fund since 1992 and has been employed as a portfolio manager by MFS since 1988.


o   ADMINISTRATOR

    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

-----------------------------------
  V  DESCRIPTION OF SHARE CLASSES
-----------------------------------


    The fund offers class A, B and C shares through this prospectus. The fund also offers an additional class of shares, class I shares, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to institutional investors eligible to purchase them.


o   SALES CHARGES

    You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (such as a broker or bank), the adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from MFS or MFD. These commissions and concessions are described in the SAI.


o   CLASS A SHARES


    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within one year. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:
                                                SALES CHARGE* AS PERCENTAGE OF:
                                                ------------------------------
                                                    Offering        Net Amount
    Amount of Purchase                                Price          Invested

    Less than $50,000                                 5.75%            6.10%
    $50,000 but less than $100,000                    4.75             4.99
    $100,000 but less than $250,000                   4.00             4.17
    $250,000 but less than $500,000                   2.95             3.04
    $500,000 but less than $1,000,000                 2.20             2.25
    $1,000,000 or more                               None**           None**

    ----------
     * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** A 1% CDSC will apply to such purchases, as discussed below.

    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares. However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase. This pricing structure also applies to investments in class A shares by certain retirement plans, as described in Appendix B.


o   CLASS B SHARES


    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

    The CDSC is imposed according to the following schedule:

                                                            CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                          SALES CHARGE
    --------------------------------------------------------------------------
    First                                                           4%
    Second                                                          4%
    Third                                                           3%
    Fourth                                                          3%
    Fifth                                                           2%
    Sixth                                                           1%
    Seventh and following                                           0%


    If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

o   CLASS C SHARES


    You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.

o   CALCULATION OF CDSC

    As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Three different aging schedules apply to the calculation of the CDSC:

    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class C shares, and purchases of class B shares on or after January 1, 1993, made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

    o Purchases of class B shares prior to January 1, 1993 made on any day during a calendar year will age one year at the close of business on December 31 of that year, and each subsequent year.

    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

o   DISTRIBUTION AND SERVICE FEES


    The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares and 1.00% for each of class B and class C shares, and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. The class A distribution fee is currently not being imposed and will be paid by the Fund when the trustees of the Fund approve the fee.

---------------------------------------------------
  VI  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
---------------------------------------------------

    You may purchase, exchange and redeem class A, B and C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."

o   HOW TO PURCHASE SHARES

    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is $1,000. However, in the following circumstances the minimum initial investment is only $50 per account:

    o if you establish an automatic investment plan;

    o if you establish an automatic exchange plan; or

    o if you establish an account under either:

        |> tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

        |> employer sponsored investment programs.

    The minimum initial investment for IRAs is $250 per account. The maximum investment in class C shares is $1,000,000 per transaction. Class C shares are not available for purchase by any retirement plan qualified under
    Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Fundamental 401(k) Plan.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

    o send a check with the returnable portion of your statement;

    o ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.

o   HOW TO EXCHANGE SHARES

    You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.


      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS Funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges.


      Exchanges are subject to the MFS funds' market timing policies, which are policies designed to protect the funds and their shareholders from the effect of frequent exchanges. These market timing policies are described below under the caption "Market Timing Policies." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

o   HOW TO REDEEM SHARES


    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).


      Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds for up to 15 days from the purchase date to assure that the check has cleared.


    REDEEMING DIRECTLY THROUGH MFSC.


    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may make certain de minimis exceptions to these requirements.


o   OTHER CONSIDERATIONS

    RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The MFS Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the MFS Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the MFS Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

    MARKET TIMING POLICIES. The MFS Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The MFS Funds define a "market timer" as an individual, or organization acting on behalf of one or more individuals, if:

    o the individual or organization makes during the calendar year either (i) six or more exchange requests among the MFS Funds or (ii) three or more exchange requests out of any of the MFS high yield bond funds or MFS municipal bond funds; and

    o any one of such exchange requests represents shares equal in value to $1 million or more.

    Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

      The MFS Funds may impose specific limitations on market timers, including:

    o delaying for up to seven days the purchase side of an exchange request by market timers;

    o rejecting or otherwise restricting purchase or exchange requests by market timers; and

    o permitting exchanges by market timers only into certain MFS Funds.


    REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge). If the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC paid; however, your new shares will be subject to a CDSC which will be determined from the date you originally purchased the shares redeemed. This privilege applies to shares of the MFS money market funds only under certain circumstances.

    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The fund does not expect to make in-kind distributions, and if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

---------------------------------------
  VII  INVESTOR SERVICES AND PROGRAMS
---------------------------------------

    As a shareholder of the fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the fund is made through a retirement plan.

o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividends and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);


    o Dividends in cash; capital gain distributions reinvested in additional shares; or


    o Dividends and capital gain distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

o   PURCHASE AND REDEMPTION PROGRAMS

    For your convenience, the following purchase and redemption programs are made available to you with respect to class A, B and C shares, without extra charge:

    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.


    REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.


    DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.

    LETTER OF INTENT (LOI). If you intend to invest $50,000 or more in the MFS funds (including the MFS Fixed Fund) within 13 months, you may buy class A shares of the funds at the reduced sales charge as though the total amount were invested in class A shares in one lump sum. If you intend to invest $1 million or more under this program, the time period is extended to 36 months. If the intended purchases are not completed within the time period, shares will automatically be redeemed from a special escrow account established with a portion of your investment at the time of purchase to cover the higher sales charge you would have paid had you not purchased your shares through this program.

    RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

---------------------------
  VIII  OTHER INFORMATION
---------------------------

o   PRICING OF FUND SHARES


    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined at the close of regular trading each day that the New York Stock Exchange is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). To determine net asset value, the fund values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees the fund if current market values are unavailable. Fair value pricing may be used by the fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.


      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFSC receives your order by:

    o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

    o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

    The fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

o   DISTRIBUTIONS

    The fund intends to pay substantially all of its net income (including net short-term capital gain) to shareholders as dividends at least annually. Any realized net capital gains are also distributed at least annually.

o   TAX CONSIDERATIONS


    The following discussion is very general and therefore prospective investors are urged to consult their own tax advisers regarding the effect that an investment in the fund may have on their own tax situations.

    TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

    You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

    The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

    Fund distributions will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    If you are neither a citizen nor a resident of the U.S., the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.

    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have similar investment goals and principal investment policies and risks to the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   YEAR 2000 ISSUES


    The fund could be adversely affected if the computer systems used by MFS, the fund's other service providers or the companies in which the fund invests do not properly process date-related information from and after January 1, 2000 (the "Year 2000 Issue"). MFS recognizes the importance of the Year 2000 Issue and, to address Year 2000 compliance, created a Year 2000 Program Management Office in 1996, which is separately funded, has a specialized staff and reports directly to MFS senior management. The Office, with the help of external consultants, is responsible for ascertaining that all internal systems, data feeds and third party applications are Year 2000 compliant. While MFS is confident that all MFS systems will be Year 2000 compliant before the turn of the century, there are significant systems interdependencies in the domestic and foreign markets for securities, the business environments in which companies held by the fund operate and in MFS' own business environment. MFS has been actively working with the fund's other service providers to identify and respond to potential problems in an effort to ensure Year 2000 compliance or develop contingency plans. Year 2000 compliance is also one of the factors considered by MFS in its ongoing assessment of companies in which the fund invests. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the fund.


o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS

    To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports be sent personally to that shareholder.

----------------------------
  IX  FINANCIAL HIGHLIGHTS
----------------------------

    The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years, or, if the fund has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. These financial statements are incorporated by reference into the SAI. The fund's independent auditors are Ernst & Young LLP.

CLASS A SHARES
 ...............................................................................................................................
                                                                           YEAR ENDED OCTOBER 31,
                                             ----------------------------------------------------------------------------------
                                                 1998               1997               1996             1995             1994
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
 Net asset value -- beginning of period      $  20.09           $  18.45           $  16.68         $  16.95         $  16.56
                                             --------           --------           --------         --------         --------
 Income from investment operations# --
 Net investment income                       $   0.06           $   0.08           $   0.07         $   0.09         $   0.03
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   1.35               3.49               2.60             1.37             1.13
                                             --------           --------           --------         --------         --------
 Total from investment operations            $   1.41           $   3.57           $   2.67         $   1.46         $   1.16
                                             --------           --------           --------         --------         --------
 Less distributions declared to
  shareholders -
 From net investment income                  $  (0.11)          $     --           $     --         $     --         $     --
 From net realized gain on investments
  and foreign currency transactions             (1.04)             (1.93)             (0.90)           (1.73)           (0.70)
 In excess of net investment income                --                 --                 --               --            (0.07)
                                             --------           --------           --------         --------         --------
 Total distributions declared to
  shareholders                               $  (1.15)          $  (1.93)          $  (0.90)        $  (1.73)        $  (0.77)
                                             --------           --------           --------         --------         --------
 Net asset value -- end of period            $  20.35           $  20.09           $  18.45         $  16.68         $  16.95
                                             --------           --------           --------         --------         --------
Total return(+)                                 7.46%             20.81%             16.72%           10.16%            7.03%
Ratios (to average net assets)/
Supplemental data:
 Expenses##                                     1.60%              1.63%              1.65%            1.61%            1.54%
 Net investment income                          0.28%              0.42%              0.38%            0.58%            0.15%
Portfolio turnover                                64%                65%                83%              73%              99%
Net assets at end of period
 (000 omitted)                               $280,454           $167,390           $ 94,909         $ 52,164         $ 16,968

----------
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

CLASS B SHARES
 ...............................................................................................................................
                                                                           YEAR ENDED OCTOBER 31,
                                             ----------------------------------------------------------------------------------
                                                 1998               1997               1996             1995             1994
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
 Net asset value -- beginning of period      $  19.97           $  18.36           $  16.55         $  16.78         $  16.53
                                             --------           --------           --------         --------         --------
 Income from investment operations# --
 Net investment loss                         $  (0.11)          $  (0.07)          $  (0.08)        $  (0.05)        $  (0.17)
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   1.39               3.46               2.60             1.37             1.13
                                             --------           --------           --------         --------         --------
 Total from investment operations            $   1.28           $   3.39           $   2.52         $   1.32         $   0.96
                                             --------           --------           --------         --------         --------
 Less distributions declared to
  shareholders -
 From net realized gain on investments
  and foreign currency transactions          $  (1.04)          $  (1.78)          $  (0.71)        $  (1.55)        $  (0.70)
 In excess of net investment income                --                 --                 --               --            (0.01)
                                             --------           --------           --------         --------         --------
 Total distributions declared to
  shareholders                               $  (1.04)          $  (1.78)          $  (0.71)        $  (1.55)        $  (0.71)
                                             --------           --------           --------         --------         --------
 Net asset value -- end of period            $  20.21           $  19.97           $  18.36         $  16.55         $  16.78
                                             --------           --------           --------         --------         --------
Total return                                    6.75%             19.74%             15.75%            9.07%            5.91%
Ratios (to average net assets)/
Supplemental data:
 Expenses##                                     2.35%              2.39%              2.45%            2.55%            2.58%
 Net investment loss                          (0.51)%            (0.36)%            (0.44)%          (0.35)%          (1.01)%
Portfolio turnover                                64%                65%                83%              73%              99%
Net assets at end of period
 (000 omitted)                               $267,886           $253,354           $182,139         $156,286         $175,438

-----------
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense.

CLASS C SHARES
 ...............................................................................................................................
                                                                           YEAR ENDED OCTOBER 31,
                                             ----------------------------------------------------------------------------------
                                                 1998               1997               1996             1995             1994*
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
 Net asset value -- beginning of period      $  19.78           $  18.24           $  16.53         $  16.80         $  16.75
                                             --------           --------           --------         --------         --------
 Income from investment operations# --
 Net investment loss                         $  (0.10)          $  (0.06)          $  (0.06)        $  (0.05)        $  (0.09)
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   1.34               3.44               2.57             1.37             0.14
                                             --------           --------           --------         --------         --------
 Total from investment operations            $   1.24           $   3.38           $   2.51         $   1.32         $   0.05
                                             --------           --------           --------         --------         --------
 Less distributions declared to
  shareholders -
 From net investment income                  $  (0.01)          $     --           $     --         $     --         $     --
 From net realized gain on investments
  and foreign currency transactions             (1.04)             (1.84)             (0.80)           (1.59)              --
                                             --------           --------           --------         --------         --------
 Total distributions declared to
  shareholders                               $  (1.05)          $  (1.84)          $  (0.80)        $  (1.59)        $     --
                                             --------           --------           --------         --------         --------
 Net asset value -- end of period            $  19.97           $  19.78           $  18.24         $  16.53         $  16.80
                                             --------           --------           --------         --------         --------
Total return                                    6.64%             19.86%             15.82%            9.20%            0.30%++
Ratios (to average net assets)/
Supplemental data:
 Expenses##                                     2.35%              2.36%              2.39%            2.49%            2.55%+
 Net investment loss                          (0.50)%            (0.33)%            (0.34)%          (0.31)%          (0.72)%+
Portfolio turnover                                64%                65%                83%              73%              99%
Net assets at end of period
 (000 omitted)                               $ 29,123           $ 16,658           $  7,503         $  2,908         $  1,440

----------
 * For the period from the inception of Class C, January 3, 1994, through October 31, 1994.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense.

--------------
  APPENDIX A
--------------


o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the fund may engage in the following investment techniques and practices, which are described, together with their risks, in the SAI.


    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
    SYMBOLS                   x  permitted                  -- not permitted
    --------------------------------------------------------------------------
Debt Securities
  Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                      --
    Corporate Asset-Backed Securities                              --
    Mortgage Pass-Through Securities                               --
    Stripped Mortgage-Backed Securities                            --
  Corporate Securities                                             --
  Loans and Other Direct Indebtedness                              --
  Lower Rated Bonds                                                --
  Municipal Bonds                                                  --
  Speculative Bonds                                                --
  U.S. Government Securities                                       x
  Variable and Floating Rate Obligations                           --
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds         --
Equity Securities                                                  x
Foreign Securities Exposure
  Brady Bonds                                                      --
  Depositary Receipts                                              x
  Dollar-Denominiated Foreign Debt Securities                      --
  Emerging Markets                                                 x
  Foreign Securities                                               x
Forward Contracts                                                  x
Futures Contracts                                                  x
Indexed Securities/Structured Products                             --
Inverse Floating Rate Obligations                                  --
Investment in Other Investment Companies                           --
  Closed-End                                                       x
  Open-End                                                         --
Lending of Portfolio Securities                                    x
Leveraging Transactions
  Bank Borrowings                                                  --
  Mortgage "Dollar-Roll" Transactions                              --
  Reverse Repurchase Agreements                                    --
Options
  Options on Foreign Currencies                                    x
  Options on Futures Contracts                                     x
  Options on Securities                                            x
  Options on Stock Indices                                         x
  Reset Options                                                    --
  "Yield Curve" Options                                            --
Repurchase Agreements                                              x
Restricted Securities                                              x
Short Sales                                                        --
Short Sales Against the Box                                        --
Short Term Instruments                                             x
Swaps and Related Derivative Instruments                           --
Temporary Borrowings                                               x
Temporary Defensive Positions                                      x
Warrants                                                           x
"When-Issued" Securities                                           x

--------------
  APPENDIX B
--------------

o   SALES CHARGE CATEGORIES AVAILABLE TO CERTAIN RETIREMENT PLANS

    Purchases made under the following four categories are not subject to an initial sales charge. However, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase. The CDSC is based on the value of the shares redeemed (excluding reinvested dividend and capital gain distributions) or the total cost of the shares, whichever is less.

    o Investments in class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

        |> the plan had established an account with MFSC; and

        |> the sponsoring organization had demonstrated to the satisfaction of MFD that either;

             + the employer had at least 25 employees; or


             + the total purchases by the retirement plan of class A shares of the MFS Family of Funds (the MFS Funds) would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.


    o Investments in class A shares by certain retirement plans subject to ERISA, if

        |> the retirement plan and/or sponsoring organization participates in the MFS Fundamental 401(k) Program or any similar recordkeeping system made available by MFSC (referred to as the MFS participant recordkeeping system);


        |> the plan establishes an account with MFSC on or after July 1, 1996;

        |> the total purchases by the retirement plan of class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and


        |> the plan has not redeemed its class B shares in the MFS funds in order to purchase class A shares under this category.

    o Investments in class A shares by certain retirement plans subject to ERISA, if

        |> the plan establishes an account with MFSC on or after July 1, 1996;
           and


        |> the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds.


           THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND

    o Investments in class A shares by certain retirement plans subject to ERISA, if

        |> the plan establishes an account with MFSC on or after July 1, 1997;

        |> the plan's records are maintained on a pooled basis by MFSC; and


        |> the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

    MFS(R) GLOBAL EQUITY FUND


    If you want more information about the fund, the following documents are available free upon request:

    ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the fund's performance during its last fiscal year.


    STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated March 1, 1999, provides more detailed information about the fund and is incorporated into this prospectus by reference.


    YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY
    CONTACTING:

        MFS Service Center, Inc.
        500 Boylston Street
        Boston, MA 02116-3741
        Telephone: 1-800-225-2606
        Internet: http://www.mfs.com

    Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

        Public Reference Room
        Securities and Exchange Commission
        Washington, D.C., 20549-6009

    Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the fund are available on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section at the above address.


        The fund's Investment Company Act file number is 811-6102.

                                                       MFS(R) GLOBAL EQUITY FUND
                                                                   MARCH 1, 1999


[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)



                                                       STATEMENT OF ADDITIONAL
A SERIES OF MFS SERIES TRUST VI                                    INFORMATION
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated March 1, 1999. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION
PART I
Part I of this SAI contains information that is particular to the Fund.

  TABLE OF CONTENTS

                                                                          Page
I    Definitions .......................................................   1
II   Management of the Fund ............................................   1
     The Fund ..........................................................   1
     Trustees and Officers -- Identification and Background ............   1
     Trustees Compensation .............................................   1
     Affiliated Service Provider Compensation ..........................   1
III  Sales Charges and Distribution Plan Payments ......................   1
     Sales Charges .....................................................   1
     Distribution Plan  Payments .......................................   1
IV   Portfolio Transactions and Brokerage Commissions ..................   1
V    Share Ownership ...................................................   1
VI   Performance Information ...........................................   1
VII  Investment Techniques, Practices, Risks and Restrictions ..........   1
     Investment Techniques, Practices and Risks ........................   1
     Investment Restrictions ...........................................   1
VIII Tax Considerations ................................................   5
IX   Independent Auditors and Financial Statements .....................   5
     Appendix A -- Trustees and Officers -- Identification
                   and Background ...................................... A-1
     Appendix B -- Trustee Compensation ................................ B-1
     Appendix C -- Affiliated Service Provider Compensation ............ C-1
     Appendix D -- Sales Charges and Distribution Plan Payments ........ D-1
     Appendix E -- Portfolio Transactions and Brokerage Commissions .... E-1
     Appendix F -- Share Ownership ..................................... F-1
     Appendix G -- Performance Information ............................. G-1

(I)     DEFINITIONS
        "Fund" - MFS Global Equity Fund, a series of the Trust. The Fund was known as "MFS World Equity Fund" until August 24, 1998.

        "Trust" - MFS Series Trust VI, a Massachusetts business trust, organized in 1981. The Trust was formerly known as MFS Lifetime Worldwide Equity Fund until its name was changed on June 29, 1993. Prior to August 3, 1992, the fund was known as Lifetime Global Equity Trust. The fund became a series of the Trust on September 7, 1993.

        "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.


        "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

        "MFSC" - MFS Service Center, Inc., a Delaware corporation.


        "Prospectus" - The Prospectus of the Fund, dated March 1, 1999, as amended or supplemented from time to time.


(II)    MANAGEMENT OF THE FUND

        THE FUND
        The Fund is a diversified series of the Trust. The Trust is an open-end management investment company.

        TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
        The identification and background of the Trustees and officers of the Trust are set forth in Appendix A of this Part I.

        TRUSTEE COMPENSATION
        Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, is set forth in Appendix B of this Part I.

        AFFILIATED SERVICE PROVIDER COMPENSATION
        Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in Appendix C to this Part I.

(III)   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

        SALES CHARGES
        Sales charges paid in connection with the purchase and sale of Fund shares for certain specified periods are set forth in Appendix D to this
        Part I, together with the Fund's schedule of dealer reallowances.

        DISTRIBUTION PLAN PAYMENTS
        Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix D to this Part I.

(IV)    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
        Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix E to this Part I.

(V)     SHARE OWNERSHIP
        Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix F to this Part I.

(VI)    PERFORMANCE INFORMATION
        Performance information, as quoted by the Fund in sales literature and marketing materials, is set forth in Appendix G to this Part I.

(VII)   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

        INVESTMENT TECHNIQUES, PRACTICES AND RISKS
        The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and principal investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval unless indicated otherwise, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply to these investment techniques and practices.


          o  Foreign Securities Exposure may be 100% of the Fund's net assets.

          o U.S. and/or Canadian issuers may not exceed 50% of the Fund's net assets.

          o Lending of Portfolio Securities may not exceed 30% of the Fund's net assets.

        INVESTMENT RESTRICTIONS
        The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy).


          Terms used below (such as Options and Futures Contracts) are defined in Part II of this SAI.


         The Fund may not:

          (1) Borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith, are not considered a pledge of assets.

          (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

          (3) Concentrate its investments in any particular industry, but if it is deemed appropriate for the attainment of its investment objective, the Fund may invest up to 25% of its assets (taken at market value at the time of each investment) in securities of issuers in any one industry.

          (4) Purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future or forward delivery of securities or foreign currencies and related options, and except Futures Contracts and Options on Futures Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

          (5) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities representing not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) may be invested in repurchase agreements maturing in more than seven days. The Fund may purchase all or a portion of an issue of debt securities distributed privately to financial institutions. For these purposes the purchase of short-term commercial paper or a portion or all of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

          (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than U.S. Government securities.

          (7) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

          (8) Invest for the purpose of exercising control or management.

          (9) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

          (10) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make margin deposits in connection with options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies.

          (11) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

          (12) Purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund will not purchase securities issued by an open-end investment company.

          (13) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

          (14) Issue any senior security (as that term is defined in the 1940
        Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

          In addition, the Fund has the following nonfundamental policies which may be changed without shareholder approval.


    The Fund will not:


         (i) invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of the Fund's net assets (taken at market value) would be so invested;

        (ii) invest 25% or more of the market value of its total assets in securities of issuers in any one industry.

          Except with respect to Investment Restriction (1) and nonfundamental policy (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

(VIII)  TAX CONSIDERATIONS
        For a discussion of tax considerations, see Part II of this SAI.


(IX)    INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
          Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


          The Portfolio of Investments and the Statement of Assets and Liabilities at August 31, 1998, the Statement of Operations for the year ended October 31, 1998, the Statement of Changes in Net Assets for the two years ended October 31, 1998, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

PART I - APPENDIX A

    TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
    The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)


    TRUSTEES
    JEFFREY L. SHAMES* (born 6/2/55)
    Massachusetts Financial Services Company, Chairman and Chief Executive
    Officer


    RICHARD B. BAILEY* (born 9/14/26)
    Private Investor; Massachusetts Financial Services Company, former Chairman and Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

    MARSHALL N. COHAN (born 11/14/26)
    Private Investor
    Address: 2524 Bedford Mews Drive, Wellington, Florida

    LAWRENCE H. COHN, M.D., (born 3/11/37)
    Brigham and Women's Hospital, Chief of Cardiac Surgery;
    Harvard Medical School, Professor of Surgery
    Address: 75 Francis Street, Boston, Massachusetts

    THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
    Edmund Gibbons Limited, Chief Executive Officer;
    Colonial Insurance Company Ltd., Director and Chairman
    Address: 21 Reid Street, Hamilton, Bermuda

    ABBY M. O'NEILL (born 4/27/28)
    Private Investor; Rockefeller Financial Services, Inc.
    (investment advisers), Director
    Address: 30 Rockefeller Plaza, Room 5600, New York,
    New York

    WALTER E. ROBB, III (born 8/18/26)
    Benchmark Advisors, Inc. (corporate financial consultants), President and Treasurer; Benchmark Consulting Group, Inc. (office services), President; CitiFunds and CitiSelect Folios (mutual funds), Trustee
    Address: 110 Broad Street, Boston, Massachusetts

    ARNOLD D. SCOTT* (born 12/16/42)
    Massachusetts Financial Services Company, Senior Executive Vice President and Secretary

    J. DALE SHERRATT (born 9/23/38)
    Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993)
    Address: 294 Washington Street, Boston, Massachusetts

    WARD SMITH (born 9/13/30)
    NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand Corporation (diversified mechanical manufacturer), Director
    Address: 36080 Shaker Blvd., Hunting Valley, Ohio

    OFFICERS
    W. THOMAS LONDON,* Treasurer (born 3/1/44)
    Massachusetts Financial Services Company, Senior Vice President

    JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
    Massachusetts Financial Services Company, Vice President

    ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
    Massachusetts Financial Services Company, Vice President (since September
    1996); Deloitte & Touch LLP, Senior Manager (prior to September 1996)

    MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
    Massachusetts Financial Services Company, Vice President (since March
    1997); Putnam Investments, Vice President (from September 1994 until March
    1997); Ernst & Young LLP, Senior Tax Manager (prior to September 1994)

    STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
    Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

    JAMES R. BORDEWICK, JR.,* Assistant Secretary
    (born 3/6/59) Massachusetts Financial Services Company,
    Senior Vice President and Associate General Counsel

    ----------------
    *"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

    Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada.

PART I - APPENDIX B

    TRUSTEE COMPENSATION
    The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such

    Trustee's out-of-pocket expenses. In addition, the Trust has a retirement plan for these Trustees as described under the caption "Management of the Fund -- Trustee Retirement Plan" in Part II. The Retirement Age under the plan is 75.


    TRUSTEE COMPENSATION TABLE
    ...............................................................................................................................

                                                        RETIREMENT BENEFIT                                       TOTAL TRUSTEE
                                   TRUSTEE FEES           ACCRUED AS PART          ESTIMATED CREDITED            FEES FROM FUND
    TRUSTEE                        FROM FUND(1)         OF FUND EXPENSES(1)        YEARS OF SERVICE(2)        AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                 $3,500                  $                            10                      $
    Marshall N. Cohan                  4,175                                               14
    Dr. Lawrence Cohn                  4,046                                               18
    Sir David Gibbons                  3,500                                               13
    Abby M. O'Neill                    3,500                                               10
    Walter E. Robb, III                4,946                                               15
    Arnold D. Scott                        0                                               N/A
    James L. Shames                        0                                               N/A
    J. Dale Sherratt                   4,898                                               20
    Ward Smith                         4,448                                               13
    ----------------
    (1)For the fiscal year ending October 31, 1998.

    (2)Based upon normal retirement age (75).

    (3)Information provided is provided for calendar year 1998. All Trustees served as Trustees of    funds within the MFS fund
       complex (having aggregate net assets at December 31, 1998, of approximately $       billion) except Mr. Bailey, who served
       as Trustee of funds within the MFS complex (having aggregate net assets at December 31, 1998 of approximately $     billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ..........................................................................

                                 YEARS OF SERVICE
        AVERAGE
      TRUSTEE FEES           3            5             7          10 OR MORE

    --------------------------------------------------------------------------
        $  945             $142        $  236        $  331          $  472
         1,844              277           461           645             922
          2,743             411           686           960           1,372
         3,642              546           911         1,275           1,821
         4,541              681         1,135         1,589           2,271
         5,440              816         1,360         1,904           2,720
    ----------------
    (4)Other funds in the MFS Fund complex provide similar retirement benefits to the Trustees.

PART I - APPENDIX C

    AFFILIATED SERVICE PROVIDER COMPENSATION
    ..........................................................................

    The Fund paid compensation to its affiliated service providers over the specified periods as follows:


                            PAID TO MFS        AMOUNT       PAID TO MFS FOR         PAID TO MFSC        AMOUNT         AGGREGATE
                            FOR ADVISORY       WAIVED        ADMINISTRATIVE         FOR TRANSFER        WAIVED       AMOUNT PAID TO
    FISCAL YEAR ENDED         SERVICES         BY MFS           SERVICES          AGENCY SERVICES       BY MFSC       MFS AND MFSC
    -------------------------------------------------------------------------------------------------------------------------------
    October 31, 1998         $5,225,948         N/A             $74,476               $600,700            N/A          $5,901,124
    October 31, 1997         $3,683,876         N/A              39,944*              $511,818            N/A          $4,235,638
    October 31, 1996         $2,493,195         N/A               N/A                  493,667            N/A           2,986,862
    --------------------
    *From March 1, 1997, the commencement of the Master Administrative Service   Agreement.

PART I - APPENDIX D

    SALES CHARGES AND DISTIBUTION PLAN PAYMENTS

    SALES CHARGES
    ..........................................................................
    The following sales charges were paid during the specified periods:


                                          CLASS A INITIAL SALES CHARGES:                           CDSC PAID TO MFD ON:

                                                    RETAINED         REALLOWED        CLASS A     CLASS B        CLASS C
    FISCAL YEAR END                 TOTAL            BY MFD          TO DEALERS       SHARES      SHARES          SHARES
    -------------------------------------------------------------------------------------------------------------------------------
    October 31, 1998               $1,188,250       $182,740        $1,005,510        $ 5,409     $253,263       $14,070
    October 31, 1997               $  857,971       $ 94,044        $  763,927        $ 6,348     $196,759       $ 5,738
    October 31, 1996               $  365,306       $ 35,038        $  330,268        $11,608     $187,701       $   361

    DEALER REALLOWANCES

    ..........................................................................
    As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                    DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                             PERCENT OF OFFERING PRICE
    --------------------------------------------------------------------------
        Less than $50,000                                    5.00%
        $50,000 but less than $100,000                       4.00%
        $100,000 but less than $250,000                      3.20%
        $250,000 but less than $500,000                      2.25%
        $500,000 but less than $1,000,000                    1.70%
        $1,000,000 or more                                   None*
    ----------------
    *A CDSC will apply to such purchase.

    DISTRIBUTION PLAN PAYMENTS
    ..........................................................................
    During the fiscal year ended October 31, 1998, the Fund made the following Distribution Plan payments:


                                                           AMOUNT OF DISTRIBUTION AND SERVICE FEES:

    CLASS OF SHARES                                PAID BY FUND        RETAINED BY MFD       PAID TO DEALERS
    ----------------------------------------------------------------------------------------------------------
    Class A Shares                                  $  574,106            $   44,208             $529,898
    Class B Shares                                  $2,736,316            $2,080,089             $656,227
    Class C Shares                                  $  227,023            $        3             $227,020


    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares.

  PART I - APPENDIX E

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................
    The following brokerage commissions were paid by the Fund during the specified time periods:


                                                        BROKERAGE COMMISSIONS
    FISCAL YEAR END                                          PAID BY FUND
    --------------------------------------------------------------------------
    October 31, 1998                                          $1,361,157
    October 31, 1997                                           1,123,039
    October 31, 1996                                             354,752

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ..........................................................................
    During the fiscal year ended October 31, 1998, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of October 31, 1998:

                                                        VALUE OF SECURITIES
    BROKER-DEALER                                      AS OF OCTOBER 31, 1998
    --------------------------------------------------------------------------
    [Merrill Lynch                                           $
    Morgan Stanley-Dean Witter
    General Electric Capital Corp]

  PART I - APPENDIX F

    SHARE OWNERSHIP

    OWNERSHIP BY TRUSTEES AND OFFICERS
    As of November 30, 1998, the Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

    25% OR GREATER OWNERSHIP
    The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of November 30, 1998, and are therefore presumed to control the Fund:

                                     JURISDICTION OF ORGANIZATION     PERCENTAGE
    NAME AND ADDRESS OF INVESTOR            (IF A COMPANY)            OWNERSHIP
    ----------------------------------------------------------------------------
          None


    5% OR GREATER OWNERSHIP OF SHARE CLASS
    The following table identifies those investors who own 5% or more of any class of the Fund's shares as of November 30, 1998:

    NAME AND ADDRESS OF INVESTOR OWNERSHIP                     PERCENTAGE
    .........................................................................
    MLPF&S for the Sole Benefit of its Customers      9.42% of Class C shares
    Attn: Fund Administration 97GT4
    4800 Deer Lake Drive E 3rd FL
    Jacksonville, FL 32246-6484
    .........................................................................
    TRS MFS DEF Contribution Plan                    99.98% of Class I shares
    c/o Mark Leary 19th FL
    Mass Financial Services
    500 Boylston Street
    Boston, MA 02116-3740
    .........................................................................

  PART I - APPENDIX G

    PERFORMANCE INFORMATION
    ..........................................................................


    All performance quotations are as of October 31, 1998.

                                          AVERAGE ANNUAL                     ACTUAL 30-
                                           TOTAL RETURNS                     DAY YIELD          30-DAY YIELD         CURRENT
                                ---------------------------------------      (INCLUDING         (WITHOUT ANY         DISTRIBUTION
                                1 YEAR          5 YEARS       10 YEARS       WAIVERS)           WAIVERS)             RATE+
                                ---------------------------------------------------------------------------------------------------
    Class A Shares, with
     initial sales charge
     (SEC Performance)          1.28%          10.98%         10.55%         N/A                N/A                  N/A
    Class A Shares, at a
     net asset value            7.46%          12.31%         11.21%         N/A                N/A                  N/A
    Class B Shares, with
     CDSC(SEC Performance)      2.75%          11.05%         10.70%         N/A                N/A                  N/A
    Class B Shares, at net
     asset value                6.75%          11.32%         10.70%         N/A                N/A                  N/A
    Class C Shares, with
     CDSC (SEC Performance)     5.64%          11.37%         10.72%         N/A                N/A                  N/A
    Class C Shares, at net
     asset value                6.64%          11.37%         10.72%         N/A                N/A                  N/A
    Class I Shares, at net
     asset value                7.78%          11.74%         10.91%         N/A                N/A                  N/A
    ----------------------
    +Annualized, based upon the last distribution.

    Class A share performance calculated according to Securities and Exchange Commission (referred to as the SEC) rules (referred to as SEC performance) takes into account the deduction of the 5.75% maximum sales charge. Class B SEC performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C SEC performance takes into account the deduction of the 1% CDSC. The fund initially offered class A shares on September 7, 1993, class B shares on December 29, 1986, class C shares on January 3, 1994 and class I shares on January 2, 1997.

    Class A, class C and class I share performance include the performance of the fund's class B shares for periods prior to the offering of class A, class C and class I shares. Class A and class I share performance generally would have been higher than class B share performance had class A and class I shares been offered for the entire period, because the operating expenses (e.g., distribution and service fees) attributable to class A and class I shares are lower than those of class B shares. There are no significant differences in the operating expenses of class B and class C shares. Class A share SEC performance has been adjusted to take into account the initial sales charge applicable to class A shares rather than the CDSC applicable to Class B shares. Class C share performance has been adjusted to take into account the lower CDSC applicable to class C shares and class I share performance has been adjusted to reflect that class I shares have no CDSC.

    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable. Current subsidies and waivers may be discontinued at any time.

STATEMENT OF ADDITIONAL INFORMATION
PART II

Part II of this SAI describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" means each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is not a series of a Massachusetts business trust, references to a "Trust" shall mean the Fund.

  TABLE OF CONTENTS
                                                                          Page
I     Management of the Fund .....................................          1
      Trustees/Officers ..........................................          1
      Investment Adviser .........................................          1
      Administrator ..............................................          2
      Custodian ..................................................          2
      Shareholder Servicing Agent ................................          2
      Distributor ................................................          2
II    Principal Share Characteristics ............................          2
      Class A Shares .............................................          2
      Class B Shares, Class C Shares and Class I Shares ..........          2
      Waiver of Sales Charges ....................................          3
      Dealer Commissions and Concessions .........................          3
      General ....................................................          3
III   Distribution Plan ..........................................          3
      Features Common to Each Class of Shares ....................          3
      Features Unique to Each Class of Shares ....................          4
IV    Investment Techniques, Practices and Risks .................          5
V     Net Income and Distributions ...............................          5
      Money Market Funds .........................................          5
      Other Funds ................................................          5
VI    Tax Considerations .........................................          5
      Taxation of the Fund .......................................          5
      Taxation of Shareholders ...................................          6
      Special Rules for Municipal Fund Distributions .............          7
VII   Portfolio Transactions and Brokerage Commissions ...........          8
VIII  Determination of Net Asset Value ...........................          9
      Money Market Funds .........................................          9
      Other Funds ................................................         10
IX    Performance Information ....................................         10
      Money Market Funds .........................................         10
      Other Funds ................................................         11
      General ....................................................         12
      MFS Firsts .................................................         12
X     Shareholder Services .......................................         13
      Investment and Withdrawal Programs .........................         13
      Exchange Privilege .........................................         15
      Tax-Deferred Retirement Plans ..............................         16
XI    Description of Shares, Voting Rights and Liabilities .......         16
      Appendix A -- Waivers of Sales Charges .....................        A-1
      Appendix B -- Dealer Commissions and Concessions ...........        B-1
      Appendix C -- Investment Techniques, Practices and Risks ...        C-1
      Appendix D -- Description of Bond Ratings ..................        D-1

(I)     MANAGEMENT OF THE FUND

        TRUSTEES/OFFICERS
        BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

        TRUSTEE RETIREMENT PLAN -- The Trust has a retirement plan for Trustees who are non-interested Trustees and Trustees who are not officers of the Trust. Under this plan, a Trustee will retire upon reaching a specified age (see Part I -- "Appendix B ") ("Retirement Age") and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to his Retirement Age and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.

        INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

        INVESTMENT ADVISER
        The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the Fund's investment adviser. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

          MFS has retained, on behalf of certain MFS Funds, sub-investment advisers to assist MFS in the management of the Fund's assets. A description of these sub-advisers, the services they provide and their compensation is provided under the caption "Management of the Fund -- Sub-Adviser" in Part I of this SAI for Funds which use sub-advisers.

        INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund[s]."

          The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

          The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

          The Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI), or by either party on not more than 60 days" nor less than 30 days" written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

        ADMINISTRATOR
        MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

        CUSTODIAN
        State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund.

        SHAREHOLDER SERVICING AGENT
        MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.1125%. In addition, MFSC will be reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. The Custodian has contracted with MFSC to perform certain dividend disbursing agent functions for the Fund.

        DISTRIBUTOR
        MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

(II)    PRINCIPAL SHARE CHARACTERISTICS
        Set forth below is a description of Class A, B, C and I shares offered by the MFS Family of Funds. Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

        CLASS A SHARES
        MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below). Certain purchases of Class A shares may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

        CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES
        MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale. Class B and C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

        WAIVER OF SALES CHARGES
        In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A, B and C shares are waived. These circumstances are described in Appendix A of this Part II. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, because the sales effort, if any, involved in making such sales is negligible, or in the case of certain CDSC waivers, because the circumstances surrounding the redemption of Fund shares were not foreseeable or voluntary.

        DEALER COMMISSIONS AND CONCESSIONS
        MFD pays commission and provides concessions to dealers that sell Fund shares. These dealer commissions and concession are described in Appendix B of this Part II.

        GENERAL
        Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.

(III)   DISTRIBUTION PLAN
        The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

          In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the caption "Expense Summary" in the Prospectus.

        FEATURES COMMON TO EACH CLASS OF SHARES
        There are features of the Distribution Plan that are common to each Class of shares, as described below.

        SERVICE FEES -- The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

        DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

        OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

          The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

        FEATURES UNIQUE TO EACH CLASS OF SHARES
        There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

        CLASS A SHARES -- Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

          No service fees will be paid: (i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts.

          The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares (0.25% per annum for certain Funds). As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares (0.50% per annum for certain Funds), the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

        CLASS B SHARES -- Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

          Except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time.

          Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares).

        CLASS C SHARES -- Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

          This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

(IV)    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
        Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. The Fund will engage only in certain of these investment techniques and practices, as identified in Part I. Investment practices and techniques that are not identified in Part I do not apply to the Fund.

(V)     NET INCOME AND DISTRIBUTIONS

        MONEY MARKET FUNDS
        The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

          For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses and net unrealized appreciation or depreciation on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

          Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

          It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amounts exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

        OTHER FUNDS
        Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders dividends equal to all of its net investment income with such frequency as is disclosed in the Fund's prospectus. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

(VI)    TAX CONSIDERATIONS
        The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own federal, state and local taxes.

        TAXATION OF THE FUND
        FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

        MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

        TAXATION OF SHAREHOLDERS
        TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Any distributions from ordinary income and from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month, and paid during the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

          Any Fund distribution, other than dividends that are declared by the fund on a daily basis will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

        DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

        DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

        DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

        FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

          If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

        U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

        BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and capital gain distributions (and redemption proceeds, if applicable) paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

        FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

        STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

        CERTAIN SPECIFIC INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income (as well as non-cash income described in the next two paragraphs) and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Any investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

        OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

        FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

        SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
        The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

        TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

        TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, the Fund does not expect that the non-tax-exempt portion of its net investment income, if any, will be substantial. Because the Fund expects to earn primarily tax-exempt interest income, it is expected that no Fund dividends will qualify for the dividends-received deduction for corporations.

        CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX-EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion will be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that month.

        CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

        CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

        STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

(VII)   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
        Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Trust's Board of Trustees.

          The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

          Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

          Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

          The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

          Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

          Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Family of Funds) have directed the Adviser to allocate a total of $54,160 of commission business from the MFS Family of Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).

          The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

          The management fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

          In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

(VIII)  DETERMINATION OF NET ASSET VALUE
        The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.

        MONEY MARKET FUNDS
        Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees which oversees the money market fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments which its Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees which oversee each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, it will take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

        OTHER FUNDS
        The following valuation techniques apply to each MFS Fund that is not a money market fund.

          Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees.

          All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

          Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

          All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

(IX)    PERFORMANCE INFORMATION

        MONEY MARKET FUNDS
        Each MFS Fund that is a money market fund will provide current annualized and effective annualized yield quotations based on the daily dividends of shares of the money market fund. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders.

          Any current yield quotation of a money market fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share of that class at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of a money market fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. These yield quotations should not be considered as representative of the yield of a money market fund in the future since the yield will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in the money market fund's expenses.

        OTHER FUNDS
        Each MFS Fund that is not a money market fund may quote the following performance results.

        TOTAL RATE OF RETURN -- The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by any applicable CDSC and therefore may result in a higher rate of return,
        (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by any applicable sales charge and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

          The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.

          As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

          Any total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

        YIELD -- Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 5.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.

        TAX-EQUIVALENT YIELD -- The tax-equivalent yield for a class of shares of a Fund is calculated by determining the rate of return that would have to be achieved on a fully taxable investment in such shares to produce the after-tax equivalent of the yield of that class. In calculating tax-equivalent yield, a Fund assumes certain federal tax brackets for shareholders and does not take into account state taxes.

        CURRENT DISTRIBUTION RATE -- Yield, which is calculated according to a formula prescribed by the Securities and Exchange Commission, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time. The Fund's current distribution rate calculation for Class B shares and Class C shares assumes no CDSC is paid.

        GENERAL
        From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

          From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

          The Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.

          From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(SM) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

          From time to time, the Fund may also advertise annual returns showing the cumulative value of an initial investment in the Fund in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

        MFS FIRSTS
        MFS has a long history of innovations.

        o 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

        o 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

        o 1932 -- One of the first internal research departments is established to provide in- house analytical capability for an investment management firm.

        o 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

        o 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

        o 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

        o 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

        o 1981 -- MFS(R) Global Governments Fund is established as America's first globally diversified fixed-income mutual fund.

        o 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

        o 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

        o 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

        o 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

        o 1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

        o 1990 -- MFS(R) Global Total Return Fund is the first global balanced fund.

        o 1993 -- MFS(R) Global Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

        o 1993 -- MFS(R) becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest principally in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

(X)     SHAREHOLDER SERVICES

        INVESTMENT AND WITHDRAWAL PROGRAMS
        The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

        LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

          Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

          If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

        RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide MFSC (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

        SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. MFSC will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

        DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

        SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct MFSC to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

        INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of his investment dealer must be included with each investment.

        GROUP PURCHASES -- A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment Adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

        AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

          No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

          A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

        REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

        EXCHANGE PRIVILEGE
        Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by MFSC.

        EXCHANGES AMONG MFS FUNDS (excluding exchanges from MFS money market funds) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

        EXCHANGES FROM AN MFS MONEY MARKET FUND -- Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

        EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A shares of any MFS
        Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable
        CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

        GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by MFSC) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

          Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

          Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

        TAX-DEFERRED RETIREMENT PLANS
        Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:

          o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a Tax-deferred retirement program and, if eligible, to receive a federal Income tax deduction for amounts contributed);

          o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

          o  Simplified Employee Pension (SEP-IRA) Plans;

          o Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

          o 403(b) Plans (deferred compensation arrangements for employees of public School systems and certain non-profit organizations); and

          o  Certain other qualified pension and profit-sharing plans.

          The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

          An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

          Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by MFSC.

(XI)    DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
        The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

          Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent a shareholder of the Fund owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions" in Part I of this SAI). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

          The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

          The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

PART II - APPENDIX A

        WAIVERS OF SALES CHARGES
        This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain funds in the MFS Family of Funds, depending on which classes of shares are offered by such fund. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

(I)     WAIVERS OF ALL APPLICABLE SALES CHARGES
        In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

        DIVIDEND REINVESTMENT
          o  Shares acquired through dividend or capital gain reinvestment; and

          o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

        CERTAIN ACQUISITIONS/LIQUIDATIONS
          o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

        AFFILIATES OF AN MFS FUND/CERTAIN DEALERS.
        Shares acquired by:
          o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

          o Trustees and retired trustees of any investment company for which MFD serves as distributor;

          o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

          o  Employees or registered representatives of dealers;

          o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

          o  Institutional Clients of MFS or MFS Institutional Advisors, Inc.

        INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)
          o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

        RETIREMENT PLANS (CDSC WAIVER ONLY).
        Shares redeemed on account of distributions made under the following circumstances:

          o  Individual Retirement Accounts ("IRAs")

             >  Death or disability of the IRA owner.

          o Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")

             > Death, disability or retirement of 401(a) or ESP Plan participant;

             >  Loan from 401(a) or ESP Plan;

             > Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

             > Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

             >  Tax-free return of excess 401(a) or ESP Plan contributions;

             > To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFSC (the "MFS Participant Recordkeeping System"); and

             > Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

             > Shares purchased by certain retirement plans or trust accounts if: (i) the plan is currently a party to a retirement plan recordkeeping or administration services agreement with MFD or one of its affiliates and (ii) the shares purchased or redeemed represent transfers from or transfers to plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

          o  Section 403(b) Salary Reduction Only Plans ("SRO Plans")

             >  Death or disability of SRO Plan participant.

        CERTAIN TRANSFERS OF REGISTRATION
        (CDSC WAIVER ONLY).
        Shares transferred:
          o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

          o From a single account maintained for a 401(a) Plan to multiple accounts maintained by MFSC on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFSC.

        LOAN REPAYMENTS
          o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

(II)    WAIVERS OF CLASS A SALES CHARGES
        In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

       WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
          o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.

        INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS
          o  Shares acquired by insurance company separate accounts.

        RETIREMENT PLANS
          o  Administrative Services Arrangements

             > Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

          o  Reinvestment of Distributions from Qualified Retirement Plans

             > Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS
        MADE UNDER THE FOLLOWING CIRCUMSTANCES:
          o  IRAs

             > Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

             >  Tax-free returns of excess IRA contributions.

          o  401(a) Plans

             > Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

             > Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

          o  ESP Plans and SRO Plans

             > Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

          o  401(a) Plans and ESP Plans

             > where the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

             > where the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, MFSC that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Family of Funds and aggregate assets of at least $10 million;

        provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or
        (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

        PURCHASES OF AT LEAST $5 MILLION
        (CDSC WAIVER ONLY)
          o Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.

        BANK TRUST DEPARTMENTS AND LAW FIRMS
          o Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

        INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES.
          o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.

(III)   WAIVERS OF CLASS B AND CLASS C SALES CHARGES
        In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

        SYSTEMATIC WITHDRAWAL PLAN
          o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

        DEATH OF OWNER
          o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

        DISABILITY OF OWNER
          o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC.).

        RETIREMENT PLANS.
        Shares redeemed on account of distributions made under the following circumstances:

          o  IRAs, 401(a) Plans, ESP Plans and SRO Plans

             > Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

             > Salary Reduction Simplified Employee Pension Plans ("SAR-SEP Plans")

             > Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

             >  Death or disability of a SAR-SEP Plan participant.

          o  401(a) and ESP Plans Only (Class B CDSC Waiver Only)

             > By a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established an account with MFSC between July 1, 1996 and December 31, 1998; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

             > By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998). A plan with a pre-existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.

PART II - APPENDIX B

        DEALER COMMISSIONS AND CONCESSIONS
        This Appendix describes the various commissions paid and concessions made to dealers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

        CLASS A SHARES
        Purchases Subject to an Initial Sales Charge. For purchases of Class A shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to dealers (which are alike for all dealers), as shown in Appendix D to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix D to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

          Purchases Subject to a CDSC (but not an Initial Sales Charge). For purchases of Class A shares subject to a CDSC, MFD pays commissions to dealers on new investments made through such dealers as follows:

        COMMISSION
        PAID BY MFD
        TO DEALERS               CUMULATIVE PURCHASE AMOUNT
        ------------------------------------------------------
        1.00%                    On the first $2,000,000, plus
        0.80%                    Over $2,000,000 to $3,000,000, plus
        0.50%                    Over $3,000,000 to $50,000,000, plus
        0.25%                    Over $50,000,000

          For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

        CLASS B SHARES
        For purchases of Class B shares, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

          For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

          For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which has established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998), MFD pays no up front commissions to dealers, but instead pays an amount to dealers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

        CLASS C SHARES
        For purchases of Class C shares, MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase.

        ADDITIONAL DEALER COMMISSIONS/CONCESSIONS
        Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/ or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

 PART II - APPENDIX C

        INVESTMENT TECHNIQUES, PRACTICES AND RISKS
        Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and principal investment policies, and the associated risks associated with these investment techniques and practices. The Fund will engage only in certain of these investment techniques and practices, as identified in Appendix A of the Fund's Prospectus. Investment practices and techniques that are not identified in Appendix A of the Fund's Prospectus do not apply to the Fund.

        INVESTMENT TECHNIQUES AND PRACTICES
        DEBT SECURITIES
        To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investment in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

        ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

          COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
        SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

          Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

          The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

          CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

          Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

          MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

          Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

          Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

          The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

          Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

          FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

          STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

          CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

          LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

          These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

          Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

          The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

          LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

          While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

          MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

          If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

          Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

          Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

          Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

          The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the from of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

          The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

          SPECULATIVE BONDS: The Fund may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

          U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the Federal National Mortgage Association ("FNMA").

          U.S. Government Securities also include interest in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

          VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

          ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

        EQUITY SECURITIES
        The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

        FOREIGN SECURITIES EXPOSURE
        The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

        BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

        DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

          ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

        DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

        EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described below.

        o Company Debt -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

        o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

        o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

          Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

        o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

        o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

          The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

          The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

        o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

          Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

          The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

          To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

          Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

        o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

        FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

        FORWARD CONTRACTS
        The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

          A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

          If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

          The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

          The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

          The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

        FUTURES CONTRACTS
        The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

          A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

          The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

          Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

          Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

          Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

          The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

          Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

        INDEXED SECURITIES
        The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

          The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

        INVERSE FLOATING RATE OBLIGATIONS
        The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

        INVESTMENT IN OTHER INVESTMENT COMPANIES
        The Fund may invest in other investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and the total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

        LADDERING
        As one way of managing the Fund's exposure to interest rate fluctuations, the Adviser may engage in a portfolio management strategy known as "laddering." Under this strategy, the Fund will allocate a portion of its assets in securities with remaining maturities of less than 1 year, a portion of its assets in securities with remaining maturities of 1 to 2 years, a portion of its assets in securities with remaining maturities of 2 to 3 years, a portion of its assets in securities with remaining maturities of 3 to 4 years and a portion of its assets in securities with remaining maturities of 4 to 5 years. Under normal market conditions, approximately 50% or more of the assets of the Fund will be devoted to this strategy. The Adviser will actively manage securities within each rung of the "ladder." "Laddering" does not require that individual bonds are held to maturity.

          The Adviser believes that "laddering" provides additional stability to the Fund's portfolio by allocating the Fund's assets across a range of securities with shorter-term maturities. For example, in periods of rising interest rates and falling bond prices, the bonds with one- and two-year remaining maturities generally lose less of their value than bonds with four- and five-year remaining maturities; conversely, in periods of falling interest rates and corresponding rising bond prices, the principal value of the bonds with four- and five-year remaining maturities generally increase more than the bonds with one-and two-year remaining maturities. Furthermore, with the passage of time, individual bonds held in the Fund's portfolio tend to become less volatile as the time of their remaining maturity decreases. In addition, bonds with four- and five-year remaining maturities generally provide higher income than bonds with one- and two- year remaining maturities.

          "Laddering" does not assure profit and does not protect against loss in a declining market.

        LENDING OF PORTFOLIO SECURITIES
        The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

        LEVERAGING TRANSACTIONS
        The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

        BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

        MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

          If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

        REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

        OPTIONS
        The Fund may invest in the following types of options, which involves the risks described under the caption "Special Risk Factors -- Option, Futures, Forwards, Swaps and Other Derivative Transactions" in this
        Appendix:

        OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

        OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

          An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

          A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

          Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

          The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts than purchasing the underlying Futures Contracts.

        OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

          A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

          The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

          The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

          The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

        OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

          The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

          The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

          The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

          The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

        RESET OPTIONS:
        In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

        "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

          Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

        REPURCHASE AGREEMENTS
        The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

          The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

        RESTRICTED SECURITIES
        The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) Paper"). A determination is made, based upon a continuing review of the trading markets for the Rule 144A security or 4(2) Paper, whether such security is liquid and thus not subject to the Fund's limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities and 4(2) Paper. The Board, however, retains oversight of the liquidity determinations focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities held in the Fund's portfolio. Subject to the Fund's limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

        SHORT SALES
        The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

          The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

          Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

        SHORT SALES AGAINST THE BOX
        The Fund may make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

        SHORT TERM INSTRUMENTS
        The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

        SWAPS AND RELATED DERIVATIVE INSTRUMENTS
        The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

          Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

          For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

          The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

          The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

          The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

          If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

          The uses by the Fund of Swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

        TEMPORARY BORROWINGS
        The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

        TEMPORARY DEFENSIVE POSITIONS
        During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

        WARRANTS
        The Fund may invest in warrants. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

        "WHEN-ISSUED" SECURITIES
        The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

        SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

        RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
        PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

          If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

          The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

          The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

          Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

          In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

          The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

          Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

        RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

          With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

        RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

          The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

          The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

        MARGIN: Because of low initial margin deposits made upon the establishment of a futures, forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

        POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts, Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

        TRADING AND POSITION LIMITS: The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

        RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

        RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
        Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

          Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

          Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

          Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

          Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

          Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

        POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

PART II - APPENDIX D

                           DESCRIPTION OF BOND RATINGS

        The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

        Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following:

          1.  An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

        Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                        STANDARD & POOR'S RATINGS SERVICES

        AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

        AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

        A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

        BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.

        C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

        D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                    FITCH IBCA

        AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

        AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

        A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

        BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

        Speculative Grade

        BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

        B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

        CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

        DDD, DD, D: Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50% -- 90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

                         DUFF & PHELPS CREDIT RATING CO.

        AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

        AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

        A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

        BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

        BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

        B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

        CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

        DD: Defaulted debt-obligations. Issuer failed to meet scheduled principal and/or interest payments.

        DP: Preferred stock with dividend arrearages.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street, Boston, MA 02116

MFS(R) GLOBAL EQUITY FUND
[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street, Boston, MA 02116

                                                                   MGE-16-3/99

                               MFS SERIES TRUST VI


                         MFS(R) Global Total Return Fund
                              MFS(R) Utilities Fund
                            MFS(R) Global Equity Fund


                                     PART C



ITEM 23.          FINANCIAL STATEMENTS AND EXHIBITS

                  MFS GLOBAL TOTAL RETURN FUND

                  (A) FINANCIAL STATEMENTS INCLUDED IN PART A: For the
                      five years ended October 31, 1998:

                      FINANCIAL STATEMENTS INCLUDED IN PART B:
                          At October 31, 1998:
                               Portfolio of Investments*
                               Statement of Assets and Liabilities*

                          For the two years ended October 31, 1998:
                               Statement of Changes in Net Assets*

                          For the year ended October 31, 1998:
                               Statement of Operations*

----------------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated October 31, 1998, to be filed with the Securities and Exchange Commission ("SEC") on or before January 11, 1999.


                  MFS UTILITIES FUND


                  (A) FINANCIAL STATEMENTS INCLUDED IN PART A:
                          For the five years ended October 31, 1998:
                               Financial Highlights

                      FINANCIAL STATEMENTS INCLUDED IN PART B:
                          At October 31, 1998:
                               Portfolio of Investments*
                               Statement of Assets and Liabilities*

                          For the two years ended October 31, 1998:
                               Statement of Changes in Net Assets*

                          For the year ended October 31, 1998:
                               Statement of Operations*

----------------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated October 31, 1998, to be filed with the SEC on or before January 11, 1999.

                  MFS GLOBAL EQUITY FUND

                  (A) FINANCIAL STATEMENTS INCLUDED IN PART A:
                          For the five years ended October 31, 1998:
                               Financial Highlights

                      FINANCIAL STATEMENTS INCLUDED IN PART B:
                          At October 31, 1998:
                               Portfolio of Investments*
                               Statement of Assets and Liabilities*

                          For the year ended October 31, 1998:
                               Statement of Operations*

                          For the two years ended October 31, 1998:
                               Statement of Changes in Net Assets*

----------------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated October 31, 1998, to be filed with the SEC on or before January 11, 1999.

                            -------------------------

                  (B) EXHIBITS

                       1 (a) Amended and Restated Declaration of Trust of
                             the Registrant, dated February 2, 1995. (1)


                         (b) Amendment to Declaration of Trust, dated June 12,
                             1996. (5)

                         (c) Amendment to the Declaration of Trust redesignating
                             Class P shares as Class I Shares, dated December 19, 1996. (9)

                         (d) Amendment to the Declaration of Trust to change the
                             names of certain series of the Trust, dated August 24, 1998; filed herewith.


                       2 Amended and Restated By-Laws, dated December 14, 1994. (1)


                       3 Form of Certificate representing ownership of the Registrant's Classes of Shares. (4)

                       4 (a) Investment Advisory Agreement between MFS
                             Worldwide Total Return Trust and Massachusetts Financial Services Company, dated August 10, 1990.
                             (1)

                         (b) Investment Advisory Agreement between MFS Utilities
                             Fund and Massachusetts Financial Services Company, dated September 1, 1993. (1)

                         (c) Investment Advisory Agreement between MFS World
                             Equity Fund and Massachusetts Financial Services Company, dated September 1, 1993. (1)

                         (d) Amendment to the Investment Advisory Agreement
                             between MFS Global Equity Fund (formerly, MFS World Equity Fund) and Massachusetts Financial Services Company, dated as of July 1, 1998; filed herewith.

                       5 (a) Dealer Agreement between MFS Fund Distributors,
                             Inc. ("MFD") and a dealer, dated December 28, 1994 and the Mutual Fund Agreement between MFD and a bank or NASD affiliate, as amended on April 11, 1997. (6)


                         (b) Distribution Agreement between the Trust and MFS
                             Fund Distributors, Inc., dated January 1, 1995. (1)


                       6 Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991. (1)

                       7 (a) Custodian Agreement between Registrant and State
                             Street Bank and Trust Company, dated August 10, 1990. (1)


                         (b) Amendment to Custodian Agreement, dated September
                             5, 1990. (1)

                         (c) Amendment to Custodian Agreement, dated September
                             11, 1991. (1)


                       8 (a) Shareholder Servicing Agreement between the
                             Registrant and MFS Service Center, Inc., dated August 10, 1990. (1)

                         (b) Amendment to Shareholder Servicing Agent Agreement,
                             dated January 1, 1998. (11)

                         (c) Exchange Privilege Agreement dated July 30, 1997 ,
                             1995. (3)


                         (d) Dividend Disbursing Agency Agreement, dated August
                             10, 1990. (1)


                         (e) Loan Agreement by and among the Banks named
                             therein, the MFS Funds named therein, and The First National Bank of Boston, dated February 21, 1995.
                             (2)

                         (f) Third Amendment dated February 14, 1997 to Loan
                             Agreement dated February 21, 1995 by and among the Banks named therein and the First National Bank of Boston. (7)

                         (g) Master Administrative Services Agreement, dated
                             March 1, 1997, as amended. (10)

                       9 Consent and Opinion of Counsel, dated February 25, 1998. (11)

                      10 (a) Consent of Ernst & Young LLP - MFS Global Total
                             Return Fund, MFS Utilities Fund and MFS Global Equity Fund; filed herewith.

                         (b) Consent of Deloitte & Touche LLP - MFS Global
                             Equity Fund; filed herewith.

                      11     Not Applicable.

                      12     Not Applicable.

                      13 Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, as amended and restated May 27, 1998. (8)

                      14 Financial Data Schedules for each Class of each Series; filed herewith.

                      15 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, as amended and restated May 27, 1998. (8).

                      Power of Attorney, dated August 11, 1994. (1) Power of Attorney, dated February 19, 1998. (11)

----------------
 (1) Incorporated by reference to Registrant's Post-Effective Amendment No. 8 filed with the SEC via EDGAR on October 23, 1995.
 (2) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.
 (3) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 64 filed with the SEC via EDGAR on October 29, 1997.
 (4) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.
 (5) Incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed with the SEC via EDGAR on August 28, 1996.
 (6) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 24 filed with the SEC via EDGAR on May 29, 1997.
 (7) Incorporated by reference to MFS Series Trust I (File No. 33-7638 and 811-4777) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on June 26, 1997.
 (8) Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 27 filed with the SEC via EDGAR on May 29, 1998.
 (9) Incorporated by reference to the Registrant's Post-Effective Amendment No. 11 filed with the SEC via EDGAR on February 28, 1997.
(10) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 65 filed with the SEC via EDGAR on March 11, 1998.
(11) Incorporated by reference to the Registrant's Post-Effective Amendment No. 12 filed with the SEC via EDGAR on February 27, 1998.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  Not applicable.


ITEM 25. INDEMNIFICATION


         Reference is hereby made to (a) Article V of the Registrant's Amended and Restated Declaration of Trust dated February 2, 1995; and (b) Section 9 of the Shareholder Servicing Agent Agreement, both of which were filed with the SEC on October 23, 1995 as part of the Registrant's Post-Effective Amendment No. 8.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below):
Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Global Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Large Cap Growth Fund, MFS Intermediate Income Fund and MFS Charter Income Fund), MFS Series Trust III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund), MFS Series Trust V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International Opportunities Fund, MFS International Strategic Growth Fund and MFS International Value Fund), MFS Series Trust VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund), MFS Series Trust VII (which has two series: MFS Global Governments Fund and MFS Capital Opportunities Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS Global Growth Fund), MFS Series Trust IX (which has five series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Intermediate Investment Grade Bond
Fund), MFS Series Trust X (which has seven series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Growth and Income Fund, MFS Strategic Value Fund, MFS Small Cap Value Fund and MFS Emerging Markets Debt Fund), MFS Series Trust XI (which has four series: MFS Union Standard Equity Fund, Vertex All Cap Fund, Vertex U.S. All Cap Fund and Vertex Contrarian Fund), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

         MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has ten series) and MFS Variable Insurance Trust ("MVI") (which has thirteen series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

         In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

         Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 26 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

         Vertex Investment Management, Inc., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex All Cap Fund, Vertex U.S. All Cap Fund and Vertex Contrarian Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

         MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds known as the MFS Funds after January 1999 (which will have 11 portfolios as of January 1999):
U.S. Equity Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Dollar Reserve Fund, Charter Income Fund, U.S. Research Fund, U.S. Strategic Growth Fund, Global Equity Fund, European Equity Fund and European Corporate Bond Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

         MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Global Growth Fund, MFS Meridian Money Market Fund, MFS Meridian Global Balanced Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian Global Asset Allocation Fund and the MFS Meridian Research International Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

         MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

         MFS Institutional Advisors (Australia) Ltd. ("MFSI-Australia"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

         MFS Holdings Australia Pty Ltd. ("MFS Holdings Australia"), a private limited company organized pursuant to the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000 Australia, and whose function is to serve primarily as a holding company.

         MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

         MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

         MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

         MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

         Massachusetts Investment Management Co., Ltd. (MIMCO), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMCO, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

         MIMCO

         Jeffrey L. Shames, Arnold D. Scott and Mamoru Ogata are Directors, Shaun Moran is the Representative Director, Joseph W. Dello Russo is the Statutory Auditor, Robert DiBella is the President and Thomas B. Hastings is the Assistant Statutory Auditor.

         MFS

         The Directors of MFS are Jeffrey L. Shames, Arnold D. Scott, John W. Ballen, Kevin R. Parke, Thomas J. Cashman, Jr., Joseph W. Dello Russo, William
W. Scott, Donald A. Stewart and John D. McNeil. Mr. Shames is the Chairman and Chief Executive Officer, Mr. Ballen is President and Chief Investment Officer, Mr. Arnold Scott is a Senior Executive Vice President and Secretary, Mr. William Scott, Mr. Cashman, Mr. Dello Russo and Mr. Parke are Executive Vice Presidents (Mr. Parke is also Chief Equity Officer), Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

         MASSACHUSETTS INVESTORS TRUST
         MASSACHUSETTS INVESTORS GROWTH STOCK FUND
         MFS GROWTH OPPORTUNITIES FUND
         MFS GOVERNMENT SECURITIES FUND
         MFS SERIES TRUST I
         MFS SERIES TRUST V
         MFS SERIES TRUST VI
         MFS SERIES TRUST X
         MFS GOVERNMENT LIMITED MATURITY FUND

         Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

         MFS SERIES TRUST II

         Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS GOVERNMENT MARKETS INCOME TRUST
         MFS INTERMEDIATE INCOME TRUST

         Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS SERIES TRUST III

         James T. Swanson, Robert J. Manning and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS SERIES TRUST IV
         MFS SERIES TRUST IX

         Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS SERIES TRUST VII

         Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS SERIES TRUST VIII

         Jeffrey L. Shames, Leslie J. Nanberg and James T. Swanson and John D. Laupheimer, Jr., a Senior Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS MUNICIPAL SERIES TRUST

         Robert A. Dennis is Vice President, Geoffrey L. Schechter, Vice President of MFS, is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS VARIABLE INSURANCE TRUST
         MFS SERIES TRUST XI
         MFS INSTITUTIONAL TRUST

         Jeffrey L. Shames is the President and Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS MUNICIPAL INCOME TRUST

         Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary,
W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS MULTIMARKET INCOME TRUST
         MFS CHARTER INCOME TRUST

         Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS SPECIAL VALUE TRUST

         Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary,
W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS/SUN LIFE SERIES TRUST

         John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MONEY MARKET VARIABLE ACCOUNT
         HIGH YIELD VARIABLE ACCOUNT
         CAPITAL APPRECIATION VARIABLE ACCOUNT
         GOVERNMENT SECURITIES VARIABLE ACCOUNT
         TOTAL RETURN VARIABLE ACCOUNT
         WORLD GOVERNMENTS VARIABLE ACCOUNT
         MANAGED SECTORS VARIABLE ACCOUNT

         John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr. is the Assistant Secretary.

         MIL FUNDS

         Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS MERIDIAN FUNDS

         Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr. is the Assistant Secretary and James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers.

         VERTEX

         Jeffrey L. Shames and Arnold D. Scott are the Directors, Jeffrey L. Shames is the President, Kevin R. Parke and John W. Ballen are Executive Vice Presidents, John F. Brennan, Jr., and John D. Laupheimer are Senior Vice Presidents, Brian E. Stack is a Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

         MIL

         Peter D. Laird is President and a Director, Arnold D. Scott, Jeffrey L. Shames and Thomas J. Cashman, Jr. are Directors, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

         MIL-UK

         Peter D. Laird is President and a Director, Thomas J. Cashman, Arnold
D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is a Director and the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

         MFSI - AUSTRALIA

         Thomas J. Cashman, Jr. is President and a Director, Graham E. Lenzer, John A. Gee and David Adiseshan are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

         MFS HOLDINGS - AUSTRALIA

         Jeffrey L. Shames is the President and a Director, Arnold D. Scott, Thomas J. Cashman, Jr., and Graham E. Lenzer are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

         MFD

         Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

         MFSC

         Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President and Chief Information Officer of MFS, is Vice Chairman and a Director, Janet A. Clifford is the President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

         MFSI

         Thomas J. Cashman, Jr., Jeffrey L. Shames, and Arnold D. Scott are Directors, Joseph J. Trainor is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, Kevin R. Parke is the Executive Vice President and a Managing Director, George F. Bennett, Jr., John A. Gee, Brianne Grady, Joseph A. Kosciuszek and Joseph J. Trainor are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

         RSI

         Arnold D. Scott is the Chairman and a Director, Martin E. Beaulieu is the President, William W. Scott, Jr. is a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

         In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

         Donald A. Stewart            President and a Director, Sun Life
                                      Assurance Company of Canada, Sun Life
                                      Centre, 150 King Street West, Toronto,
                                      Ontario, Canada (Mr. Stewart is also an
                                      officer and/or Director of various
                                      subsidiaries and affiliates of Sun Life)

         John D. McNeil               Chairman, Sun Life Assurance Company of
                                      Canada, Sun Life Centre, 150 King Street
                                      West, Toronto, Ontario, Canada (Mr. McNeil is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                      Life)

         Joseph W. Dello Russo        Director of Mutual Fund Operations, The
                                      Boston Company, Exchange Place, Boston,
                                      Massachusetts (until August, 1994)

ITEM 27. DISTRIBUTORS

         (a) Reference is hereby made to Item 26 above.

         (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

         (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                  NAME                                          ADDRESS
                  ----                                          -------

         Massachusetts Financial Services               500 Boylston Street
           Company (investment adviser)                 Boston, MA  02116

         MFS Fund Distributors, Inc.                    500 Boylston Street
           (principal underwriter)                      Boston, MA  02116

         State Street Bank and                          State Street South
         Trust Company (custodian)                      5 - West
                                                        North Quincy, MA  02171

         MFS Service Center, Inc.                       500 Boylston Street
           (transfer agent)                             Boston, MA  02116

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 28th day of December, 1998.

                                      MFS SERIES TRUST VI

                                      By:       JAMES R. BORDEWICK, JR.
                                                -----------------------
                                      Name:     James R. Bordewick, Jr.
                                      Title:    Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on December 28, 1998.

             SIGNATURE                                                TITLE
             ---------                                                -----

STEPHEN E. CAVAN*                     Principal Executive Officer
-------------------------
Stephen E. Cavan

                                      Treasurer (Principal Financial Officer and
W. THOMAS LONDON*                     Principal Accounting Officer)
-------------------------
W. Thomas London

RICHARD B. BAILEY*                    Trustee
-------------------------
Richard B. Bailey

MARSHALL N. COHAN*                    Trustee
-------------------------
Marshall N. Cohan

LAWRENCE H. COHN, M.D.*               Trustee
-------------------------
Lawrence H. Cohn, M.D.

SIR J. DAVID GIBBONS*                 Trustee
-------------------------
Sir J. David Gibbons

ABBY M. O'NEILL*                      Trustee
-------------------------
Abby M. O'Neill

WALTER E. ROBB, III*                  Trustee
-------------------------
Walter E. Robb, III

ARNOLD D. SCOTT*                      Trustee
-------------------------
Arnold D. Scott

JEFFREY L. SHAMES*                    Trustee
-------------------------
Jeffrey L. Shames

J. DALE SHERRATT*                     Trustee
-------------------------
J. Dale Sherratt

WARD SMITH*                           Trustee
-------------------------
Ward Smith

                                      *By:       JAMES R. BORDEWICK, JR.
                                                 ------------------------------
                                      Name:      James R. Bordewick, Jr.
                                                 as Attorney-in-fact

                                      Executed by James R. Bordewick, Jr. on
                                      behalf of those indicated pursuant to (i) a Power of Attorney dated August 11, 1994, incorporated by reference to the Registrant's Post-Effective Amendment No. 8 filed with the Securities and Exchange Commission via EDGAR on October 23, 1995; and (ii) a Power of Attorney dated February 19, 1998, incorporated by reference to the Registrant's
                                      Post-Effective Amendment No. 12 filed with the Securities and Exchange Commission via EDGAR on February 27, 1998.

                                INDEX TO EXHIBITS

EXHIBIT NO.                   DESCRIPTION OF EXHIBIT                  PAGE NO.
-----------                   ----------------------                  --------

   1 (d) Amendment to the Declaration of Trust to change the names of certain series of the Trust, dated
            August 24, 1998.

   4 (d) Amendment to the Investment Advisory Agreement between MFS Global Equity Fund (formerly, MFS
            World Equity Fund), and Massachusetts Financial
            Services Company, dated as of July 1, 1998.

  10 (a)    Consent of Ernst & Young LLP - MFS Global Total
            Return Fund, MFS Utilities Fund and MFS Global
            Equity Fund.

     (b)    Consent of Deloitte & Touche LLP - MFS Global
            Equity Fund.

  14        Financial Data Schedules for each Class of each
            Series.